As filed with the Securities and Exchange Commission on March 31, 2016

1933 Act Registration No. 33-17619

1940 Act Registration No. 811-05349

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 545	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 546	☒

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST

(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (312) 655-4400

Copies to:

CAROLINE L. KRAUS, ESQ. Goldman, Sachs & Co. 200 West Street New York, New York 10282	STEPHEN H. BIER, ESQ. Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class A Shares and Class C Shares of the Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund).

Prospectus

Class A Shares

March 31, 2016

GOLDMAN SACHS INVESTOR FUNDSSM

¢	Tax-Exempt Money Market Fund (formerly the Financial Square Tax-Free Money Market Fund)

■	Class A Shares: FKIXX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Tax-Exempt Money Market Fund—Summary

Investment Objective

The Tax-Exempt Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Tax-Exempt Money Market Fund
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.21%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.43%

[1]	The Fund’s “Other Expenses” for Class A Shares have been estimated to reflect expenses to be incurred during the first fiscal year.
[2]	The Investment Adviser has agreed to not impose a portion of the Management Fee equal annually to 0.045% of the Fund’s average daily net assets through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$44	$149	$264	$599

Principal Strategy

The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). The Investment Adviser ordinarily expects 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities

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that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

Principal Risks of the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

¢	Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.
¢	Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.
¢	Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.
¢	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
¢	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
¢	Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
¢	Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.
¢	Regulatory Risk. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. These changes will: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes, which have a compliance date of October 14, 2016, may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes. Shareholders will be given notice of further developments as appropriate.

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¢	Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
¢	Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal, state or local tax consequences of their investments.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Institutional Shares from year to year; and (b) the average annual total returns of the Fund’s FST Institutional Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling 1-800-621-2550.

TOTAL RETURN (FST Institutional Shares)*	CALENDAR YEAR (FST Institutional Shares)*

The total return for FST Institutional Shares for the 9-month period ended September 30, 2015 was 0.00%. Best Quarter Q2 ‘07 +0.91% Worst Quarter Q3 ‘13 0.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2014	1 Year	5 Years	10 Years	Since Inception
FST Institutional Shares* (Inception 7/19/94)	0.01%	0.05%	1.16%	1.96%

*	Because Class A Shares have not had returns for a full calendar year as of the date of this Prospectus, the figures shown above provide performance for FST Institutional Shares of the Fund (which are not offered in this Prospectus). Class A Shares would have similar returns (because this share class represents interests in the same portfolio of securities) that would differ only to the extent that they have different expenses; however, Class A Shares would have higher expenses than FST Institutional Shares, which would mean Class A Shares would have lower performance than FST Institutional Shares.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Buying and Selling Fund Shares

Generally, Class A Shares may be purchased only through certain banks, brokers, registered investment advisers and other financial institutions authorized to receive such orders (“Authorized Institutions”). The minimum initial investment for Class A Shares is generally $1,000.

You may purchase and redeem (sell) shares of the Fund on any business day through an Authorized Institution.

Tax Information

The Fund’s distributions that are designated as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund’s investment objective cannot be changed without approval of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing at least 80% of its Net Assets in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the AMT. The Investment Adviser ordinarily expects 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.

In order to maintain a rating from a rating organization, the Fund may be subject to additional investment restrictions.

Due to adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, the Fund may hold uninvested cash in lieu of such instruments. Cash assets are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

Goldman Sachs’ Money Market Investment Philosophy:

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

¢	Manage credit risk
¢	Manage interest rate risk
¢	Manage liquidity

INVESTMENT PROCESS

1.  Managing Credit Risk

The Investment Adviser’s process for managing credit risk emphasizes:

¢	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
¢	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser may not purchase that security for the Fund, although it is not required to sell that security.

2.  Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

¢

Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more

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accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

¢	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
¢	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Fund.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

¢	The Fund’s investors and other factors that influence the asset volatility of the Fund;
¢	Technical events that influence the trading range of federal funds and other short-term fixed income markets; and
¢	Bid-ask spreads associated with securities in the portfolios.

Additional Fund Characteristics and Restrictions

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”).

¢	The Investors: The Fund is designed for investors seeking a high rate of return, a stable NAV and convenient liquidation privileges. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
¢	NAV Per Share: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.
¢	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
¢	Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).
¢	Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7).
¢	Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions and the investment objective of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed by the Board of Trustees without shareholder approval.
¢	Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the SEC, the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer (and, effective April 14, 2016, certain affiliates of that issuer). However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of other investment companies that are money market funds. In addition, securities subject to demand features and guarantees are subject to different diversification requirements as described in the SAI.
¢	Portfolio Liquidity: The Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund must hold at least 30% of its total assets in “weekly liquid assets.” For this purpose, weekly liquid assets are calculated as of the end of each business day. Weekly liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) certain U.S. Government agency discount notes with remaining maturities of 60 days or less; (d) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or (e) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. In addition, the Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.

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INVESTMENT MANAGEMENT APPROACH

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of the Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.

INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategy is described in the Summary—Principal Strategy section of this Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

The Fund publishes or will publish on its website (http://www.gsamfunds.com) the following:

¢	A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s WAM and WAL) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months.
¢	A schedule of its portfolio holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date.
¢	The Fund files more detailed portfolio holdings information with the SEC on Form N-MFP no later than five business days after the end of each month. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.
¢	A graph depicting the Fund’s daily and weekly liquid assets and daily net inflows and outflows as of each business day for the preceding six months, as of the end of the preceding business day. This information will be available on or before April 14, 2016.
¢	A graph depicting the Fund’s current market-based NAV per share (rounded to the fourth decimal place), as of each business day for the preceding six months, as of the end of the preceding business day. The Fund’s current market-based NAV is based on available market quotations of the Fund’s portfolio securities as provided by a third party pricing vendor or broker as of 3:00 p.m. Eastern Time. The mark-to-market valuation methodology includes marking to market all securities of the Fund, including securities with remaining maturities of 60 days or less. This market value NAV report is for informational purposes only. The Fund currently uses an amortized cost valuation methodology to value underlying securities, and the Fund’s shares generally transact at $1.00 per share. This information will be available on or before April 14, 2016.
¢	In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund or a decline in weekly liquid assets below 10% of the Fund’s total assets. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.

In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

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Investment Policies Matrix

Tax-Exempt Money Market Fund

Commercial Paper	¢ Tax-exempt only

Repurchase Agreements	¢

Municipals	¢ At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[1]

Custodial Receipts	¢

Unrated Securities[2]	¢

Investment Companies	¢ Up to 10% of total assets in other investment companies[3]

Private Activity Bonds	¢ Does not intend to invest if subject to AMT[4,5]

Credit Quality[2]	First Tier[6]

Summary of Taxation for Distributions[7]	Tax-exempt federal and taxable state[8]

Miscellaneous	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

Note:  See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	The Investment Adviser ordinarily expects that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.
[2]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, the Fund may rely on the credit quality of the guarantee or demand feature in determining the credit quality of a security supported by a guarantee or demand feature.
[3]	This percentage limitation does not apply to the Fund’s investments in investment companies that are money market funds (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[4]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.
[5]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[6]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[7]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[8]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

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Risks of the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of the Fund are discussed in the Summary section of this Prospectus. The following section provides additional information on the risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Risk Category
✓	Principal
•	Additional Risk

Tax-Exempt Money Market Fund

Credit/Default	✓

Floating and Variable Rate Obligations	•

Geographic and Sector	✓

Interest Rate	✓

Large Shareholder Transactions	✓

Liquidity	✓

Management	•

Market	✓

Municipal	✓

Regulatory Risk	✓

Stable NAV	✓

Tax	✓

¢	Credit/Default Risk—An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. In addition, this includes the risk of default on letters of credit, guarantees or insurance policies that back municipal securities.

The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

¢	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

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¢	Geographic and Sector Risk—If the Fund invests a significant portion of its total assets in securities of certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.
¢	Interest Rate Risk—During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund. Low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.
¢	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
¢	Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a stable $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a stable $1.00 share price.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.

¢	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
¢	Market Risk—The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition,

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RISKS OF THE FUND

governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

¢	Municipal Securities Risk—Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund may invest may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

In addition, third party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third parties (such as municipal security insurers or banks issuing a liquidity enhancement facility), including credit rating downgrades or changes in the market’s perception of creditworthiness, may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.

¢	Regulatory Risk—The SEC recently adopted changes to the rules that govern money market funds. These changes will: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes, which have a compliance date of October 14, 2016, may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes. Shareholders will be given notice of further developments as appropriate.
¢	Stable NAV Risk—The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. A Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
¢	Tax Risk—Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Tax-Exempt Money Market
200 West Street
New York, New York 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2015, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.08 trillion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Fund, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):

¢	Supervises all non-advisory operations of the Fund
¢	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
¢	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
¢	Maintains the records of the Fund
¢	Provides office space and all necessary office equipment and services

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Pursuant to SEC exemptive orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

Fund	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2015*
Tax-Exempt Money Market	0.205%	0.07%

*	The Investment Adviser has agreed to waive a portion of its Management Fee equal annually to 0.045% of the Fund’s average daily net assets. This waiver will remain in effect through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

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SERVICE PROVIDERS

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. Due to the current low yield environment, the Investment Adviser may voluntarily waive a portion of its management fees, and this waiver may exceed what is stipulated in any fee waiver arrangement. This temporary waiver may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) equal on an annualized basis to 0.014% of the Fund’s average daily net assets. The Fund’s “Other Expenses” or “Total Annual Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

This arrangement will remain in place through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2015 is available in the Fund’s Annual Report dated August 31, 2015.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of average daily net assets of the Fund. Due to the current low yield environment, Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s transfer agency fees. These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although those fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make

13

available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

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Distributions

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Distributions will normally, but not always, be declared as of 4:00 p.m. Eastern time as a dividend and distributed monthly. You may choose to have distributions paid in:

¢	Cash
¢	Additional shares of the same class of the Fund
¢	Shares of a similar or an equivalent class of another Goldman Sachs Fund.

Special restrictions apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions. Net short-term capital gains may at times represent a significant component of the Fund’s daily distributions (e.g., during periods of extremely low interest rates).

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share. In a low interest rate environment, the Fund may reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Class A Shares.

HOW TO BUY SHARES

How Can I Purchase Class A Shares Of The Fund?

Generally, Class A Shares may be purchased on any business day at their NAV next determined after receipt of an order. No sales load is charged. In order to make an initial investment in the Fund, you must furnish to your Authorized Institution an account application. You should either:

¢	Contact your Authorized Institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
¢	Place an order with Goldman Sachs at 1-800-526-7384 and wire federal funds; or
¢	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 219711, Kansas City, MO 64121-9711. The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalent, e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks. It is expected that checks will be converted to federal funds within two business days of receipt.

It is strongly recommended that payment be effected by wiring federal funds.

What Should I Know When I Purchase Shares Through an Authorized Institution?

If shares of the Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”) purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

¢	The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund Shares when the order is accepted in proper form by the Transfer Agent or an Authorized Institution on a business day, and the order will be priced at the Fund’s current NAV per share next determined after such acceptance. For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Authorized Institutions of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact the Authorized Institution for more information.
¢	Authorized Institutions are responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust. Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments. These Authorized Institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Class A Shares. These payments may be in addition to other payments borne by the Fund.

16

SHAREHOLDER GUIDE

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. These payments are in addition to the distribution and service fees described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Class A Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

In addition to Class A Shares, the Fund may also offer other classes of shares to investors. These other share classes may be subject to different fees and expenses (which affect performance), and are entitled to different services than Class A Shares. Information regarding these other share classes may be obtained from your Authorized Institution or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

For each account holding Class A Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	No minimum
Other Share Exchanges	$1,000 or full account share balance, whichever is less	No minimum
Employer Sponsored Benefit Plans	No minimum	No minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

The minimum investment requirements described above are applied only at the intermediary level, and are generally not applied to clients individually, in the following situations: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations, certain other institutional clients and, under certain limited circumstances, high-net worth individuals; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or other financial intermediaries; and (iii) certain brokerage clients as determined from time to time by the Investment Adviser and/or

17

the Distributor. In determining the minimum investment requirement, client assets may be aggregated with assets of its subsidiaries and certain affiliates.

The minimum investment requirements described above do not apply to section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Additionally, the minimum investment requirements described above may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any Trustee or officer of Trust. The minimum investment requirements may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts. The minimum investment requirement may be waived for (i) Goldman Sachs managing directors and their immediate families that have at least $1 million invested in the Fund: and (ii) clients of Goldman Sachs Private Wealth Management (“GSPWM”) with at least $100 million of assets under management by GSPWM. Please see “Shares of the Trust” in the SAI for additional information about minimum investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

¢	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
¢	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.
¢	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
¢	Provide for, modify or waive the minimum investment requirements.
¢	Modify the manner in which shares are offered.

The Board of Trustees of the Trust has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. The Fund and its agents will not be responsible for any loss or any tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

18

SHAREHOLDER GUIDE

How Are Shares Priced?

The price you pay when you buy Class A Shares is the Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Class A Shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. The Fund calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

Please note the following with respect to the price at which your transactions are processed:

¢	NAV per share of the Fund is generally calculated by the Fund’s fund accounting agent on each business day as of 4:00 p.m. Eastern Time. Shares may also be priced periodically throughout the day by the Fund’s fund accounting agent. Except as provided below, Fund shares will be priced on any day the New York Stock Exchange is open, including days on which the Federal Reserve Bank is closed for local holidays (e.g., Columbus Day and Veterans Day). Fund shares will generally not be priced on any day the New York Stock Exchange is closed although Fund shares may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
¢	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
¢	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Most money market securities settle on the same day as they are traded and are required to be recorded and factored into the Fund’s NAV on the trade date (T). Investment transactions not settling on the same day as they are traded may be recorded and factored into the Fund’s NAV on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note:  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

To help the Fund maintain its $1.00 share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

The Fund relies on various sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

When Do Shares Begin Earning Dividends?

If a wire purchase order is received on a business day by 2:00 p.m. Eastern Time and payment in federal funds is received by the Fund by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time), then dividends will begin to accrue on the same business day that the wire purchase order is received.

If a wire purchase order is received on a business day after the deadline specified above, you will not earn dividends on the day the purchase order is received. Also, in the event a wire purchase order is placed by the deadline specified above but an anticipated

19

wire payment is not received by the Fund by the close of the Federal wire transfer system that same day, your purchase will be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, Goldman Sachs, or the Fund’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue within two business days of receipt.

HOW TO SELL SHARES

How Can I Sell Class A Shares Of The Fund?

Generally, Shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Fund. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). The Fund will generally redeem its Shares upon request on any business day the Fund is open at the NAV next determined after receipt of such request in proper form. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “How To Buy Shares.” The Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “What Should I Know When I Purchase Through an Authorized Institution?” A redemption may also be made with respect to the Fund by means of the check writing redemption privilege as described in the SAI.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee is required if:

¢	A request is made in writing to redeem Class A Shares in an amount over $50,000;
¢	You would like the redemption proceeds sent to an address that is not your address of record; or
¢	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

¢	Telephone requests are recorded.
¢	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
¢

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to

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SHAREHOLDER GUIDE

receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
¢	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
¢	The telephone redemption option may be modified or terminated at any time without prior notice.

Note:  It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

When Will Redemption Proceeds Be Paid?

By Wire:  Redemption proceeds will normally be paid to the domestic bank account designated in the current records of the Transfer Agent as follows:

Redemption Request Received	Redemption Proceeds	Dividends
¢ By 1:00 p.m. Eastern Time	Wired same business day Checks sent next business day	Not earned on day request is received Earned on day request is received

¢	Although redemption proceeds will normally be paid as described above, under certain circumstances (such as unusual market conditions or in cases of very large redemptions or excessive trading), redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request. Redemption requests or payments may only be postponed or suspended for longer than one day only for periods during which there is a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks or as permitted under those circumstances specifically enumerated under Section 22(e) of the Investment Company Act and Rule 22e-3 thereunder, namely if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; (iii) the SEC, by order or regulation, permits the suspension of the right of redemption; or (iv) the Fund, as part of a liquidation of the Fund, has suspended redemption of shares.
¢	If you are selling shares you recently paid for by check, or purchased by Automated Clearing House (“ACH”) the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
¢	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
¢	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
¢	None of the Trust, Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

¢	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
¢	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

¢

Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Authorized Institution or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your eligible fee-based program.

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¢	Redeem your shares if your account balance is below the required Fund minimum. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
¢	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
¢	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon disposition of those securities.
¢	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
¢	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, Investment Adviser, or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds in the Same or Another Goldman Sachs Fund?

You may redeem Class A Shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds. You may reinvest as follows:

¢	If you redeem Class A Shares of the Fund, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class A Shares of the Fund or Class A Shares of another Goldman Sachs Fund.
¢	If you redeem Class A Shares, pay a CDSC upon redemption and then reinvest in Class A Shares as described above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A Shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
¢	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
¢	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange Class A Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

¢	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds offer all share classes.
¢	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
¢

All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into the Fund need not

22

SHAREHOLDER GUIDE

meet the traditional minimum initial investment requirements for the Fund if the entire balance of the original Goldman Sachs Fund account is exchanged.
¢	Exchanges are available only in states where exchanges may be legally made.
¢	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
¢	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
¢	Normally, a telephone exchange will be made only to an identically registered account.
¢	A Medallion signature guarantee may be required.
¢	Exchanges into Goldman Sachs Funds or certain shares of Goldman Sachs Funds that are closed to new investors may be restricted.
¢	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Funds.
¢	Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
¢	Exchanges of Class A Shares from the Fund will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV. Class A Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments in Class A Shares Made On A Regular Basis?

You may be able to make automatic investments in Class A Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and your Authorized Institution, or you may check the appropriate box on the account application.

Can My Distributions Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by the Fund in shares of the same class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV.
¢	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
¢	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
¢	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
¢	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
¢	Minimum dollar amount: $50 per month.
¢	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
¢	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

23

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

¢	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including the 3rd and 26th of the month.
¢	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

What Types Of Reports Will I Be Sent Regarding My Investments In Class A Shares?

Authorized Institutions are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a quarterly account statement. If your account is maintained and serviced by your Authorized Institution, you will receive this information from your Authorized Institution on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Distribution And Service Fees Paid By The Fund’s Class A Shares?

The Trust has adopted a distribution and service plan (the “Plan”) under which Class A Shares bear distribution and service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributed to Class A Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

¢	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
¢	Commissions paid to Authorized Institutions;
¢	Allocable overhead;
¢	Telephone and travel expenses;
¢	Interest and other costs associated with the financing of such compensation and expenses;
¢	Printing of prospectuses for prospective shareholders;
¢	Preparation and distribution of sales literature or advertising of any type; and
¢	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A Shares.

Goldman Sachs normally begins paying the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its net investment income. However, the Fund reserves the right to reduce or withhold income and/or gains. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Distributions from the Fund that are designated as “exempt interest dividends” are generally not subject to federal income tax. However, you should note that, while the Fund intends to avoid such investments, a portion of the exempt interest dividends paid by the Fund may be attributable to investments in securities, the interest on which will be a preference item when determining your federal AMT liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Fund generally will not be deductible for federal income tax purposes.

To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your account application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct Taxpayer Identification Number, or certify that it is correct, or if the Internal Revenue Service instructs the Fund to do so.

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions paid in respect of certain U.S. source interest income and/or short-term capital gains that are designated by the Fund. More information about U.S. taxation and non-U.S. investors is included in the SAI.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

25

Appendix A

Additional Information on the Fund

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

Commercial Paper.  The Fund may invest in commercial paper, including variable amount master demand notes and asset backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Repurchase Agreements.  The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The Fund currently enters into repurchase agreements with a variety of eligible counterparties, including the Federal Reserve Bank of New York. Reduced participation in the repurchase agreement market by these counterparties, particularly the Federal Reserve Bank of New York, may affect the Fund’s investment strategies, operations and/or return potential. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government Securities.

Municipal Obligations.  The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper or other instruments. Municipal obligations are generally subject to those risks associated with debt securities generally. In addition, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal obligations (such as general obligation bonds, private activity bonds and moral obligation bonds).

26

APPENDIX A

The Fund may invest in municipal obligations issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal obligations may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.

Municipal Notes and Bonds.  Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a government-owned toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds.  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity and average portfolio life. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants.  Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds.  The Fund may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds would be an item of tax preference when distributed by the Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies.  The Fund may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (i) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multifamily housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (ii) municipal obligations whose issuers are in the same state; or (iii) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). The Fund’s investments in these municipal obligations will subject the Fund, to a greater extent, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

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Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to the Fund. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Custodial Receipts.  The Fund may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies.  The Fund may invest in securities of other investment companies, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

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APPENDIX A

Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Investment Company Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation has a remaining maturity of 397 calendar days or less or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Illiquid Securities.  The Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund). Illiquid securities include:

¢	Both domestic and foreign securities that are not readily marketable
¢	Certain municipal leases and participation interests
¢	Certain stripped mortgage-backed securities
¢	Repurchase agreements and time deposits with a notice or demand period of more than seven days
¢	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings.  The Fund may borrow up to 33 1⁄3% of its total assets (including the amount borrowed) from banks for temporary or emergency purposes. The Fund generally may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the SAI.

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Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its share-holders.

Special Policy Applicable to the Fund—Fundamental Policy.  As a matter of fundamental policy, at least 80% of the Net Assets of the Fund will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. The Fund may temporarily invest in taxable money market instruments when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Fund. In addition, dividends paid by the Fund may be subject to state corporate franchise and corporate income taxes, if applicable.

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Appendix B

Financial Highlights

Because Class A Shares of the Fund have not yet commenced operations as of the date of this Prospectus, financial highlights are not available.

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Investor Tax-Exempt Money Market Fund Prospectus

(Class A Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Fund may be found at www.gsamfunds.com/announcements-ind for individual investors or www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

¢ By telephone:	1-800-526-7384
¢ By mail:	Goldman Sachs Funds c/o BFDS P.O. Box 219711 Kansas City, MO 64121-9711
¢ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

IMMTEXPROA	The Fund’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman, Sachs & Co.

Prospectus

Class C Shares

March 31, 2016

GOLDMAN SACHS INVESTOR FUNDSSM

¢	Tax-Exempt Money Market Fund (formerly the Financial Square Tax-Free Money Market Fund)

■	Class C Shares: FCYXX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Tax-Exempt Money Market Fund—Summary

Investment Objective

The Tax-Exempt Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Tax-Exempt Money Market Fund
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)[1]	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.21%
Distribution (12b-1) Fees	0.75%
Other Expenses[2]	0.27%
Service Fees	0.25%
All Other Expenses	0.02%
Total Annual Fund Operating Expenses	1.23%
Fee Waiver[3]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	1.18%

[1]	Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.
[2]	The Fund’s “Other Expenses” for Class C Shares have been estimated to reflect expenses to be incurred during the first fiscal year.
[3]	The Investment Adviser has agreed to not impose a portion of the Management Fee equal annually to 0.045% of the Fund’s average daily net assets through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and then redeem all of your Class C Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares
– Assuming complete redemption at end of period	$220	$385	$671	$1,484
– Assuming no redemption	$120	$385	$671	$1,484

Principal Strategy

The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). The Investment Adviser ordinarily expects 100% of the

1

Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

Principal Risks of the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

¢	Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.
¢	Geographic and Sector Risk. If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.
¢	Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.
¢	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
¢	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
¢	Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
¢	Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.
¢

Regulatory Risk.  The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. These changes will: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall

2

below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes, which have a compliance date of October 14, 2016, may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes. Shareholders will be given notice of further developments as appropriate.

¢	Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
¢	Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal, state or local tax consequences of their investments.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Institutional Shares from year to year; and (b) the average annual total returns of the Fund’s FST Institutional Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling 1-800-621-2550.

TOTAL RETURN (FST Institutional Shares)*	CALENDAR YEAR (FST Institutional Shares)*

The total return for FST Institutional Shares for the 9-month period ended September 30, 2015 was 0.00%. Best Quarter Q2 ‘07 +0.91% Worst Quarter Q3 ‘13 0.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2014	1 Year	5 Years	10 Years	Since Inception
FST Institutional Shares* (Inception 7/19/94)	0.01%	0.05%	1.16%	1.96%

*	Because Class C Shares have not had returns for a full calendar year as of the date of this Prospectus, the figures shown above provide performance for FST Institutional Shares of the Fund (which are not offered in this Prospectus). Class C Shares would have similar returns (because this share class represents interests in the same portfolio of securities) that would differ only to the extent that they have different expenses; however, Class C Shares would have higher expenses than FST Institutional Shares, which would mean Class C Shares would have lower performance than FST Institutional Shares.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Buying and Selling Fund Shares

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. The minimum initial investment for Class C Shares is, generally, $1,000, except that no minimum initial investment is imposed on investors that are offered Class C Shares of the Fund as an option through an employer sponsored benefit plan. Class C Shares generally have no minimum subsequent investment amount, except for certain retirement accounts, automatic investment plan accounts and Uniform Gift/Transfer to Minors Accounts, for which the minimum is $50.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

3

Tax Information

The Fund’s distributions that are designated as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund’s investment objective cannot be changed without approval of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing at least 80% of its Net Assets in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the AMT. The Investment Adviser ordinarily expects 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.

In order to maintain a rating from a rating organization, the Fund may be subject to additional investment restrictions.

Due to adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, the Fund may hold uninvested cash in lieu of such instruments. Cash assets are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

Goldman Sachs’ Money Market Investment Philosophy:

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

¢	Manage credit risk
¢	Manage interest rate risk
¢	Manage liquidity

INVESTMENT PROCESS

1.  Managing Credit Risk

The Investment Adviser’s process for managing credit risk emphasizes:

¢	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
¢	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser may not purchase that security for the Fund, although it is not required to sell that security.

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2.  Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

¢	Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
¢	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
¢	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Fund.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

¢	The Fund’s investors and other factors that influence the asset volatility of the Fund;
¢	Technical events that influence the trading range of federal funds and other short-term fixed income markets; and
¢	Bid-ask spreads associated with securities in the portfolios.

Additional Fund Characteristics and Restrictions

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”).

¢	The Investors: The Fund is designed for investors seeking a high rate of return, a stable NAV and convenient liquidation privileges. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
¢	NAV Per Share: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.
¢	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
¢	Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).
¢	Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7).
¢	Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions and the investment objective of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed by the Board of Trustees without shareholder approval.
¢	Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the SEC, the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer (and, effective April 14, 2016, certain affiliates of that issuer). However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of other investment companies that are money market funds. In addition, securities subject to demand features and guarantees are subject to different diversification requirements as described in the SAI.
¢	Portfolio Liquidity: The Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund must hold at least 30% of its total assets in “weekly liquid assets.” For this purpose, weekly liquid assets are calculated as of the end of each business day. Weekly liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) certain U.S. Government agency discount notes with remaining maturities of 60 days or less; (d) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or (e) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. In addition, the Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.

6

INVESTMENT MANAGEMENT APPROACH

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of the Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.

INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategy is described in the Summary—Principal Strategy section of this Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

The Fund publishes or will publish on its website (http://www.gsamfunds.com) the following:

¢	A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s WAM and WAL) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months.
¢	A schedule of its portfolio holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date.
¢	The Fund files more detailed portfolio holdings information with the SEC on Form N-MFP no later than five business days after the end of each month. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.
¢	A graph depicting the Fund’s daily and weekly liquid assets and daily net inflows and outflows as of each business day for the preceding six months, as of the end of the preceding business day. This information will be available on or before April 14, 2016.
¢	A graph depicting the Fund’s current market-based NAV per share (rounded to the fourth decimal place), as of each business day for the preceding six months, as of the end of the preceding business day. The Fund’s current market-based NAV is based on available market quotations of the Fund’s portfolio securities as provided by a third party pricing vendor or broker as of 3:00 p.m. Eastern Time. The mark-to-market valuation methodology includes marking to market all securities of the Fund, including securities with remaining maturities of 60 days or less. This market value NAV report is for informational purposes only. The Fund currently uses an amortized cost valuation methodology to value underlying securities, and the Fund’s shares generally transact at $1.00 per share. This information will be available on or before April 14, 2016.
¢	In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund or a decline in weekly liquid assets below 10% of the Fund’s total assets. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.

In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

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Investment Policies Matrix

Tax-Exempt Money Market Fund

Commercial Paper	¢ Tax-exempt only

Repurchase Agreements	¢

Municipals	¢ At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[1]

Custodial Receipts	¢

Unrated Securities[2]	¢

Investment Companies	¢ Up to 10% of total assets in other investment companies[3]

Private Activity Bonds	¢ Does not intend to invest if subject to AMT[4,5]

Credit Quality[2]	First Tier[6]

Summary of Taxation for Distributions[7]	Tax-exempt federal and taxable state[8]

Miscellaneous	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

Note:  See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	The Investment Adviser ordinarily expects that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund, may invest in short-term taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.
[2]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, the Fund may rely on the credit quality of the guarantee or demand feature in determining the credit quality of a security supported by a guarantee or demand feature.
[3]	This percentage limitation does not apply to the Fund’s investments in investment companies that are money market funds (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[4]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.
[5]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[6]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[7]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[8]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

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Risks of the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of the Fund are discussed in the Summary section of this Prospectus. The following section provides additional information on the risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Risk Category
✓	Principal
•	Additional Risk

Tax-Exempt Money Market Fund

Credit/Default	✓

Floating and Variable Rate Obligations	•

Geographic and Sector	✓

Interest Rate	✓

Large Shareholder Transactions	✓

Liquidity	✓

Management	•

Market	✓

Municipal	✓

Regulatory Risk	✓

Stable NAV	✓

Tax	✓

¢	Credit/Default Risk—An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. In addition, this includes the risk of default on letters of credit, guarantees or insurance policies that back municipal securities.

The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

¢	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

¢	Geographic and Sector Risk—If the Fund invests a significant portion of its total assets in securities of certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.

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¢	Interest Rate Risk—During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund. Low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.
¢	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain securities of large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
¢	Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a stable $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a stable $1.00 share price.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.

¢	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
¢	Market Risk—The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

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RISKS OF THE FUND

¢	Municipal Securities Risk—Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund may invest may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

In addition, third party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third parties (such as municipal security insurers or banks issuing a liquidity enhancement facility), including credit rating downgrades or changes in the market’s perception of creditworthiness, may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.

¢	Regulatory Risk—The SEC recently adopted changes to the rules that govern money market funds. These changes will: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes, which have a compliance date of October 14, 2016, may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes. Shareholders will be given notice of further developments as appropriate.
¢	Stable NAV Risk—The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. A Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
¢	Tax Risk—Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio holdings and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment within IRAs, other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Tax-Exempt Money Market
200 West Street
New York, New York 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2015, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.08 trillion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Fund, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):

¢	Supervises all non-advisory operations of the Fund
¢	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
¢	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
¢	Maintains the records of the Fund
¢	Provides office space and all necessary office equipment and services

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Pursuant to SEC exemptive orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

Fund	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2015*
Tax-Exempt Money Market	0.205%	0.07%

*	The Investment Adviser has agreed to waive a portion of its Management Fee equal annually to 0.045% of the Fund’s average daily net assets. This waiver will remain in effect through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

12

SERVICE PROVIDERS

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. Due to the current low yield environment, the Investment Adviser may voluntarily waive a portion of its management fees, and this waiver may exceed what is stipulated in any fee waiver arrangement. This temporary waiver may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, service fees, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) equal on an annualized basis to 0.014% of the Fund’s average daily net assets. The Fund’s “Other Expenses” or “Total Annual Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

This arrangement will remain in place through at least March 31, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2015 is available in the Fund’s Annual Report dated August 31, 2015.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of average daily net assets of the Fund. Due to the current low yield environment, Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s transfer agency fees. These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although those fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make

13

available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

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Distributions

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Distributions will normally, but not always, be declared as of 4:00 p.m. Eastern time as a dividend and distributed monthly. You may choose to have distributions paid in:

¢	Cash
¢	Additional shares of the same class of the Fund
¢	Shares of a similar or an equivalent class of another Goldman Sachs Fund.

Special restrictions apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions. Net short-term capital gains may at times represent a significant component of the Fund’s daily distributions (e.g., during periods of extremely low interest rates).

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share. In a low interest rate environment, the Fund may reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Class C Shares.

HOW TO BUY SHARES

How Can I Purchase Class C Shares Of The Fund?

Generally, Class C Shares of the Fund may be purchased on any day at their NAV next determined after receipt of an order. No sales load is charged.

In order to make an initial investment in the Fund, you must furnish to your Authorized Institution the information in the account application. You should either:

¢	Contact your Authorized Institution who may place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation);
¢	Place an order with Goldman Sachs at 1-800-526-7384 and wire federal funds; or
¢	Send a check payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 219711, Kansas City, MO 64121-9711. The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalent, e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks. It is expected that checks will be converted to federal funds within two business days of receipt.

It is strongly recommended that payment be effected by wiring federal funds.

What Should I Know When I Purchase Shares Through an Authorized Institution?

If shares of the Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

¢	The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund Shares when the order is accepted in proper form by the Transfer Agent or an Authorized Institution on a business day, and the order will be priced at the Fund’s current NAV per share next determined after such acceptance. For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Authorized Institutions of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact the Authorized Institution for more information.
¢	Authorized Institutions are responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust. Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments. These Authorized Institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Class C Shares. These payments may be in addition to other payments borne by the Fund.

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The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. These payments are in addition to the distribution and service fees described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Class C Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

In addition to Class C Shares, the Fund may also offer other classes of shares to investors. These other share classes may be subject to different fees and expenses (which affect performance), and are entitled to different services than Class C Shares. Information regarding these other share classes may be obtained from your Authorized Institution or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

For each account holding Class C Shares the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	No minimum
Other Share Exchanges	$1,000 or full account share balance, whichever is less	No minimum
Employer Sponsored Benefit Plans	No minimum	No minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

The minimum investment requirements described above are applied only at the intermediary level, and are generally not applied to clients individually, in the following situations: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations, certain other institutional clients and, under certain limited circumstances, high-net worth individuals; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or

17

other financial intermediaries; and (iii) certain brokerage clients as determined from time to time by the Investment Adviser and/or the Distributor. In determining the minimum investment requirement, client assets may be aggregated with assets of its subsidiaries and certain affiliates.

The minimum investment requirements described above do not apply to section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Additionally the minimum investment requirements described above may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates and any Trustee or officer of Goldman Sachs Trust (the “Trust”). The minimum investment requirements may also be waived for certain mutual fund “wrap” programs at the discretion of the officers of the Trust. No minimum amount is required for additional investments by such accounts. The minimum investment requirement may be waived for (i) Goldman Sachs managing directors and their immediate families that have at least $1 million invested in the Fund; and (ii) clients of Goldman Sachs Private Wealth Management (“GSPWM”) with at least $100 million of assets under management by GSPWM. Please see “Shares of the Trust” in the SAI for additional information about minimum investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

¢	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
¢	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.
¢	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
¢	Provide for, modify or waive the minimum investment requirements.
¢	Modify the manner in which shares are offered.

The Board of Trustees of the Trust has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. The Fund and its agents will not be responsible for any loss or any tax liability in an investor’s account resulting from the investor’s delay in

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SHAREHOLDER GUIDE

providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy Class C Shares is the Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell Class C Shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. The Fund calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

Please note the following with respect to the price at which your transactions are processed:

¢	NAV per share of the Fund is generally calculated by the Fund’s fund accounting agent on each business day as of 4:00 p.m. Eastern Time. Shares may also be priced periodically throughout the day by the Fund’s fund accounting agent. Except as provided below, Fund shares will be priced on any day the New York Stock Exchange is open, including days on which the Federal Reserve Bank is closed for local holidays (e.g., Columbus Day and Veterans Day). Fund shares will generally not be priced on any day the New York Stock Exchange is closed although Fund shares may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
¢	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
¢	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Most money market securities settle on the same day as they are traded and are required to be recorded and factored into the Fund’s NAV on the trade date (T). Investment transactions not settling on the same day as they are traded may be recorded and factored into the Fund’s NAV on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note:  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

To help the Fund maintain its $1.00 share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

The Fund relies on various sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

When Do Shares Begin Earning Dividends?

If a wire purchase order is received on a business day by 2:00 p.m. Eastern Time and payment in federal funds is received by the Fund by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time), then dividends will begin to accrue on the same business day that the wire purchase order is received.

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If a wire purchase order is received on a business day after the deadline specified above, you will not earn dividends on the day the purchase order is received. Also, in the event a wire purchase order is placed by the deadline specified above but an anticipated wire payment is not received by the Fund by the close of the Federal wire transfer system that same day, your purchase will be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, Goldman Sachs, or the Fund’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue within two business days of receipt.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by employer sponsored benefit plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Else Do I Need To Know About The CDSC On Class C Shares?

¢	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
¢	When counting the number of months since a purchase of Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
¢	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class C Shares Be Waived Or Reduced?

The CDSC on Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

¢	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
¢	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
¢	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
¢	Excess contributions distributed from an Employee Benefit Plan;
¢	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
¢	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
¢	Satisfying the minimum distribution requirements of the Code;
¢	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
¢	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
¢	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares;
¢	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
¢	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employees) or employee organizations investing in the Fund.

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SHAREHOLDER GUIDE

¢	In addition to Class C Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), may have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class C Shares Of The Fund?

Generally, Shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Fund. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). The Fund will generally redeem its Shares upon request on any business day the Fund is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “How To Buy Shares.” The Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “What Should I Know When I Purchase Through an Authorized Institution?” A redemption may also be made with respect to the Fund by means of the check writing redemption privilege as described in the SAI.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee is required if:

¢	A request is made in writing to redeem Class C Shares in an amount over $50,000;
¢	You would like the redemption proceeds sent to an address that is not your address of record; or
¢	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

¢	Telephone requests are recorded.
¢	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
¢

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to

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receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
¢	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
¢	The telephone redemption option may be modified or terminated at any time without prior notice.

Note:  It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

When Will Redemption Proceeds Be Paid?

By Wire:  Redemption proceeds will normally be paid to the domestic bank account designated in the current records of the Transfer Agent as follows:

Redemption Request Received by the Fund	Redemption Proceeds	Dividends
¢ By 1:00 p.m. Eastern Time	Wired same business day Checks sent next business day	Not earned on day request is received Earned on day request is received

¢	Although redemption proceeds will normally be paid as described above, under certain circumstances (such as unusual market conditions or in cases of very large redemptions or excessive trading), redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request. Redemption requests or payments may only be postponed or suspended for longer than one day only for periods during which there is a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks or as permitted under those circumstances specifically enumerated under Section 22(e) of the Investment Company Act and Rule 22e-3 thereunder, namely if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; (iii) the SEC, by order or regulation, permits the suspension of the right of redemption; or (iv) the Fund, as part of a liquidation of the Fund, has suspended redemption of shares.
¢	If you are selling shares you recently paid for by check, or purchased by Automated Clearing House (“ACH”) the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
¢	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
¢	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent.
¢	None of the Trust, Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

¢	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
¢	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

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SHAREHOLDER GUIDE

The Trust reserves the right to:

¢	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Authorized Institution or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your eligible fee-based program.
¢	Redeem your shares if your account balance is below the required Fund minimum. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
¢	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
¢	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon disposition of those securities.
¢	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
¢	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, Investment Adviser, or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds in the Same or Another Goldman Sachs Fund?

You may redeem Class C Shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds. You may reinvest as follows:

¢	If you redeem Class C Shares of the Fund, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Fund or Class C Shares of another Goldman Sachs Fund.
¢	If you redeem Class C Shares, pay a CDSC upon redemption and then reinvest in Class C Shares as described above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class C Shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
¢	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
¢	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange Class C Shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

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You should keep in mind the following factors when making or considering an exchange:

¢	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds offer all share classes.
¢	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
¢	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed on the exchange of those shares.
¢	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares required in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
¢	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
¢	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into the Fund need not meet the traditional minimum initial investment requirements for the Fund if the entire balance of the original Goldman Sachs Fund account is exchanged.
¢	Exchanges are available only in states where exchanges may be legally made.
¢	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
¢	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
¢	Normally, a telephone exchange will be made only to an identically registered account.
¢	A Medallion signature guarantee may be required.
¢	Exchanges into Goldman Sachs Funds or certain shares of Goldman Sachs Funds that are closed to new investors may be restricted.
¢	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Funds.
¢	Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments in Class C Shares Made On A Regular Basis?

You may be able to make automatic investments in Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and your Authorized Institution, or you may check the appropriate box on the account application.

Can My Distributions Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by the Fund in shares of the same class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV.
¢	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
¢	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

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SHAREHOLDER GUIDE

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
¢	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
¢	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
¢	Minimum dollar amount: $50 per month.
¢	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
¢	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

¢	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class C Shares because of the CDSCs that are imposed on certain redemptions of Class C Shares.
¢	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including the 3rd and 26th of the month.
¢	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
¢	The CDSC applicable to shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares.

What Types Of Reports Will I Be Sent Regarding My Investments In Class C Shares?

Authorized Institutions are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a quarterly account statement. If your account is maintained and serviced by your Authorized Institution, you will receive this information from your Authorized Institution on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Distribution And Service Fees Paid By The Fund’s Class C Shares?

The Trust has adopted a distribution and service plan (the “Plan”) under which Class C Shares bear distribution and service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plan for Class C Shares, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.75% of the Fund’s average daily net assets attributed to Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

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The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

¢	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
¢	Commissions paid to Authorized Institutions;
¢	Allocable overhead;
¢	Telephone and travel expenses;
¢	Interest and other costs associated with the financing of such compensation and expenses;
¢	Printing of prospectuses for prospective shareholders;
¢	Preparation and distribution of sales literature or advertising of any type; and
¢	All other expenses incurred in connection with activities primarily intended to result in the sale of Class C Shares.

Goldman Sachs normally begins paying the annual 0.75% distribution fee for the Class C Shares as an ongoing commission to Authorized Institutions after the shares have been held for one year.

PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES FOR CLASS C SHARES

Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributable to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceeds its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its net investment income. However, the Fund reserves the right to reduce or withhold income and/or gains. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Distributions from the Fund that are designated as “exempt interest dividends” are generally not subject to federal income tax. However, you should note that, while the Fund intends to avoid such investments, a portion of the exempt interest dividends paid by the Fund may be attributable to investments in securities, the interest on which will be a preference item when determining your federal AMT liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Fund generally will not be deductible for federal income tax purposes.

To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your account application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct Taxpayer Identification Number, or certify that it is correct, or if the Internal Revenue Service instructs the Fund to do so.

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions paid in respect of certain U.S. source interest income and/or short-term capital gains that are designated by the Fund. More information about U.S. taxation and non-U.S. investors is included in the SAI.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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Appendix A

Additional Information on the Fund

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

Commercial Paper.  The Fund may invest in commercial paper, including variable amount master demand notes and asset backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper that may be purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Repurchase Agreements.  The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The Fund currently enters into repurchase agreements with a variety of eligible counterparties, including the Federal Reserve Bank of New York. Reduced participation in the repurchase agreement market by these counterparties, particularly the Federal Reserve Bank of New York, may affect the Fund’s investment strategies, operations and/or return potential. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government Securities.

Municipal Obligations.  The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper or other instruments. Municipal obligations are generally subject to those risks associated with debt securities generally. In addition, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal obligations (such as general obligation bonds, private activity bonds and moral obligation bonds).

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                        APPENDIX A

The Fund may invest in municipal obligations issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal obligations may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.

Municipal Notes and Bonds.  Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a government-owned toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds.  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity and average portfolio life. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants.  Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds.  The Fund may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds would be an item of tax preference when distributed by the Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies.  The Fund may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (i) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multifamily housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (ii) municipal obligations whose issuers are in the same state; or (iii) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). The Fund’s investments in these municipal obligations will subject the Fund, to a greater extent, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

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Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions such as insurance companies which may issue insurance policies with respect to municipal obligations. The credit quality of these banks, insurance companies and other financial institutions could, therefore, cause a loss to the Fund. The insurance companies’ exposure to securities involving sub-prime mortgages may cause insurer rating downgrade or insolvency, which may affect the prices and liquidity of municipal obligations insured by the insurance company. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

In purchasing municipal obligations, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Custodial Receipts.  The Fund may invest in custodial receipts (including tender option bonds, see above for more information) representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies.  The Fund may invest in securities of other investment companies, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

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APPENDIX A

Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations, including tender option bonds. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Investment Company Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation has a remaining maturity of 397 calendar days or less or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Illiquid Securities.  The Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund). Illiquid securities include:

¢	Both foreign and domestic securities that are not readily marketable
¢	Certain municipal leases and participation interests
¢	Certain stripped mortgage-backed securities
¢	Repurchase agreements and time deposits with a notice or demand period of more than seven days
¢	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.

Borrowings.  The Fund may borrow up to 331/3% of its total assets (including the amount borrowed) from banks for temporary or emergency purposes. The Fund generally may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the SAI.

31

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its share-holders.

Special Policy Applicable to the Fund—Fundamental Policy.  As a matter of fundamental policy, at least 80% of the Net Assets of the Fund will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. The Fund may temporarily invest in taxable money market instruments when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Fund. In addition, dividends paid by the Fund may be subject to state corporate franchise and corporate income taxes, if applicable.

32

Appendix B

Financial Highlights

Because Class C Shares of the Fund have not yet commenced operations as of the date of this prospectus, financial highlights are not available.

33

Investor Tax-Exempt Money Market Fund Prospectus

(Class C Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Fund may be found at www.gsamfunds.com/announcements-ind for individual investors or www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

¢ By telephone:	1-800-526-7384
¢ By mail:	Goldman Sachs Funds c/o BFDS P.O. Box 219711 Kansas City, MO 64121-9711
¢ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

IMMTEXPROC	The Fund’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman, Sachs & Co.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 31, 2016 FOR CLASS A SHARES AND CLASS C SHARES OF THE GOLDMAN SACHS INVESTOR

TAX-EXEMPT MONEY MARKET FUND

DATED FEBRUARY 29, 2016 FOR CLASS A SHARES AND CLASS C SHARES OF THE GOLDMAN SACHS

FINANCIAL SQUARE GOVERNMENT FUND

DATED DECEMBER 29, 2015, AS SUPPLEMENTED MARCH 31, 2016, FOR ALL OTHER FUNDS AND SHARE

CLASSES

FST SHARE CLASS	GOLDMAN SACHS FINANCIAL SQUARE TREASURY SOLUTIONS FUND	GOLDMAN SACHS FINANCIAL SQUARE MONEY MARKET FUND	GOLDMAN SACHS FINANCIAL SQUARE PRIME OBLIGATIONS FUND	GOLDMAN SACHS FINANCIAL SQUARE GOVERNMENT FUND	GOLDMAN SACHS FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND
INSTITUTIONAL	FEDXX	FSMXX	FPOXX	FGTXX	FIRXX

ADMINISTRATION	FVAXX	FADXX	FBAXX	FOAXX	FIOXX

CAPITAL	GCFXX	GCKXX	GCPXX	GCGXX	FIKXX

CASH MANAGEMENT	GFCXX	GSCXX	GFOXX	GVCXX	FIWXX

CLASS A	—	—	—	FSOXX	—

CLASS C	—	—	GPCXX	FSGXX	—

PREFERRED	GPFXX	GPMXX	GPPXX	GPGXX	FIHXX

PREMIER	GFPXX	GPRXX	GOPXX	GGPXX	FIQXX

RESOURCE	GFRXX	GREXX	GBRXX	GVRXX	—

CLASS R6	—	—	—	FGGXX	—

SELECT	GSFXX	GSMXX	GSPXX	GSGXX	FIJXX

SERVICE	FVSXX	FSVXX	FBSXX	FOSXX	FILXX

FST SHARE CLASS	GOLDMAN SACHS INVESTOR TAX- EXEMPT MONEY MARKET FUND	GOLDMAN SACHS FINANCIAL SQUARE TREASURY INSTRUMENTS FUND	GOLDMAN SACHS FINANCIAL SQUARE TREASURY OBLIGATIONS FUND	GOLDMAN SACHS FINANCIAL SQUARE TAX- EXEMPT CALIFORNIA FUND	GOLDMAN SACHS FINANCIAL SQUARE TAX- EXEMPT NEW YORK FUND

INSTITUTIONAL	FTXXX	FTIXX	FTOXX	ITCXX	ILNXX

ADMINISTRATION	FEAXX	FRAXX	FGAXX	IAMXX	IYAXX

CAPITAL	GCXXX	GCIXX	GCTXX	—	—

CASH MANAGEMENT	GXCXX	GICXX	GTOXX	IECXX	IENXX

CLASS A	FKIXX	—	—	—	—

CLASS C	FCYXX	—	—	—	—

PREFERRED	GPTXX	GPIXX	GPOXX	—	—

PREMIER	GXPXX	GIPXX	GTPXX	—	—

RESOURCE	GXRXX	GIRXX	GTRXX	—	—

SELECT	GSTXX	GSIXX	GSOXX	—	—

SERVICE	FESXX	FYSXX	FYAXX	ICSXX	IYSXX

Money Market Funds of the Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes each of the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the prospectuses dated (i) March 31, 2016 for the Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund); (ii) February 29, 2016 for Class A and Class C Shares of the Goldman Sachs Financial Square Government Fund; and (iii) December 29, 2015 for all other share classes of the Goldman Sachs Financial Square Government Fund and for all share classes of the Goldman Sachs Financial Square Treasury Solutions Fund (formerly the Goldman Sachs Financial Square Federal Fund), Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Treasury Instruments Fund and the Goldman Sachs Financial Square Treasury Obligations Fund (individually, a “Fund,” and collectively the “Funds”) (collectively, the “Prospectuses”), as they may be amended and/or supplemented from time to time. The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number or writing to one of the addresses listed below, or from institutions (“Authorized Institutions”) acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in each Fund’s 2015 Annual Report are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of each Fund’s Annual Report are incorporated herein by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co., toll free at 800-621-2550.

Goldman Sachs Financial Square FundSM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Investor FundSM is a service mark of Goldman, Sachs & Co.

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is March 31, 2016.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., Investment Adviser

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO., Distributor

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO., Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.) 800-621-2550

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Financial Square Treasury Solutions Fund (“Treasury Solutions Fund”), Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), Goldman Sachs Financial Square Prime Obligations Fund (“Prime Obligations Fund”), Goldman Sachs Financial Square Government Fund (“Government Fund”), Goldman Sachs Financial Square Federal Instruments Fund (“Federal Instruments Fund”), Goldman Sachs Financial Square Tax-Exempt California Fund (“Tax-Exempt California Fund”), Goldman Sachs Financial Square Tax-Exempt New York Fund (“Tax-Exempt New York Fund”), Goldman Sachs Investor Tax-Exempt Money Market Fund (“Tax-Exempt Fund”), Goldman Sachs Financial Square Treasury Instruments Fund (“Treasury Instruments Fund”) and Goldman Sachs Financial Square Treasury Obligations Fund (“Treasury Obligations Fund”). Prior to March 31, 2016, the Tax-Exempt Fund’s name was “Goldman Sachs Financial Square Tax-Free Money Market Fund.” Prior to September 30, 2015, the Treasury Solutions Fund’s name was “Goldman Sachs Financial Square Federal Fund.” Prior to May 20, 2010, the Tax-Exempt California Fund’s and Tax-Exempt New York Fund’s names were “Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio” and “Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio,” respectively.

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Treasury Solutions Fund, Money Market Fund, Treasury Instruments Fund and Treasury Obligations Fund currently offer nine classes of shares: FST Institutional Shares (“FST Shares”), FST Service Shares (“Service Shares”), FST Administration Shares (“Administration Shares”), FST Preferred Shares (“Preferred Shares”), FST Select Shares (“Select Shares”), FST Capital Shares (“Capital Shares”), FST Cash Management Shares (“Cash Management Shares”), FST Premier Shares (“Premier Shares”) and FST Resource Shares (“Resource Shares”). The Tax-Exempt California Fund and Tax-Exempt New York Fund currently offer four classes of shares: FST Shares, Service Shares, Administration Shares and Cash Management Shares. The Prime Obligations Fund currently offers ten classes of shares: FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares and FST Class C Shares (“Class C Shares”). The Federal Instruments Fund currently offers eight classes of Shares: FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, and Premier Shares. The Government Fund currently offers twelve classes of shares: FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares, FST Class R6 Shares (“Class R6 Shares”), FST Class A Shares (“Class A Shares”) and Class C Shares. The Tax-Exempt Fund currently offers eleven classes of shares: FST Shares, Services Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares, Class A Shares and Class C Shares. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. GSAM is sometimes referred to herein as the “Investment Adviser.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. The Bank of New York Mellon (“BNYM”) serves as the custodian to the Funds.

The following information relates to and supplements the description of each Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of each Fund’s investment objective and policies. Investing in the Funds entails certain risks, and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a distinct investment objective and policies. Each Fund, other than the Tax-Exempt California Fund and Tax-Exempt New York Fund, is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). The Tax-Exempt California Fund and Tax-Exempt New York Fund are non-diversified open-end management investment companies, as defined in the Act. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Treasury Instruments Fund, Treasury Solutions Fund, Government Fund and Federal Instruments Fund, to the extent required by the U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 under the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investment suggested by its name.

To the extent described in the Prospectuses and further below, the policies of the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund to invest at least 80% of their Net Assets in the particular type of investments suggested by their respective names, and the policy of the Treasury Obligations Fund to limit its investments to U.S. Treasury Obligations and related repurchase agreements, are fundamental policies that may not be changed without shareholder approval.

U.S. Government Securities

The Money Market, Prime Obligations, Government and Federal Instruments Funds may invest in government securities, which are securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities are deemed to include (to the extent consistent with the Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Treasury Obligations Fund, Treasury Instruments Fund and Treasury Solutions Fund may invest in securities issued or guaranteed by the Treasury.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”)

entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Treasury Inflation-Protected Securities. Each Fund (except the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund) may invest in Treasury inflation-protected securities (“TIPS”), which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Asset-Backed and Receivables-Backed Securities

The Prime Obligations Fund and Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Fund’s investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Fund’s other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed. This SAI may be amended or supplemented as necessary to reflect the intention of the Prime Obligations Fund and Money Market Fund to invest in asset-backed securities with characteristics that are materially different from the securities described above. However, a Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “TAXATION” below.

As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile ReceivablesSM (“CARS”) and interests in pools of credit card receivables. CARS represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations Fund and Money Market Fund to dispose of any then existing holdings of such securities.

To the extent consistent with its investment objectives and policies, each of the Prime Obligations Fund and Money Market Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

Bank and Corporate Obligations

Each Fund (except the Government, Federal Instruments, Treasury Solutions, Treasury Obligations and Treasury Instruments Funds) may invest in commercial paper, which may include variable rate demand obligations and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic, or in the case of the Money Market Fund and Prime Obligations Fund, foreign issuers. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund may invest only in tax-exempt commercial paper. Bank obligations in which the Prime Obligations Fund and Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Prime Obligations Fund may, but does not currently intend to, invest in Euro certificates of deposit.

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC to the extent of $250,000 per depositor per bank.

The Prime Obligations and Money Market Funds may invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The Prime Obligations and Money Market Funds may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Custodial Receipts

Each Fund (except the Treasury Obligations, Treasury Instruments, Treasury Solutions, Government and Federal Instruments Funds) may also acquire U.S. Government Securities, municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S. government securities for certain securities laws purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

Foreign Securities

The Prime Obligations and Money Market Funds may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The Prime Obligations Fund may, but does not currently intend to, invest in Euro certificates of deposit. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the United States. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Prime Obligations and Money Market Funds are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

The Prime Obligations and Money Market Funds may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

Investing in Europe. While the Prime Obligations and Money Market Funds may invest only in U.S. dollar-denominated obligations, the prices of certain of the Prime Obligations and Money Market Funds’ holdings may nevertheless be sensitive to changes in value of the euro and the underlying events that affect its value. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Prime Obligations and Money Market Funds have invested in.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Fund’s average dollar weighted maturity, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will identify on its books cash or liquid assets having a value at least equal to the amount of the Fund’s purchase commitments. Alternatively, a Fund may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Municipal Obligations

Each Fund (except the Treasury Obligations, Treasury Instruments, Treasury Solutions, Government and Federal Instruments Funds) may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. Two principal classifications of municipal obligations are “notes” and “bonds.” The Prime Obligations Fund and Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to those of other taxable investments.

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds that invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Funds, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“MCATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

In purchasing municipal obligations, the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund rely on opinions of bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Funds do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Fund that may invest in municipal obligations may also invest in private activity bonds. The Tax-Exempt New York Fund, Tax-Exempt California Fund and Tax-Exempt Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the Tax-Exempt New York Fund, Tax-Exempt California Fund and the Tax-Exempt Fund under normal market conditions. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds that the Funds may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to a Fund’s commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.

The Funds that invest in municipal obligations may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

The Funds that invest in municipal obligations may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity and the average portfolio life of a Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund’s credit quality requirements, to be inadequate.

Although the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

A Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of investment restrictions of the Funds, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations that were not publicly offered initially.

Municipal obligations purchased for a Fund may be subject to the Fund’s policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Fund’s investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Non-Diversified Status

Although the Tax-Exempt California Fund and Tax-Exempt New York Fund are “non-diversified” under the Act, each is subject to applicable tax requirements relating to portfolio diversification. Under federal tax laws, each Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Repurchase Agreements

Each Fund (except the Treasury Instruments, Federal Instruments, Tax-Exempt California and Tax-Exempt New York Funds) may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Fund) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. For certain of the Funds, these securities may include securities that could not be held by a Fund without the seller’s repurchase commitment. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper, corporate bonds, mortgage loans, auction rate securities and equity securities) may be subject to special risks and may not have the benefit of certain protections in the event of a counterparty’s insolvency. Custody of the securities will be maintained by the Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.

For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Each Fund may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 5% of the total assets of that Fund (measured using the amortized cost method of valuation) would be invested in such investments and other securities which are not readily marketable. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, pursuant to exemptive relief granted by the SEC, each Fund (except the Treasury Instruments, Federal Instruments, Tax-Exempt California and Tax-Exempt New York Funds), together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The Funds currently enter into repurchase agreements with a variety of eligible counterparties, including the Federal Reserve Bank of New York. Reduced participation in the repurchase agreement market by these counterparties, particularly the Federal Reserve Bank of New York, may affect a Fund’s investment strategies, operations and/or return potential.

Restricted and Other Illiquid Securities

A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, a Fund will not invest more than 5% of the value of its total assets (measured at the time of purchase, using the amortized cost method of valuation) in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and certain restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Pooled Investment Vehicles

Each Fund (except the Treasury Obligations, Treasury Instruments, Treasury Solutions and Federal Instruments Funds) may invest in securities of pooled investment vehicles. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any pooled investment vehicle, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as that Fund. Additionally, to the extent that any Fund serves as an “underlying fund” to another Goldman Sachs Fund, that Fund may invest a percentage of its assets in pooled investment vehicles only if those instruments are consistent with applicable law and/or exemptive orders obtained from the SEC.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the Funds themselves, the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Special Note Regarding Operational and Cyber Security Risks

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

A Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of net asset value (“NAV”) and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, a Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because a Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

Special Risk Considerations Relating to California Municipal Obligations

The Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Exempt Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and such instruments are consequently affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on public information available from State authorities and other sources available prior to October 20, 2015, and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

Introduction and Overview

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. As a result of weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. However, the prospects for the California economy are improving.

California’s real gross domestic product increased by 2.8% in 2014 and totaled $2.3 trillion at current prices, making the State’s economy the eighth largest economy in the world. The State also added jobs faster than the nation in 2013 and 2014. Most sectors have experienced solid growth, with the exception of the agricultural sector. Declines in the agricultural sector, which are due to drought, are expected to be offset by growth in other sectors. Accordingly, the State’s economy continues to benefit from broad-based growth.

The State manages its cash flow requirements during the fiscal year primarily with a combination of both internal and external borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from special funds, but starting in fiscal year 2013-2014 the State has ended each fiscal year with a positive General Fund balance and no outstanding internal loans from special funds. The General Fund balance was approximately $1.9 billion at June 30, 2014 and approximately $2.5 billion at June 30, 2015. The 2015 Budget Act projects the State will not have any need to use external cash flow borrowing in fiscal year 2015-2016.

Although the State appears positioned for further economic gains, it is uncertain how long the current economic expansion will last. The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration of the State’s financial condition increases the risk of investing in California Municipal Obligations and may have a negative effect on the value of the securities issued by the State and its municipalities.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest and most diverse in the world. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on both the State and national economies. The California economy continued to improve during the first several months of fiscal year 2014-2015. Job gains, falling unemployment, increases in personal income, higher auto sales, and rising construction in both the residential and nonresidential markets demonstrate the continuing economic recovery. The State unemployment rate reached a high of 12.4% in late 2010. The rate improved thereafter, falling to 5.9% in September 2015. For comparison, the national unemployment rate was 5.1% in September 2015.

After hitting a low of approximately 200,000 units (seasonally adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. As of December 2014, the year-over-year rise in home sales was 0.6%, the first increase in nearly a year and a half. Home prices continued to climb in 2013 and 2014, reaching levels not seen in more than five years. However, the housing market returned to a more normal and sustainable pace by December 2014 with a moderate 3% increase in home prices above the prior year level. The state median price of existing single-family homes sold in December 2014 was $452,570. However, this figure remains 23% below the pre-recession peak. California issued 85,000 residential building permits in 2014, 46% more than were issued in 2012, but still only 40% of the 213,000 permits issued in 2004. Building permits during the first six months of fiscal year 2014-2015 increased 5.7% over the total recorded during the first half of the prior fiscal year. The value of nonresidential permits gained 8.3% with solid increases in industrial, office, retail, hotel, and building improvements.

California merchandise export values totaled $173.8 billion in 2014, surpassing the $168.1 billion recorded in 2013. However, exports nominally declined in early 2015, although month-to-month fluctuations are customary. A continuation of drought conditions in 2015 may substantially decrease agricultural exports.

Although the State has experienced recent moderate growth, there are still risks to the economy. The persistence of unemployment has meant slow income and wage growth for a broad section of the population, which impacts the ability of people to save and invest and makes it difficult for consumption growth to support broader economic growth. In addition, although the State appears positioned for further economic gains, it is uncertain how long the current economic expansion will last.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by special referendum in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any special tax (i.e., a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added to the State Constitution Articles XIIIC and XIIID, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, enacted by special referendum in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters (e.g., general obligation bonds), (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may, by voter approval, exceed their spending limits for up to four years.

The State’s Department of Finance estimates the State was approximately $18.4 billion and $11.2 billion below the appropriations limit in fiscal years 2013-2014 and 2014-2015, respectively.

Proposition 98 changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-14 education a minimum level of funding. Proposition 98 (as modified by Proposition 111) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus 0.5% is less than the percentage growth in State per capita personal income (“Test 3”). The passage of Proposition 30 in November 2012 temporarily created an additional source of funds to offset Proposition 98 General Fund expenditures for fiscal years 2012-2013 through 2018-2019, freeing up General Fund resources for other purposes.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. Furthermore, it is not possible at the present time to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Debt Obligations of California and State Agencies

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies.

Current State debt obligations include:

General Obligation Bonds. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund, and all debt service on general obligation bonds is paid from the General Fund. As of July 1, 2015, the State had outstanding approximately $77.6 billion in aggregate principal amount of long-term general obligation bonds, of which approximately $76.0 billion was payable primarily from the State’s General Fund, and approximately $1.6 billion was “self-liquidating” bonds payable first from other special revenue funds. As of July 1, 2015, there were unused voter authorizations for the future issuance of approximately $30.1 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $596 million is for general obligation bonds payable first from other revenue sources.

Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, water quality, and water infrastructure improvements. Of this amount, approximately $7.1 billion was new bond authorization, and the balance would be a reallocation of unused authority from previously-approved bond measures. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds. The State can issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.

Economic Recovery Bonds (“ERBs”). The California Economic Recovery Bond Act (“Proposition 57”), approved by the voters on March 2, 2004, authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs was secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008, and refunding issues were sold in 2009 and 2011. No further ERBs can be issued under Proposition 57. As of August 5, 2015, no ERBs remain outstanding, as all the remaining ERBs have been defeased by creation of several irrevocable escrow funds derived primarily from excess special sales tax revenues. The last ERBs will be paid from these escrow funds on July 1, 2019.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allowed municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and

2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-purchase bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the U.S. Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments to date have been reduced because of such an offset.

Between April 2009 and through December 2010, the State issued a significant amount of BABs, including approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The remaining aggregate amount of the subsidy payments expected to be received from fiscal year 2015-2016 through the maturity of these bonds (mostly 20-30 years from issuance) based on the 35% subsidy rate is approximately $7.5 billion for the BAB general obligation bonds and approximately $195.5 million for the BAB lease-revenue bonds.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the federal government’s BAB subsidy payments have been reduced as part of a government-wide “sequestration” of many program expenditures. The reduction of the BAB subsidy payment is scheduled to continue until 2024, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service, so this reduction will not affect the State’s ability to pay all of its general obligation and lease-revenue BABs on time, nor have any material impact on the State’s General Fund.

Commercial Paper Program. Voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to approximately $2.2 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of July 1, 2015, approximately $481.9 million of commercial paper was outstanding.

Lease-Purchase Obligations. The State constructs and acquires capital facilities through the use of lease-purchase borrowing, in addition to general obligation bonds. Such borrowing must be authorized by the Legislature pursuant to a separate act or appropriation. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction or acquisition of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $11.0 billion in lease-purchase obligations outstanding as of July 1, 2015. The State Public Works Board, which is authorized to sell lease-purchase bonds, had approximately $4.0 billion of authorized and unissued bonds as of July 1, 2015.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related variable rate obligations or commercial paper program may be further accelerated.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57.9 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2015.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to certain other payments. Prior to the current fiscal year, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs are planned in fiscal year 2015-2016.

State Finances

The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. Significant elements of State expenditures include education (both K-12 and higher education), health and human services and correctional programs.

The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and other funds. The General Fund consists of revenues received by the State Treasury that are not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major tax revenue sources of California. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The following is a summary of the State’s major revenue sources:

Personal Income Tax. The California personal income tax, closely modeled after the federal income tax law, is imposed on net taxable income (gross income less exclusions and deductions) with rates ranging from 1% to 12.3%. In addition, a 1% surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax brackets are adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to a state alternative minimum tax (“AMT”), which is similar to the federal AMT. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations, which may be linked to stock market and real estate performance, can add significant volatility to personal income tax receipts. For example, capital gains tax receipts accounted for nearly 12% of General Fund revenues and transfers in fiscal years 1999-2000 and 2000-2001, but dropped below 4% in 2002-2003 and 2009-2010. The 2015 Budget Act projects that capital gains will account for 11.0% of General Fund revenues and transfers in fiscal year 2014-2015 and 10.1% in fiscal year 2015-2016.

Sales and Use Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Proposition 1A, added by special referendum in November 2004, amended the State’s Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax. The State’s corporate tax revenue is derived from franchise tax, corporate income tax, assessed fees on limited liability companies, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Subchapter S corporations.

Insurance Tax. The majority of insurance written in the State, subject to certain exceptions, is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

Other Taxes. Other sources of General Fund revenue include cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State Budget Process

The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a majority vote of each house of the State legislature, and, as enacted, must be in balance.

The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each house of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State’s Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the Legislature. Proposition 25 requires that the Budget Act be approved by a majority vote of each house of the Legislature. The vote required to raise taxes, however, is two-thirds in each house of the Legislature.

The Balanced Budget Amendment (“Proposition 58”) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if after passage of the Budget Act the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to a special session to address this proposal. If the legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State’s taxes, have restricted the use of the State’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each house of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the

Legislature or Governor from redirecting funds now used for mental health services) and Proposition 22 (prohibiting any future borrowing by the State from local government funds).

State Budget for the 2014-2015 and 2015-2016 Fiscal Years

The 2015-2016 Governor’s Budget (“Governor’s Budget”), released on January 9, 2015, revised various revenue and expenditure estimates for fiscal year 2014-2015. It projected that the 2014-2015 fiscal year would end with General Fund revenues more than $2.0 billion higher than the State’s projections at the time of the 2014 Budget Act.

The Governor’s Budget projected to end fiscal year 2015-2016 with a reserve of approximately $3.4 billion. General Fund revenues and transfers for fiscal year 2015-2016 were projected at $113.4 billion, an increase of $5.3 billion or 4.9% compared with revised estimates for fiscal year 2014-2015. These estimates include transfers to the State’s Budget Stabilization Account (“BSA”) of $1.2 billion in fiscal year 2015-2016 and $1.6 billion in fiscal year 2014-2015. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers. General Fund expenditures for fiscal year 2015-2016 were projected at $113.3 billion, an increase of $1.6 billion or 1.4% compared with revised estimates for fiscal year 2014-2015.

The Governor’s Budget focused on increasing expenditures to the State’s education systems, including proposed funding of $65.7 billion in K-14 education for fiscal year 2015-2016, including $47.0 billion from the General Fund. The Governor’s Budget also proposed total State funding of $14.5 billion for all major segments of higher education, including $14.1 billion from the General Fund, which represented an increase of $1.5 billion from revised estimates for fiscal year 2014-2015. The Governor’s Budget provided for total State funding of $52.5 billion for health and human services, including $31.9 billion from the General Fund, with the remaining funding to be provided from special and bond funds. The Governor’s Budget also included net costs of $573.3 million in fiscal year 2015-2016 to pay for the expansion of healthcare coverage under federal healthcare reform, and costs of $281.1 million to pay for estimated rate increases to Medi-Cal managed care health plans.

On January 13, 2015, the California Legislative Analyst’s Office (“LAO”) published its analysis of the Governor’s Budget. The LAO is a nonpartisan agency that provides fiscal policy advice to the California State Legislature, especially in regard to the state budget. The LAO report on the Governor’s Budget involved an independent review of the State’s economy, demographics, revenues, and expenditures. The report commended the Governor’s priorities as generally prudent, noting that the Governor’s reluctance to propose significant new program commitments outside of Proposition 98 payments to schools and community colleges could help avoid a return to the boom-and-bust budgeting cycles of the past. However, the LAO cautioned that the State’s finances may be substantially impacted by an economic downturn, and that the array of complex budget formulas complicates budget planning and could exacerbate this vulnerability. As such, the LAO’s report emphasized that building budgetary reserves and paying down State debts remain important goals.

On May 14, 2015, the Governor released the May Revision to the Governor’s Budget. At that time, the Governor projected General Fund revenues and transfers at $3.3 billion higher for fiscal year 2014-2015 and $1.7 billion higher for fiscal year 2015-2016 than what was projected in the Governor’s Budget. The May Revision assumes approximately $2.0 billion more in spending in fiscal year 2015-2016. After accounting for these changes and others, the May Revision anticipates that the State would end fiscal year 2015-2016 with an approximate $2.1 billion reserve.

The 2015-2016 Budget Act, enacted on June 24, 2015, projected that the State would end fiscal year 2015-2016 with a reserve of $4.6 billion, consisting of $1.1 billion in the State’s Special Fund for Economic Uncertainties (“SFEU”) and $3.5 billion in the BSA. General Fund resources of $117.4 billion, including $2.4 billion in previous year fund balance as well as revenues and transfers of $115.0 billion, an increase of $3.7 billion or 3.3% compared with revised estimates for fiscal year 2014-2015. General Fund expenditures for fiscal year 2015-2016 were projected at $115.4 billion – an increase of $0.9 billion or 0.8% compared to the prior year.

Certain municipal issuers may be unable to issue bonds or access the market to sell their issues or, if able to access the market, may issue bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and these must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the United States, and there can be no assurance that the estimates will be achieved. Furthermore, if the State’s economy weakens, its budget deficit may grow.

Deferred Obligations

In addition to the bonds and other obligations described in the preceding paragraphs, as part of budget solutions in prior fiscal years the State has engaged in budgetary actions which created pressures or repayment obligations upon the General Fund in future years. Over a number of years, the State adopted budget solutions for one fiscal year by deferring certain required payments (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) from that fiscal year into the next year; these deferrals are being repeated year after year until paid. In addition, the General Fund is obligated for repayment of deficit bonds (ERBs), certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. (In some cases, the Legislature has the ability to modify, further extend the timing of or even cancel the repayment of some of these obligations.)

In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals which were accumulated in order to balance budgets during the previous recession and years prior. The 2015 Budget Act will repay loans from special funds, repay prior years of Proposition 98 underfunding, and help pay down the unfunded liability associated with the University of California’s retirement system. The primary strategy within the multi-year forecast period is to continue to pay down budgetary borrowing. The State projects that all outstanding budgetary deferrals to the schools and community colleges, ERBs, loans from special funds, underfunding of Proposition 98, and borrowing from transportation funds under Proposition 42 will be entirely repaid by the end of fiscal year 2018-2019. Remaining outstanding budgetary borrowing after fiscal year 2018-2019 is projected to include reimbursements of state mandated costs to schools and community colleges and accounting deferrals.

As of the 2015 Budget Act, in addition to the Proposition 98 budgetary deferrals and settle-up payments referred to above, the General Fund is obligated to repay school and community college districts for past underfunding which is permitted under Proposition 98 (“maintenance factor”). The Department of Finance estimates that the total outstanding balances at the end of the 2014-2015 fiscal year for the Proposition 98 maintenance factor is $743 million. The outstanding balance projected at the end of the 2015-2016 fiscal year is projected to be $772 million. The Proposition 98 maintenance factor payments is repaid pursuant to the constitutional repayment formula in years when growth in per capita General Fund revenue outpaces growth in per capita income.

Future Deficits

The financial condition of the State is subject to a number of other risks in the future, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by State entities, the Public Employees’ Retirement System and State Teachers’ Retirement System. Despite having addressed the State’s structural deficit, the State continues to face major long-term challenges and must continue to address the consequences of budget-balancing actions taken in the past.

Cash Flow Requirements; Reserves

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds (as directed by the Governor), and external borrowing in the form of RANs, which fund annual cash flow requirements and are repaid within the same fiscal year, and RAWs, which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s cash positon continues to be strong entering fiscal year 2015-2016, as the General Fund ended the previous year with a positive cash balance of approximately $2.5 billion. The State’s cash flow projections for fiscal year 2015-2016 indicate that internal borrowings will be sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State does not plan to use any eternal RANs borrowing in fiscal year 2015-2016, only the second time this has occurred since the commencement of annual RANs borrowings in the early 1980s. The State’s cash position is constantly monitored, and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), the State may use of other cash management techniques, including seeking additional legislation.

The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts from the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The BSA was established by Proposition 58 (approved in 2004) to set aside funds to cover budget shortfalls. The Governor suspended the General Fund transfer to the BSA in fiscal years 2011-2012, 2012-2013 and 2013-2014. In addition, the previous Governor had suspended the General Fund transfer to the BSA for fiscal years 2008-2009 through 2010-2011. Accordingly, there were no funds available in the BSA during fiscal years 2008-2009 through 2013-2014. However, the BSA is now funded at a projected $3.5 billion in fiscal year 2015-2016.

Bond Ratings

As of December 17, 2015, California’s outstanding general obligation bonds have long-term credit ratings of “AA-” from Standard & Poor’s Rating Group (“Standard & Poor’s”), “Aa3” from Moody’s Investors Service (“Moody’s”) and “A+” from Fitch, Inc. (“Fitch”). California has always paid when due the principal and interest on all its debts, including general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. A downgrade of California’s general obligation bond rating could result in a reduction in the market value of the California Municipal Obligations held by a Fund, which could negatively impact a Fund’s NAV and/or the distributions paid by a Fund.

Legal Proceedings

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements and other public disclosures) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 9.8 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained by Proposition 13, which added Article XIIIA to the State Constitution. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police or any other service widely available to the public. As a result of these and other limits on the ability of local governments to raise revenue, local governments may face significant fiscal problems in periods of economic stress, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from revenues paid by private users or local governments of facilities financed by the revenue obligations. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. To the extent the State is constrained by its Article XIIIB appropriations limit, its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. An economic slowdown in the State, with its corresponding reduction in State and local revenues, would put additional pressure on local government finances.

Other Considerations

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. On August 24, 2014, the Governor issued an emergency proclamation for three counties in the State due to the effects of a 6.0 magnitude earthquake near the City of Napa and continued aftershocks. The earthquake damaged certain critical infrastructure, homes and other structures, and caused fires and the temporary closure of some roads and highways. Any obligation in a Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Over the recent period, the State has experienced record drought conditions. On January 17, 2014, the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to prepare for these drought conditions. The State of California Department of Water Resources reduced water allocations from the State Water Project, and the U.S. Bureau of Reclamation has announced reduced water allocations from the federal Central Valley Project for 2014. The State Legislature passed and the Governor signed emergency legislation to provide over $680 million (of which $541 million is from existing voter-approved bonds) for drought relief efforts, such as assisting citizens disproportionately impacted by the drought and supporting local and regional water supply and conservation projects. While the current drought is one of the most severe in California’s history, it is expected that farmers will largely be able to offset the effects of surface water shortfalls through groundwater pumping, shifting crop patterns and planting fewer acres. A continuation of drought conditions past 2015 would have more severe impacts, as options for adjustment would be even more limited.

Special Risk Considerations Relating to New York Municipal Obligations

The Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Exempt Fund may invest in municipal obligations of the State of New York (“New York” or, as used in this section, the “State”), its public authorities and local governments (“New York Municipal Obligations”). Some of the significant financial considerations relating to investments in New York municipal obligations are summarized below.

The following section provides only a brief summary of the complex factors affecting the financial condition of New York that could, in turn, adversely affect a Fund’s investments in New York municipal obligations. This information is based on the Annual Information Statement of the State of New York (“AIS”), as updated and supplemented from time to time, and other public sources available prior to December 2015. The accuracy and completeness of the information contained in those sources have not been independently verified. In addition, this information is subject to change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of the State or other jurisdictions in which a Fund may invest, which could harm the performance of a Fund. Accordingly, inclusion of the information herein shall not create an implication that there has not been any change in the affairs of the State or relevant jurisdictions since the date of this Statement of Additional Information. More information about the specific risks facing the State or jurisdiction may be available from official resources published by those entities.

The bond ratings provided below are current as of the date specified. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and there may be no obligation on the part of New York to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York. The political subdivisions of the State may have different ratings that are unrelated to the ratings assigned to the obligations of the State.

During the recent recession, New York experienced a significant economic downturn. While signs of improvement, including job and wage growth, have appeared, this recovery may be slow as the State continues to face certain fiscal challenges. Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly impact State finances and, therefore, the State’s municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic situation and the lingering effects from the recession or recent federal actions, such as changes to federal tax policy and Federal Reserve policy, will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State, its agencies or its municipalities, which could reduce the performance of a Fund.

Introduction and Overview

The State of New York’s fiscal year begins on April 1 and ends on March 31. The most recently published AIS was dated June 11, 2014, and an update to the AIS was published on March 2, 2015. The information for the State comes from the Department of Budget (“DOB”).

The State completed action on the budget for fiscal year 2015-2016 in April 2014 (“Enacted Budget”). In accordance with State law, DOB issued the “Enacted Budget Financial Plan” in May 2015, which reflected the impact of the Enacted Budget on the multi-year operating forecast. Based on preliminary, unaudited results, the State ended fiscal year 2014-2015 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled approximately $67.9 billion, representing a 9.7% increase from the prior fiscal year. Total tax receipts increased by approximately $800 million. General Fund disbursements, including transfers to other funds, totaled $62.9 billion, an increase of 2.8% from the previous fiscal year. The General Fund had a closing balance of $7.3 billion, which was about $5 billion more than the projected closing balance stated in the fiscal year 2014-2015 Enacted Budget. The increased balance was primarily due to $4.7 billion in monetary settlements reached between regulators and financial institutions.

The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types (collectively, “All Funds”) include:

•	General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

•	Special Revenue Funds, which receive federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

•	Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

•	Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may impact the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that actual results will not differ materially and adversely from current forecasts.

State Economy

With a population of 19.8 million, the State is the third most populous state in the country. Although its economy is diverse, the State is heavily dependent on the financial activities sector. Jobs in the financial activities sector account for 7.5% of total State non-farm employment. In addition to the financial activities sector, the State has large concentrations in the trade, transportation and utilities sector; professional and business services sector; education and health services sector; and the government sector. As these sectors represent the largest share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities.

On October 29, 2012, Superstorm Sandy struck New York, causing widespread flooding, power failures and wind damage to public and private property in New York City, Long Island and other downstate areas. Public infrastructure in these areas, including mass transit systems, public schools and municipal buildings, sustained serious damage. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion. The State received $1.5 billion in extraordinary federal assistance during 2014-2015 specifically for expenses related to Superstorm Sandy. There can be no assurance that in the future, all anticipated Federal disaster aid will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule. The total costs associated with Superstorm Sandy are still unclear, but rebuilding efforts in New York may be costly. Any significant obligations of the State could negatively affect its ability to honor its outstanding obligations.

The State is expected to continue its recent trend of modest growth. Following the end of the recession, New York experienced stronger job recovery than the nation as a whole. Between 2009 and 2013, the State added 362,900 jobs, a gain of 4.2%, which ranked eighteenth among all states. According to the U.S. Department of Commerce, New York’s real gross domestic product grew by 2.5% in 2014, ranking 13th in the country and above the national average of 2.2%. In comparison, the State’s real gross domestic product rose by just 1.8% in 2013. The State’s per capita personal income of $55,611 in 2014 compares favorably with that of the United States overall, at $46,049. The finance, insurance, real estate, rental, and leasing sector contributed the most to overall GDP share and GDP growth, accounting for 32% of New York’s GDP in 2014. Professional and business services made up the second largest sector of New York’s GDP in 2014, contributing 12.5%.

New York’s economy is subject to many of the same risks facing the national economy, such as reduced demand for goods and services due to ongoing weakness in European and Asian markets, slower growth in emerging market economies, and volatile energy prices, among others. Furthermore, the State’s economy remains heavily dependent on the U.S. economy and transfers from the federal government. For example, in 2013-2014, the State received federal grants amounting to $41.7 billion. Future changes in federal tax or fiscal policies may negatively impact New York’s issuers. For example, the Federal Reserve recently imposed its first interest rate hike since 2006, which may disproportionately impact the State’s economy, given its position as the financial capital of the country. Because many New York issuers continue to face fiscal pressure, any deterioration in current economic conditions would likely have an adverse impact on the ability of such issuers to satisfy the payment obligations on their outstanding debt.

State Budget Process

The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature (generally in January), which contains his recommended program for the forthcoming fiscal year that begins on April 1. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purposes. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan, which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that leaves the General Fund balanced on a cash basis. The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB and is updated, as necessary, during the fiscal year.

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the federal government or the State, obligations of certain federal agencies that are not guaranteed by the federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State

Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the federal government as to which the payment of principal and interest is guaranteed by the federal government.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes.

State Financial Plan

On January 21, 2015, the Governor submitted his proposed budget for fiscal year 2015-2016 (“Executive Budget”). The Governor’s Executive Budget estimated that the State would end fiscal year 2015-2016 with a projected General Fund operating deficit of $4.4 billion. The Governor’s Executive Budget proposed measures that, if enacted without modification, were expected to be sufficient to eliminate the General Fund budget gap in 2015-2016, and to reduce the future projected budget gaps to $166 million in 2016-2017, $810 million in 2017-2018, and $630 million in 2018-2019.

On April 1, 2015, the Legislature completed final action on the budget for fiscal year 2015-2016, which began on April 1, 2015. On April 13, 2015, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, neither of which had a material impact on the Financial Plan.

The Enacted Budget estimates that General Fund receipts, including transfers from other funds, are expected to total $68.3 billion in 2015-2016, representing an annual increase of 0.5%. General Fund disbursements, including transfers to other funds, are expected to total $72.1 billion in 2015-2016, an increase of 14.7% from fiscal year 2014-2015 spending levels. DOB expects that the State will end fiscal year 2015-2016 with a General Fund closing balance of $3.5 billion.

In November 2015, the DOB released a Mid-Year Update to the Financial Plan for 2015-2016 to update its projections after collecting data for half of the fiscal year. DOB expects the General Fund to end 2015-2016 with a cash-basis operating surplus of $350 million. General Fund receipts for 2015-2016 were adjusted upward by $448 million based on results through September 2015. General Fund disbursements were increased by $98 million, primarily due to higher than expected transfers to support spending on capital projects. All Funds disbursements were adjusted downward by $500 million due to updated estimates in capital projects spending. DOB estimates that State Operating Funds receipts will total $93.3 billion in fiscal year 2015-2016, a decrease of $1.7 billion (1.8%) from fiscal year 2014-2015 results.

Cash Reserves

The General Fund is authorized to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds, as well as relatively small amounts of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

DOB expects that the State will have sufficient liquidity to make payments as they become due throughout fiscal year 2015-2016, but that the General Fund may, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax (“PIT”) bonds, continues to be set aside as required by law and bond covenants.

Debt Obligations of New York and State Agencies

“State-supported debt” represents obligations of the State that are paid from traditional State resources and have a budgetary impact. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

Since 2002, the State has financed its capital program with personal income tax revenue bonds (“PIT Revenue Bonds”). The State expects to transition to using only three credits – general obligation bonds, PIT Revenue Bonds, and the new “Sales Tax Revenue Bond” program, which was authorized in the Enacted Budget.

“State-related debt” is a broader measure of State debt, which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. State-related debt includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (MBBA) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments.

Limitations on State-Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term (i.e., for more than one year) general obligation borrowing unless the borrowing is authorized in a definite amount for a specific purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. Under State law, the use of debt is limited to capital works and purposes only, with a maximum term of 30 years. State law also limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of All Funds receipts.

Limitations on the issuance of State-supported debt and debt service costs must be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for permitted new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits. Recent projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by law.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The current limit on debt instruments that result in a net variable rate exposure (i.e., variable rate debt) is no more than 15% of total outstanding State-supported debt. Interest rate exchange agreements (swaps) are also limited to a total notional amount of no more than 15% of total outstanding State-supported debt. The outstanding State-supported debt of $57.4 billion as of March 31, 2015 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $7.8 billion each (15% of total outstanding State-supported debt). As of March 31, 2015, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15% of total outstanding State-supported debt.

General Obligation Bonds are long-term obligations of the State, which are used to finance capital projects. These obligations must be authorized by the voters in a general election and are backed by the full faith and credit of the State. Under current provisions of the State Constitution, only one bond issue may be put before the voters at each general election, and it must be for a single work or purpose. Debt service must be paid from the first available tax revenues, whether or not the Legislature has enacted the required appropriations for such payments. General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of January 31, 2015, the total amount of general obligation debt outstanding was $3.1 billion.

Short-Term Borrowings. Under the State Constitution, the State may undertake short-term borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Personal Income Tax Revenue Bonds. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s “Authorized Issuers.” These authorized issuers include the Dormitory Authority of the State of New York, the New York State Environmental Facilities Corporation, the Housing Finance Agency, the New York State Thruway Authority and the Urban Development Corporation. The legislation requires 25% of State PIT receipts, excluding refunds owed to taxpayers, to be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. Pursuant to State law, if either (i) the Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds; or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, PIT receipts must be deposited into the RBTF until amounts on deposit in the fund equal the greater of 25% of annual PIT receipts or $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation as part of the annual debt service bill. As of March 31, 2015, approximately $29.8 billion of State PIT Revenue Bonds were outstanding.

Sales Tax Revenue Bonds. Legislation included in the 2014 Enacted Budget created a new Sales Tax Revenue Bond program, which replicates certain credit features of PIT Revenue Bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues from the State’s sales and use tax. DOB sold the first Sales Tax Revenue Bond in October 2013. As of March 31, 2015, $2.0 billion of Sales Tax Revenue Bonds were outstanding.

Interest Rate Exchange Agreements. As of March 31, 2015, the State’s authorized issuers have a notional amount of $1.9 billion in interest rate exchange agreements that are subject to the interest rate exchange agreement cap. The notional amount compromised about 4% of the state-supported debt portfolio.

Net Variable Rate Obligations. As of March 31, 2015, variable rate bonds totaled $193 million or .4% of the state-supported debt portfolio. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap. The State has no plans to issue additional variable rate debt at this time.

Other Financing Arrangements. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the United States, and there can be no assurance that the estimates will be achieved.

State Finances

Personal Income Taxes are imposed on the New York source income of individuals, estates and trusts. Personal income taxes accounted for roughly 62% of estimated All Funds tax receipts during the State’s 2014-2015 fiscal year. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for federal personal income tax purposes, with certain modifications. Receipts from this tax are sensitive to changes in economic conditions in the State.

User Taxes and Fees consist of several taxes on consumption, the largest of which is the State sales and compensating use tax. The sales and use tax is imposed, in general, on the receipts from the sale of all tangible personal property, unless exempted. Certain charges for meals, admissions, hotel and motel occupancy and dues are also subject to the tax. All services are exempt unless specifically enumerated. The current State sales tax rate is 4.0%, of which 50% is deposited in the General Fund, 25% is deposited in the Local Government Assistance Tax Fund and 25% is deposited in the Sales Tax Revenue Bond Fund. Receipts in excess of debt service requirements are transferred to the General Fund. Significant taxes in this category include taxes on cigarettes and other tobacco products, motor fuel and diesel motor fuel taxes, excise taxes on alcoholic beverages and highway use taxes, among others.

Business Taxes include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, certain transportation and transmission companies, and a cents-per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. The corporation franchise tax is the largest of the business taxes, and the State’s third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 7.1% of taxable income allocated to New York. Taxable income is defined as federal taxable income with certain modifications.

Other tax revenues include taxes on legalized gambling, the estate tax, taxes on real estate transfers, certain other minor taxes and residual receipts following the repeal of the real property gains tax and the gift tax.

Bond Ratings

As of December 18, 2015, New York’s general obligation bonds were rated Aa1 by Moody’s, AA+ by Standard & Poor’s and AA+ by Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, or authorities.

Legal Proceedings

The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts which, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

State Authorities

The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

Authorities also fund their projects through the issuance of revenue bonds. These bonds do not constitute a debt or pledge of the faith and credit of the Authority or the State. As of March 31, 2015, the Dormitory Authority had the most debt outstanding at $45.7 billion which it used for New York State agency projects, SUNY projects, independent institutions, health care facilities, CUNY projects, and projects for municipal facilities.

New York City and Other Localities

New York City. With a population of over 8.5 million, New York City (the “City”) is the economic engine that drives growth in the region. As a result, the fiscal condition of the State is closely tied to the fiscal condition of the City. Currently, the City is facing complex fiscal challenges, including significant underfunding of the City’s retirement systems and other post-employment benefits, which may impact the City’s fiscal condition.

In response to the City’s fiscal crisis in 1975, the State established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. State law requires that the City submit to the Control Board, at least 50 days prior to the beginning of each fiscal year, a financial plan for the City and certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently for the four-year period beginning with each fiscal year (“Covered Organizations”). The City’s four-year financial plan must conform to a number of standards. These standards require the plan to contain a balanced budget covering all expenses other than capital items and to provide for the full payment of debt service on all City securities. The Control Board is required to impose a “control period” (a time during which the City is subject to certain statutorily-prescribed fiscal controls) upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

In June 2015, the City enacted its budget for fiscal year 2015-2016 (the “Enacted City Budget”). The Enacted City Budget projects net total revenues of $78.5 billion, which represents a decrease of 2.8% from budgeted revenues for fiscal year 2014-2015. These revenues are expected to consist primarily of $22.4 billion in general property taxes (an increase of 5.2% from budgeted receipts in fiscal year 2014-2015), $29.8 billion in other taxes (a decrease of 2.0% from budgeted receipts in fiscal year 2014-2015), and miscellaneous revenues of $6.5 billion (a decrease of 24.4% from budgeted revenues in fiscal year 2014-2015). Against these total net revenues, the Enacted City Budget provides for net total expenditures of $78.5 billion for fiscal year 2015-2016, which represents a decrease of $2.3 billion (2.8%) from budgeted expenditures for fiscal year 2014-2015. The Enacted City Budget provides $43.4 billion for personal services (an increase of 2.8% from budgeted expenditures in 2014-2015), $2.9 billion for debt service (a decrease of 60.0% from budgeted expenditures in 2014-2015) and $34.0 billion for other programs and services (an increase 2.4% from budgeted expenditures in 2014-2015). Total expenditures in the Enacted City Budget are offset, in part, by $1.8 billion in intra-city sales. The Enacted City Budget projects a balanced budget in fiscal year 2015-2016 and budget gaps of $1.5 billion, $1.9 billion and $2.9 billion in fiscal years 2016-2017, 2017-2019 and 2018-2019, respectively.

The City is heavily dependent on State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that future federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that any gap-closing actions can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

In addition, investors should be aware that the City currently has a high level of public debt outstanding. As of June 30, 2015, New York City’s outstanding general obligation debt totaled $40.4 billion.

As of December 18, 2015, New York City’s general obligation bonds were rated Aa2 by Moody’s, AA by Standard & Poor’s and AA by Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City and its political subdivisions, instrumentalities, or authorities.

Other Localities. Certain localities outside New York City have experienced financial distress and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the Cities of Long Beach, Yonkers and Lockport. In 2013, the Financial Restructuring Board for Local

Governments was created to assist distressed local governments by performing financial reviews and extending grants and loans conditioned on the locality implementing recommended initiatives.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Buffalo Fiscal Stability Authority has exercised control period powers with respect to the City of Buffalo since the city’s 2004 fiscal year, but transitioned to advisory period powers commencing on July 1, 2012. In January 2011, the Nassau County Interim Finance Authority declared that it was entering a control period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1% or more during the County’s 2011 fiscal year. In addition, Erie County has a fiscal stability authority, the City of New York has a financial control board and the City of Troy has a supervisory board, all of which perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of federal funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Standby Commitments

In order to enhance the liquidity, stability or quality of municipal obligations, the Tax-Exempt California Fund, Tax-Exempt New York Fund, Prime Obligations Fund, Money Market Fund and Tax-Exempt Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Funds. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Funds.

Management of the Trust understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt California Fund was a series, has received a ruling from the IRS to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the IRS. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Fund, nor has any Fund assumed that such commitments will continue to be available under all market conditions.

Temporary Investments

Each of the Tax-Exempt Fund, Tax-Exempt California Fund, and the Tax-Exempt New York Fund ordinarily expects that 100% of its assets will be invested in municipal obligations, but the Funds may for temporary defensive purposes hold cash or invest in short-term taxable securities. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Funds’ Net Assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

The Treasury Instruments Fund and Federal Instruments Fund may, under extraordinary circumstances, hold U.S. Government Securities subject to state taxation.

Due to adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, a Fund may hold uninvested cash in lieu of such instruments. Cash assets are not income-generating and, as a result, a Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject a Fund to additional risks and costs, such as increased exposure to the creditworthiness of the custodian bank holding the assets and any fees imposed for large cash balances.

When a Fund’s assets are invested in such instruments (or are uninvested), the Fund may not be achieving its investment objective.

Temporary Taxable Investments for Certain Funds

The Tax-Exempt California Fund, Tax-Exempt New York Fund and Tax-Exempt Fund may temporarily invest in the taxable money market instruments described in the foregoing sections. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective of providing income except from federal and/or applicable State income taxes.

Variable Rate Demand Obligations

Each Fund (except the Treasury Obligations Fund and Treasury Instruments Fund) may purchase variable rate demand obligations. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable rate demand obligations are not generally transferable and are not ordinarily rated. A Fund may invest in them only if the Investment Adviser believes that the notes are of comparable credit quality to the other obligations in which that Fund may invest.

Variable Rate and Floating Rate Obligations

The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Each Fund (except the Treasury Solutions, Federal Instruments, Government, Treasury Obligations and Treasury Instruments Funds) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee, or the credit enhancement issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to a Fund; (iii) to maintain the respective quality standards of a Fund’s investment portfolio; or (iv) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Fund, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Fund may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund’s quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Fund.

As stated in the Prospectuses, the Funds may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Funds will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Funds’ investments in such instruments will be subject to the limitation on illiquid investments.

Each Fund (except the Treasury Solutions, Government, Federal Instruments, Treasury Obligations and Treasury Instruments Funds) may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund (except as provided below) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Federal Instruments Fund’s investment objective, as well as the Tax-Exempt California and Tax-Exempt New York Funds’ investment objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, may be changed without shareholder approval upon sixty days’ notice. The policy of the Treasury Obligations Fund to limit its investments to U.S. Treasury Obligations and related repurchase agreements is fundamental. All other investment policies or practices of the Funds, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the Net Assets of each of the Tax-Exempt California, Tax-Exempt New York and Tax-Exempt Funds will be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Net Assets of each of the Tax-Exempt California Fund and Tax-Exempt New York Fund will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these Funds may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and Tax-Exempt New York Funds, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

For purposes of the Act, “a majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

For purposes of the following limitations (except for the asset coverage requirements with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. With the exception of borrowings permitted by investment restriction (2), below ((3) for the Government Fund), asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

All Funds Except Government Fund

(1) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

All Funds Except Government Fund and Federal Instruments Fund

(2) Borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) and the Fund may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. (Notwithstanding the foregoing fundamental policy that would allow the Fund to borrow through reverse repurchase agreements, as of December 29, 2015, the Fund does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders.)

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

All Funds Except Government, Federal Instruments, Tax-Exempt California and Tax-Exempt New York Funds

(3) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

Tax-Exempt California Fund and Tax-Exempt New York Fund

(3) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

All Funds Except Government Fund

(4) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

All Funds Except Government and Federal Instruments Fund

(5) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

All Funds Except Government Fund

(7) Issue senior securities to the extent such issuance would violate applicable law.

All Funds Except Government Fund, Federal Instruments Fund, Tax-Exempt California Fund and Tax-Exempt New York Fund

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Government Fund

(1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that the Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund’s assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending. (Notwithstanding the foregoing fundamental policy, as of December 29, 2015, the Fund does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders. In addition, any such change permitting the Government Fund to engage in reverse repurchase agreements shall not be implemented until 30 days prior notice has been issued to shareholders.)

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

(5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

(6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and except for shares of existing or additional Funds of the Trust.

(8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for the Fund as a result of the ownership of securities.

(9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Fund’s investment objective and policies may be deemed to be loans.

(10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that the Fund may acquire puts in connection with the acquisition of a debt instrument).

(11) Invest in other companies for the purpose of exercising control or management.

Federal Instruments Fund

(1) Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(2) Make loans except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law, or pursuant to an exemptive order granted under the Act, and (d) to affiliates of the Fund to the extent permitted by law.

(3) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities; and

(4) Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

For purposes of the Funds’ industry concentration policies, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Funds (except the Federal Instruments, Tax-Exempt California and Tax-Exempt New York Funds), which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of each Fund (except the Federal Instruments, Tax-Exempt California and Tax-Exempt New York Funds):

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 10% of the Fund’s net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

As money market funds, all of the Funds must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act (the “Rule”). While a detailed and technical rule, Rule 2a-7 has four basic requirements: portfolio maturity, portfolio quality, portfolio diversification and portfolio liquidity. Among other things, the Rule imposes additional requirements upon the downgrade or default of a portfolio security.

Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Fund’s portfolio not exceed 13 months and a Fund’s average portfolio maturity and average portfolio life not exceed 60 days or 120 days, respectively.

Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule). Each Fund, as a matter of non-fundamental policy, only invests in First Tier securities. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO, are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier securities if they are of comparable credit quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s, Fitch and Dominion Bond Rating Service Limited. For a description of their rating categories, see Appendix A.

Portfolio diversification. Each of the Prime Obligations, Government, Federal Instruments, Treasury Obligations, Money Market, Treasury Solutions, Treasury Instruments and Tax-Exempt Funds may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities, certain securities that are backed by escrowed U.S. Government Securities, and certain securities subject to a guarantee or unconditional demand feature). Each of such Funds may, however, invest up to 25% of its total assets in the First Tier securities of a single issuer for a period of up to three business days after the purchase thereof. Each of the Tax-Exempt New York and Tax-Exempt California Funds, with respect to 75% of its respective total assets, may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities, certain securities that are backed by escrowed U.S. Government Securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Effective April 14, 2016, certain affiliated issuers will be treated as a single issuer for purposes of these requirements. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Fund (and, effective April 14, 2016, with respect to the 100% of the assets of each of the Prime Obligations, Government, Treasury Obligations, Money Market, Treasury Solutions and Treasury Instruments Funds and 85% of the total assets of each of the Tax-Exempt, Tax-Exempt New York, Tax-Exempt California Funds ), no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer.

Portfolio liquidity. Each Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, each Fund (except for the Tax-Exempt California, Tax-Exempt New York and Tax-Exempt Funds): (i) must hold at least 10% of its total assets in “daily liquid assets” (except as defined in the Prospectus); and (ii) must hold at least 30% of its total assets in “weekly liquid assets” (except as defined in the Prospectus). Each of the Tax-Exempt California, Tax-Exempt New York and Tax-Exempt Funds must hold at least 30% of its total assets in weekly liquid assets. Each Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid securities.

Downgrades and Defaults: In the event that a portfolio security of a Fund experiences a rating downgrade or a default, the Rule imposes additional requirements. Upon the occurrence of either (i) a portfolio security ceasing to be a First Tier security, or (ii) the Investment Adviser becoming aware that any unrated security held by a Fund has, since the security was acquired, been given a rating by any NRSRO below the NRSRO’s second highest short-term rating category, the Trust’s Board will reassess promptly whether such security continues to present minimal credit risks and will cause the Fund to take such action as the Board determines is in the best interests of the Fund and its shareholders. In the event that, after giving effect to a rating downgrade, more than 2.5% of a Fund’s total assets are invested in securities issued by or subject to demand features from a single institution that are Second Tier securities, the Fund will reduce its investment in securities issued by or subject to demand features from that institution to no more than 2.5% of its total assets by exercising the demand features at the next succeeding exercise date(s), absent a finding by the Board that disposal of the portfolio security would not be in the best interests of the Fund. Upon the occurrence of (i) a default with respect to a portfolio security (other than an immaterial default unrelated to the financial condition of the issuer), (ii) a portfolio security ceasing to be an eligible security (as defined in the Rule), (iii) a portfolio security having been determined to no longer present minimal credit risks, or (iv) an event of insolvency (as defined in the Rule) occurring with respect to the issuer of a portfolio security or the provider of any demand feature or guarantee, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, absent a finding by the Board that disposal of the portfolio security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security).

“Value” for the purposes of all investment restrictions means the value used in determining a Fund’s NAV. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of ten Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established five standing committees – Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of March 31, 2016 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Fund Complex.	140	None

Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Fund Complex.	107	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013–Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007–Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Fund Complex.	107	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007–2009); and President, Agricultural Division, Deere & Company (2001–2007). Trustee—Goldman Sachs Fund Complex.	107	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011–Present); and was formerly a Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Fund Complex.	107	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014–Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012). Trustee—Goldman Sachs Fund Complex.	107	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Trustee—Goldman Sachs Fund Complex.	107	Verizon Communications Inc.

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President—Goldman Sachs Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Fund Complex (2001–2007). Trustee—Goldman Sachs Fund Complex (November 2007–Present and December 2002–May 2004).	139	None

Alan A. Shuch* Age: 66	Trustee	Since 1990	Advisory Director—GSAM (May 1999–Present); Consultant to GSAM (December 1994–May 1999); and Limited Partner, Goldman Sachs (December 1994–May 1999). Trustee—Goldman Sachs Fund Complex.	107	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]

The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2016, the Trust consisted of [93] portfolios ([93] of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Mr. Bakhru, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara,

GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 16 portfolios ([seven] of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios ([six] of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of March 31, 2016 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008–2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy became a Trustee in 2015. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels also serves on the Governing Council of the Independent Directors Council of the Investment Company Institute. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Herbert J. (H.J.) Markley. Mr. Markley has served as a Trustee since 2013. Previously, Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit. In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the

First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant, a certified management accountant and a member of the Institute of Management Accountants Accounting Honor Society Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Gregory G. Weaver. Mr. Weaver became a Trustee in 2015. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Finance Committee chair of the National Council for Minorities in Engineering. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of Cayman funds managed by GSAM and previously served on the Board of Trustees of a number of Luxembourg and Dublin funds managed by GSAM. He serves on GSAM’s Valuation Committees. Prior to retiring as a general partner of Goldman Sachs in 1995, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch also served on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of March 31, 2016 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998 – Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President—Goldman Sachs Fund Complex (November 2007 – Present); Senior Vice President— Goldman Sachs Fund Complex (May 2007 – November 2007); and Vice President—Goldman Sachs Fund Complex (2001 – 2007).

Trustee—Goldman Sachs Fund Complex (November 2007 – Present and December 2002 – May 2004).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Principal Financial Officer—Goldman Sachs Fund Complex (November 2013 – Present); Treasurer—Goldman Sachs Fund Complex (October 2009 – Present); Senior Vice President—Goldman Sachs Fund Complex (November 2009 – Present); and Assistant Treasurer—Goldman Sachs Fund Complex (May 2007 – October 2009).

Gazala Khan 200 West Street New York, NY 10282 Age: 46	Chief Compliance Officer	Since 2009	Vice President, GSAM Compliance (June 2009 – Present). Chief Compliance Officer—Goldman Sachs Fund Complex.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Since 1997	Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013). Assistant Treasurer—Goldman Sachs Fund Complex.
Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 58	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present). Assistant Treasurer—Goldman Sachs Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998). Assistant Treasurer—Goldman Sachs Fund Complex.

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: 42	Assistant Treasurer	Since 2015

Vice President, Goldman Sachs (December 2008 – Present); and Associate, Goldman Sachs (September 2005 – December 2008).

Assistant Treasurer—Goldman Sachs Fund Complex (June 2015 – Present) and Vice President—Goldman Sachs Fund Complex (November 2012 – June 2015).

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 32	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013 – Present); Associate, Goldman Sachs (December 2008 – December 2012) Assistant Treasurer—Goldman Sachs Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 52	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President—Goldman Sachs Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 53	Vice President	Since 2000	Vice President, GSAM Control Oversight, Goldman Sachs (1986 – Present). Vice President—Goldman Sachs Fund Complex.

Miriam L. Cytryn 200 West Street New York, NY 10282 Age: 57	Vice President	Since 2008

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President—Goldman Sachs Fund Complex.

Mark Heaney River Court 120 Fleet Street London, EC4A 2BE, UK Age: 48	Vice President	Since 2010

Executive Director, GSAM (May 2005 – Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004 – March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001 – May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000 – September 2001); and Director of Investment Administration, Invesco Asset Management (December 1998 – March 2000).

Vice President—Goldman Sachs Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Greg R. Wilson 200 West Street New York, NY 10282 Age: 43	Vice President	Since 2013

Managing Director, Goldman Sachs (January 2011 – Present); Head of the North American Sub-Advisory & Platform Distribution Group, GSAM (April 2010 – Present); and Business Development and Relationship Management Sub-Advisory & Platform Distribution Group, GSAM (May 2003 – April 2010).

Vice President—Goldman Sachs Fund Complex.

Kathryn Quirk 200 West Street New York, NY 10282 Age: 63	Vice President	Since 2013

Vice President, Goldman Sachs (September 2013 – Present); Vice President and Corporate Counsel, Prudential Insurance Company of America (September 2004 – December 2012); Deputy Chief Legal Officer, Asset Management, Prudential Insurance Company of America (September 2010 – December 2012); Co-Chief Legal Officer, Prudential Investment Management, Inc. (July 2008 – June 2012); Chief Legal Officer, Prudential Investments LLC (July 2005 – June 2012); Chief Legal Officer, Prudential Mutual Funds (September 2004 – June 2012).

Vice President—Goldman Sachs Fund Complex.

Lawrence J. Restieri 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2013	Managing Director, Goldman Sachs (2006 – Present). Vice President—Goldman Sachs Fund Complex.

Rachel Schnoll 200 West Street New York, NY 10282 Age: 46	Vice President	Since 2013	Managing Director, Goldman Sachs (2014 – Present); Vice President, Goldman Sachs (2003 – 2013); Associate, Goldman Sachs (1999 – 2002). Vice President—Goldman Sachs Fund Complex.

Ken Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 46	Vice President	Since 2014

Vice President, Goldman Sachs (December 1999 – Present); Associate (December 1996 – December 1999); Associate, Discover Financial (August 1994 – December 1996).

Vice President—Goldman Sachs Fund Complex.

Thomas J. Davis 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2015	Managing Director, Goldman Sachs (2008 – Present); Analyst, Goldman Sachs (1990 – 2008). Vice President—Goldman Sachs Fund Complex.
Stephen J. DeAngelis 1735 Market Street, 26th Fl Philadelphia, PA 19103 Age: 49	Vice President	Since 2015

Managing Director, Goldman Sachs (December 2009 – Present); Vice President, Goldman Sachs (July 2007 – December 2009); President, ADVISORport, Inc. (October 1999 – June 2007); Senior Vice President, Delaware Capital Management (December 1995 – September 1999); Vice President, Brinker Capital (June 1992 – November 1995).

Vice President—Goldman Sachs Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 - Present); Vice President, Goldman Sachs (August 2006 –December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs Fund Complex (August 2012 – Present); and Assistant Secretary—Goldman Sachs Fund Complex (June 2012 – August 2012).

David A. Fishman 200 West Street New York, NY 10282 Age: 51	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001). Assistant Secretary—Goldman Sachs Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 53	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary—Goldman Sachs Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 44	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 – 2005); and Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary—Goldman Sachs Fund Complex.

Patrick L. O’Callaghan 200 West Street New York, NY 10282 Age: 44	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998). Assistant Secretary—Goldman Sachs Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009 – Present); Associate General Counsel, Goldman Sachs (December 2010 – Present); Assistant General Counsel, Goldman Sachs (April 2009 – December 2010); Attorney, Axiom Legal (2007 – 2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001 – 2007).

Assistant Secretary—Goldman Sachs Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Fund Complex.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended August 31, 2015.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended August 31, 2015. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended August 31, 2015. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended August 31, 2015. The Valuation Committee reports periodically to the Board.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended August 31, 2015. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2014, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Ashok N. Bakhru	Money Market Fund: Over $100,000	Over $100,000
Kathryn A. Cassidy(2)	None	—
John P. Coblentz, Jr.	None	Over $100,000
Diana M. Daniels	None	Over $100,000
Joseph P. LoRusso	None	Over $100,000
Herbert J. Markley	None	Over $100,000
James A. McNamara	None	Over $100,000
Jessica Palmer	None	Over $100,000
Alan A. Shuch	Money Market Fund: $1 – $10,000 Treasury Solutions Fund: $1-$10,000	Over $100,000
Richard P. Strubel	Prime Obligations Fund: $1 - $10,000	Over $100,000
Roy W. Templin	None	Over $100,000
Gregory G. Weaver(2)	None	—

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
[2]	Ms. Cassidy and Mr. Weaver began serving as Trustees effective February 1, 2015.

As of December 1, 2015, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2015:

Trustee Compensation

Name of Trustee	Prime Obligations Fund	Money Market Fund	Treasury Obligations Fund	Treasury Instruments Fund	Government Fund	Treasury Solutions Fund	Federal Instruments Fund(1)	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax- Exempt Fund
Ashok N. Bakhru(2)	$8,709	$17,081	$10,838	$18,754	$17,204	$8,134	N/A	$3,416	$3,340	$5,804
Kathryn A. Cassidy(3)	3,897	7,774	5,105	8,641	7,610	3,662	N/A	1,546	1,511	2,627
John P. Coblentz, Jr.(4)	6,661	13,067	8,291	14,346	13,159	6,222	N/A	2,613	2,555	4,440
Diana M. Daniels	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
Joseph P. LoRusso	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
Herbert J. Markley	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
James A. McNamara(5)	—	—	—	—	—	—	—	—	—	—
Jessica Palmer	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
Alan A. Shuch(5)	—	—	—	—	—	—	—	—	—	—
Richard P. Strubel	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
Roy W. Templin	5,769	11,318	7,181	12,425	11,396	5,388	N/A	2,263	2,213	3,845
Gregory G. Weaver(3)	3,897	7,774	5,105	8,641	7,610	3,662	N/A	1,546	1,511	2,627

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)[6]
Ashok N. Bakhru(2)	0	$833,300
Kathryn A. Cassidy(3)	0	178,500
John P. Coblentz, Jr.(4)	0	665,700
Diana M. Daniels	0	296,500
Joseph P. LoRusso	0	299,667
Herbert J. Markley	0	299,667
James A. McNamara(5)	—	—
Jessica Palmer	0	299,667
Alan A. Shuch(5)	—	—
Richard P. Strubel	0	579,250
Roy W. Templin	0	299,667
Gregory G. Weaver(3)	0	178,500

[1]	The Federal Instruments Fund commenced operations on October 30, 2015.
[2]	Includes compensation as Board Chairman.
[3]	Ms. Cassidy and Mr. Weaver began serving as Trustees effective February 1, 2015.
[4]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[5]	Messrs. McNamara and Shuch are Interested Trustees, and, as such, receive no compensation from the Funds or the Goldman Sachs Fund Complex.
[6]	Represents fees paid to each Trustee during the fiscal year ended August 31, 2015 from the Goldman Sachs Fund Complex.

The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, served as the Funds’ investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for those Funds. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement (as described below) is in effect.

The Management Agreements provide that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 10-11, 2015, with respect to each of the Funds. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2015 is available in the Funds’ annual report for the fiscal year ended August 31, 2015.

Each Management Agreement will remain in effect until June 30, 2016 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreements provide that GSAM shall not be liable to a Fund for any error of judgment by GSAM or for any loss sustained by a Fund except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular Funds without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Fund on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 90 days’ (60 days with respect to a Fund) written notice to the Trust.

Pursuant to the Management Agreements, the Investment Adviser is entitled to receive a fee from the Trust, computed daily and paid monthly, at the annual rates of each Fund’s average daily net assets set forth in the table below. Also included below are the actual management fee rates paid by each Fund (after application of any management fee waivers, as indicated) for the fiscal year ended August 31, 2015:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended August 31, 2015
Prime Obligations Fund	0.205%	0.16%
Money Market Fund	0.205%	0.16%
Treasury Obligations Fund	0.205%	0.09%
Treasury Instruments Fund	0.205%	0.05%
Treasury Solutions Fund	0.205%	0.09%
Government Fund	0.205%	0.13%
Federal Instruments Fund*	0.205%	N/A
Tax-Exempt Fund	0.205%	0.07%
Tax-Exempt California Fund	0.350%	0.01%
Tax-Exempt New York Fund	0.350%	0.01%

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the amounts of fees incurred by each Fund under its respective Management Agreement were as follows (with and without the fee waivers that were then in effect):

Fund	2015		2014		2013
	With Fee Waiver*	Without Fee Waiver	With Fee Waiver**	Without Fee Waiver	With Fee Waiver***	Without Fee Waiver
Prime Obligations Fund	$27,114,346	$27,120,308	$24,402,607	$31,712,607	$29,953,485	$38,377,634
Money Market Fund	66,252,214	66,266,760	46,807,759	59,971,759	40,655,495	52,089,479

Treasury Obligations Fund	36,542,651	36,564,015	12,942,593	26,314,593	14,596,805	22,635,000
Treasury Instruments Fund	74,441,506	74,496,194	18,423,596	65,520,596	26,182,853	57,615,315
Treasury Solutions Fund	23,164,040	23,176,764	9,657,896	23,510,896	14,018,646	22,546,208
Government Fund	65,415,779	65,438,875	30,646,787	54,775,787	49,036,208	63,828,061
Federal Instruments Fund****	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Exempt Fund	11,916,597	11,924,528	5,259,070	11,763,070	8,778,403	12,576,902
Tax-Exempt California Fund	990,089	991,041	160,671	943,671	247,781	864,939
Tax-Exempt New York Fund	389,799	390,178	135,196	544,196	152,364	640,757

*	During the fiscal year ended August 31, 2015, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.09%, 0.05%, 0.09%, 0.13%, 0.07%, 0.01% and 0.01%, respectively. Goldman Sachs anticipates that these waivers will be temporary, and they may be modified or terminated at any time.
**	During the fiscal year ended August 31, 2014, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.07%, 0.06%, 0.11%, 0.08%, 0.09%, 0.06% and 0.09%, respectively. Goldman Sachs anticipates that these waivers will be temporary, and they may be modified or terminated at any time.
***	During the fiscal year ended August 31, 2013, GSAM agreed to waive a portion of the management fees payable by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds, and the effective fee rates for this period were 0.16%, 0.16%, 0.13%, 0.09%, 0.16%, 0.13%, 0.14%, 0.10% and 0.08%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

In addition to providing advisory services, under the Management Agreements, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for, at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Authorized Institutions to solicit subscriptions for Class C Shares of the Prime Obligations Fund and Class R6 Shares of the Government Fund.

The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on June 10, 2015. Goldman Sachs retained approximately $1,744 of commissions on redemptions of Class C Shares of the Prime Obligations Fund during the fiscal year ended August 31, 2015; retained approximately $1,459 of commissions on redemptions of Class C Shares of the Prime Obligations Fund during the fiscal year ended August 31, 2014; and retained approximately $2,653 of commissions on redemptions of Class C Shares of the Prime Obligations Fund during the fiscal year ended August 31, 2013. As of the date of the Prospectus, Class R6 Shares, Class A Shares and Class C Shares of the Government Fund had not yet commenced operations and therefore Goldman Sachs had not yet retained any commissions on sales of Class A Shares, Class C Shares or Class R6 Shares of the Government Fund.

Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of the average daily net assets with respect to each class of each Fund. Prior to June 1, 2010, the transfer agency fee payable by Tax-Exempt California Fund and Tax-Exempt New York Fund

was 0.04% of average daily net assets of each Fund on an annualized basis. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.

As compensation for services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013 from each Fund as follows under the fee schedules then in effect:

	2015		2014		2013
Fund	With Fee Waiver*	Without Fee Waiver	With Fee Waiver**	Without Fee Waiver	With Fee Waiver***	Without Fee Waiver
Prime Obligations
FST Shares	$982,791	1,004,311	$932,659	$1,221,722	$1,499,742	$1,499,742
Administration Shares	164,632	168,005	132,588	174,219	207,466	207,466
Service Shares	86,454	87,984	69,148	88,489	80,562	80,562
Preferred Shares	32,316	32,704	18,824	23,435	20,475	20,475
Select Shares	10,720	10,953	13,540	17,280	26,768	26,768
Capital Shares	9,236	9,388	8,362	10,773	21,672	21,672
Cash Management Shares	0	0	0	0	12,599	12,599
Premier Shares	0	0	0	0	0	0
Resource Shares	7,520	7,661	6,725	8,699	0	0
Class C Shares	1,967	2,005	1,640	2,132	2,392	2,392
Money Market
FST Shares	3,068,315	3,068,315	2,844,034	2,844,034	$2,474,131	$2,474,131
Administration Shares	32,530	32,530	33,5378	33,538	37,102	37,102
Service Shares	2,095	2,095	2,811	2,811	3,150	3,150
Preferred Shares	10,747	10,7467	10,380	10,380	4,305	4,305
Select Shares	108,301	108,301	27,044	27,044	15,435	15,435
Capital Shares	10,486	10,486	4,421	4,421	3,158	3,158
Cash Management Shares	375	375	0	0	0	0
Premier Shares	0	0	3,516	3,516	3,777	3,777
Resource Shares	0	0	0	0	0	0
Treasury Obligations
FST Shares	0	1,478,298.77	0	$955,707	$675,365	$774,199
Administration Shares	0	150,944	0	156,755	145,259	167,329
Service Shares	0	86,448	0	99,940	84,416	97,092
Preferred Shares	0	15,523	0	13,046	9,968	11,560
Select Shares	0	20,262	0	22,778	16,346	18,443
Capital Shares	0	32,293	0	28,207	22,220	25,062
Cash Management Shares	0	0	0	0	0	0
Premier Shares	0	21	0	7,333	8,967	10,461
Resource Shares	0	0	0	0	0	0
Treasury Instruments
FST Shares	0	3,428,204	0	$2,967,684	$2,556,483	$2,556,483
Administration Shares	0	149,919	0	135,498	133,734	133,734
Service Shares	0	15,315	0	16,572	24,124	24,124
Preferred Shares	0	4,695	0	7,242	14,656	14,656
Select Shares	0	10,913	0	28,336	25,474	25,474
Capital Shares	0	25,151	0	14,725	18,150	18,150
Cash Management Shares	0	0	0	0	0	0
Premier Shares	0	128	0	26,390	37,999	37,999
Resource Shares	0	0	0	0	0	0

Treasury Solutions
FST Shares	0	1,029,923	0	$939,094	$0	$856,691
Administration Shares	0	39,361	0	41,630	0	38,834
Service Shares	0	38,834	0	44,810	0	51,520
Preferred Shares	0	4,811	0	5,500	0	5,431
Select Shares	0	3,424	0	6,253	0	8,362
Capital Shares	0	7,216	0	6,471	0	6,666
Cash Management Shares	0	6,344	0	4,571	0	10,012
Premier Shares	0	773	0	98,658	0	122,297
Resource Shares	0	0	0	0	0	0
Government
FST Shares	278,492	2,784,164	0	$2,321,292	$763,696	$2,727,674
Administration Shares	17,037	204,509	0	207,805	65,025	238,558
Service Shares	4,082	42,063	0	37,326	9,194	30,563
Preferred Shares	2,198	25,176	0	26,253	8,910	37,941
Select Shares	1,786	16,624	0	10,766	4,906	24,184
Capital Shares	10,503	119,924	0	68,255	19,660	54,027
Cash Management Shares	0	0	0	0	0	0
Premier Shares	0	0	0	560	184	616
Class R6 Shares****	N/A	N/A	N/A	N/A	N/A	N/A
Resource Shares	0	0	0	0	0	0
Class A Shares*****	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares*****	N/A	N/A	N/A	N/A	N/A	N/A
Federal Instruments*******
FST Shares	N/A	N/A	N/A	N/A	N/A	N/A
Administration Shares	N/A	N/A	N/A	N/A	N/A	N/A
Service Shares	N/A	N/A	N/A	N/A	N/A	N/A
Preferred Shares	N/A	N/A	N/A	N/A	N/A	N/A
Select Shares	N/A	N/A	N/A	N/A	N/A	N/A
Capital Shares	N/A	N/A	N/A	N/A	N/A	N/A
Premier Shares	N/A	N/A	N/A	N/A	N/A	N/A
Cash Management Shares	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Exempt
FST Shares	0	535,348	0	$472,431	$222,207	$511,838
Administration Shares	0	11,487	0	12,080	8,379	19,521
Service Shares	0	6,127	0	5,031	778	1,702
Preferred Shares	0	1,131	0	1,815	990	2,224
Select Shares	0	25,274	0	27,120	6,173	15,731
Capital Shares	0	1,159	0	467	357	647
Cash Management Shares	0	0	0	0	0	0
Premier Shares	0	60	0	52,029	24,985	59,048
Resource Shares	0	1,156	0	2,892	1,163	2,816
Class A Shares*******	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares*******	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Exempt California
FST Shares	0	28,263	0	$11,906	$0	$8,947
Administration Shares	0	55	0	15,059	0	15,767
Service Shares	0	0	0	0	0	0
Cash Management Shares	0	0	0	0	0	0
Tax-Exempt New York
FST Shares	0	11,080	0	$3,472	$0	$2,164
Administration Shares	0	69	0	12,078	0	16,144
Service Shares	0	0	0	0	0	0
Cash Management Shares	0	0	0	0	0	0

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. Goldman Sachs anticipates that these waivers will be temporary, and they may be modified or terminated at any time.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. Goldman Sachs anticipates that these waivers will be temporary, and they may be modified or terminated at any time.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the transfer agency fees for certain of the Funds, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.01%, 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
****	Class R6 Shares of the Government Fund have not yet commenced operations on December 29, 2015.
*****	Class A Shares and Class C Shares of the Government Fund commenced operations on February 29, 2016.
******	The Federal Instruments Fund commenced operations on October 30, 2015.
*******	As of the date of this SAI, Class A and Class C Shares of the Tax-Exempt Fund had not yet commenced operations.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, distribution fees payable to Goldman Sachs (as applicable), service fees and administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

For the Funds (except the Tax-Exempt California and Tax-Exempt New York Funds), as of December 29, 2015, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” (excluding acquired fund fees and expenses, administration, service and shareholder administration, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses) to the extent such expenses exceed, on an annualized basis, 0.014% each Fund’s average daily net assets.

For the Tax-Exempt California and Tax-Exempt New York Funds, as of December 29, 2015, the Investment Adviser has agreed to reduce or limit “Total Fund Operating Expenses” (excluding acquired fund fees and expenses, distribution, administration, service and shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses) so that “Total Fund Operating Expenses” do not exceed, on an annualized basis, 0.434% of each Fund’s average daily net assets.

Each arrangement will remain in place through at least December 29, 2016, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” or “Total Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

Reimbursement and Other Expense Reductions

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the amounts of certain “Other Expenses” of each Fund were reduced or otherwise limited by the Investment Adviser as follows under the expense limitations with the Funds that were then in effect:

Fund	2015	2014	2013
Prime Obligations Fund	$0	$0	0
Money Market Fund	0	0	0
Treasury Obligations Fund	0	0	0
Treasury Instruments Fund	0	0	0
Treasury Solutions Fund	0	0	0
Government Fund	0	0	0
Federal Instruments Fund*	N/A	N/A	N/A
Tax-Exempt Fund	0	0	0
Tax-Exempt California Fund	42	117,000	0
Tax-Exempt New York Fund	108	143,000	0

*	The Federal Instruments Fund commenced operations on October 30, 2015.

Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Fund’s fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

Custodian Reimbursements

Each Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in each Fund’s expenses. For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, each Fund’s custody fees were reduced by the following amounts under such arrangements:

Fund	2015	2014	2013
Prime Obligations Fund	$0	$2,000	$1,709
Money Market Fund	0	3,000	17,831
Treasury Obligations Fund	0	9,000	21,032
Treasury Instruments Fund	0	216,000	26,220
Treasury Solutions Fund	0	30,000	11,021
Government Fund	0	6,000	52,546
Federal Instruments Fund*	N/A	N/A	N/A
Tax-Exempt Fund	0	1,000	1,786
Tax-Exempt California Fund	0	—	95
Tax-Exempt New York Fund	0	—	75
*	The Federal Instruments Fund commenced operations on October 30, 2015.

Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Custodian

BNYM acts as custodian of the Funds’ assets. In that capacity, BNYM maintains the accounting records and calculates the daily NAV per share of the Funds. Its mailing address is One Wall Street, New York, New York 10286.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, MA 02210, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that Goldman Sachs personnel making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes, including for purposes of allocations of private equity or initial public offerings/new issue opportunities. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and Goldman Sachs personnel have an interest) receive an allocation of an investment opportunity when the Funds do not.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Accounts that have strategies similar to those of the Fund. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make investments independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as or prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT”) of Part 2A of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as that of, another Account may be implemented differently, sometimes to a material extent, depending on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, and the time difference associated with the location of different portfolio management teams. During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities. Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates other than the Investment Adviser. Opportunities or any portion thereof that the Funds do not participate in may be offered to other Accounts, Goldman Sachs (including the Investment Adviser), all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion, and the Funds will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or transaction for a Fund, including if the team holding such information is not managing the Fund. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation to do so.

Valuation of the Fund’s Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts (e.g., because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements, different third party vendors are hired to perform valuation functions for the Accounts or the Accounts are managed or advised by different portfolio management teams within the Investment Adviser). The Investment Adviser will face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in various activities in the global financial markets. Goldman Sachs, acting in various capacities (including investment banker, market maker, lender, investor, broker, adviser and research provider), may take actions or advise on transactions in respect of Accounts (including the Funds) or companies or affiliated or unaffiliated investment funds in which one or more Funds have an interest that may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds on one hand and Goldman Sachs or Accounts on the other hand may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Goldman Sachs or Accounts, on the one hand, and a Fund, on the other hand, may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and as a result Goldman Sachs or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, Goldman Sachs may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of Accounts with respect to a particular issuer in which one or more Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs (including the Investment Adviser) and its personnel may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman, Sachs & Co. and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts and in accordance with its management of such Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies for Accounts, on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts due to the relative amount of market savings obtained by the Accounts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to the Funds or to issuers of securities in which the Funds invest, which may result in fees, compensation and remuneration as well as other benefits to Goldman Sachs, enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Goldman Sachs may make loans to clients or enter into asset-based or other credit facilities or similar transactions with clients that are secured by a client’s assets or interests other than Fund shares. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower rapidly liquidates a large position in a security that is held by one or more Funds, the value of such security may decline and the value of the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest, including restrictions on the purchase and sale of publicly traded equity securities. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). As a result, the Investment Adviser might not engage in transactions for one or more Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). The Investment Adviser may also reduce a Fund’s interest in an investment opportunity that has limited availability so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit an activity or transaction engaged in by the Funds, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in the Investment Adviser other than the teams managing the Funds), and may limit its exercise of rights on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities. The Investment Adviser may restrict its investment decisions and activities on behalf of one or more Funds and not on behalf of other Accounts.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser (and/or the Fund) being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with such requests to disclose such information including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing standpoint.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security or other investment for multiple Accounts (including Accounts in which Goldman Sachs has an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser generally does not bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other accounts, the Fund may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts.

To address these potential conflicts, each Investment Adviser, among other things, has adopted written policies and procedures designed to prevent the use and dissemination of material non-public information regarding the Indexes, as well as to address potential conflicts that may arise in connection with the Investment Adviser’s operation of the Indexes, the Goldman Sachs ETFs and Accounts. These include policies and procedures such as those designed to ensure the equitable allocation of portfolio transactions as well as cross-trading policies. In addition, as described above, each Investment Adviser has adopted the Code of Ethics. The Investment Advisers are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for Accounts, including the Goldman Sachs ETFs. Furthermore, the portfolio holdings of the Goldman Sachs ETFs are publicly disclosed on a daily basis, further minimizing the potential for conflicts with respect to the Indexes.

PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. Orders have been granted by the SEC under the Act which permit the Funds to deal with Goldman Sachs in transactions in certain securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptive relief.

Under the Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act.

The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, a Fund’s ability to purchase debt securities in the primary market may from time to time be limited.

In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of GSAM. Investment decisions for each Fund and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

As of August 31, 2015, the following Funds held the following amounts of securities of their regular broker-dealers or their parents ($ in thousands):

Fund	Broker-Dealer	Amount
Prime Obligations Fund	State Street Corp.	$300,000
	JP Morgan Chase & Co.	$375,000
Money Market Fund	JP Morgan Chase & Co.	$422,000
	Credit Suisse First Boston	$300,000

NET ASSET VALUE

In accordance with procedures adopted by the Trustees of the Trust, the NAV per share of each Fund (except for Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, and Government Fund) is determined by the Funds’ custodian on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other times as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. In the case of the Money Market Fund, Prime Obligations Fund, Government Fund and Treasury Obligations Fund, NAV is determined normally, but not always, at 5:00 p.m. Eastern Time on each Business Day. Shares may also be priced throughout the day by the accounting agent. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Shares of the Treasury Obligations, Treasury Instruments, Government and Federal Instruments Funds will be priced on days on which the Chicago, Boston or New York banks are closed for local holidays, including Columbus Day and Veterans Day. Fund shares may be priced on days when the New York Stock Exchange is closed if the Bond Market Association recommends that the bond markets remain open for all or part of the day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund’s securities are valued using the amortized cost method of valuation in an effort to maintain a constant NAV of $1.00 per share, which the Board of Trustees has determined to be in the best interest of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates and other factors on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including, without limitation, the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a NAV value per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Trustees have the authority to, among other things, (i) reduce or increase the number of shares outstanding on a pro rata basis, and (ii) offset each shareholder’s pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund’s shares.

In order to continue to use the amortized cost method of valuation for each Fund’s investments, the Fund must comply with Rule 2a-7. See “INVESTMENT RESTRICTIONS.”

The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made. In addition, the share classes within each Fund will be subject to different expense structures (see “SHARES OF THE TRUST”).

Each Fund relies on various sources to calculate its NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by a Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives a distribution in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

A FST shareholder of any Fund may elect to have a special account with BNYM for the purpose of redeeming shares from its account in that Fund by check. When BNYM receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to BNYM for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder’s account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and BNYM reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Funds.

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust, established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of March 31, 2016, the Trustees have authorized the issuance of nine classes of shares of each of the Funds (except for the Tax-Exempt California Fund, Tax-Exempt New York Fund, Government Fund and Federal Instruments Fund): FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares and Resource Shares. As of March 31, 2016, the Trustees have authorized the issuance of up to four classes of shares of each of the Tax-Exempt California and Tax-Exempt New York Funds: FST Shares, Administration Shares, Service Shares and Cash Management Shares. As of March 31, 2016, the Trustees have authorized the issuance of up to eight classes of shares of the Federal Instruments Fund: FST Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares and Premier Shares. As of March 31, 2016, the Trustees have authorized a tenth class of shares, Class C Shares, with respect to the Prime Obligations Fund, Government Fund and Tax-Exempt Fund.

As of March 31, 2016, the Trustees have authorized the issuance of an eleventh class of shares, Class A Shares, with respect to the Tax-Exempt Fund and Government Fund. The Trustees have also authorized a twelfth class of shares, Class R6 Shares, with respect to the Government Fund. Additional series and classes may be added in the future.

Each FST Share, Service Share, Administration Share, Preferred Share, Select Share, Capital Share, Cash Management Share, Premier Share, Resource Share, Class A Shares, Class C Shares and Class R6 Share of a Fund represents an equal proportionate interest in the assets belonging to that class. It is contemplated that most shares (other than Class C Shares of the Prime Obligations Fund) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Class C Shares of the Prime Obligations Fund generally are only issued upon exchange from Class C Shares of other series of the Goldman Sachs mutual funds. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.

Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services as described below to its customers who beneficially own Administration Shares. Administration Shares of a Fund bear the cost of administration fees at the annual rate of up to 0.15% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.25% (for all other Funds) of the average daily net assets of such shares.

Service Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration and personal and account maintenance services to its customers who beneficially own Service Shares. Service Shares of a Fund bear the cost of service fees at the annual rate of up to 0.25% and shareholder administration fees at the annual rates of up to 0.15% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.25% (for all other Funds), respectively, of the average daily net assets of such shares.

Preferred Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Preferred Shares. Preferred Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares of the particular Fund involved.

Select Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Select Shares. Select Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.03% of the average daily net assets of such shares.

Capital Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own Capital Shares. Capital Shares of a Fund bear the cost of administration fees at an annual rate of up to 0.15% of the average daily net assets of such shares.

Class A Shares are sold with no initial sales charge. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets attributable to Class A Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority (“FINRA”).

Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were purchased. Class C Shares are sold primarily through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain administration services and personal and account maintenance services to its customers who beneficially own Cash Management Shares. Cash Management Shares bear the cost of administration and service fees at an annual rate of up to 0.50% of the average daily net assets of the Fund attributable to such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of 0.50% (for the Tax-Exempt California and Tax-Exempt New York Funds) and 0.30% (for all other Funds) of the average daily net assets attributable to Cash Management Shares.

Premier Shares may be purchased for accounts held in the name of an investor or an institution that provides certain personal and account maintenance services and administration services to its customers who beneficially own Premier Shares. Premier Shares bear the cost of service fees and administration fees at the annual rates of up to 0.10% and 0.25%, respectively, of the average daily net assets of such shares.

Resource Shares may be purchased for accounts held in the name of an institution that provides certain administration services and personal and account maintenance services to its customers who beneficially own Resource Shares. Resource Shares of a Fund bear the cost of service fees and administration fees at the annual rate of up to 0.50% of the average daily net assets of such shares. Resource Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of 0.15% of the average daily net assets attributable to Resource Shares.

Class R6 Shares of the Government Fund are sold at NAV without a sales charge. As noted in the Prospectus, Class R6 Shares are not sold directly to the public. Instead, Class R6 Shares generally are available only to Section 401(k) plans, 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class R6 Shares through a plan level or omnibus account. Class R6 Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs. Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Class R6 Shares.

In addition, each class of shares bears its own transfer agency expenses.

It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.

In the event a Fund is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Fund. Service Shares, Administration Shares, Preferred Shares, Select Shares, Capital Shares, Cash Management Shares, Premier Shares, Resource Shares, Class A Shares, Class C Shares and Class R6 Shares of the Funds each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of another Goldman Sachs Fund. Except as described above, the classes of shares are identical.

Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the transfer agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they in their sole discretion deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of the Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the

Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Minimum Investments in the Funds

For information about minimum investment requirements for the Funds and their share classes, please see the Prospectuses. The minimum initial investment requirements for all share classes will be waived for any intermediaries (and their current and future investor clients) that held shares of any of the Trust’s Institutional Liquid Assets Portfolios as of March 1, 2010.

TAXATION

The following is only a summary of certain additional U.S. federal income, and certain state and local, tax considerations affecting the Funds and the purchase, ownership and disposition of shares in each Fund that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund in light of their particular tax situations. The summary is based on the laws in effect on December 29, 2015, which are subject to change.

Fund Taxation

Each Fund is treated as a separate entity for tax purposes. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

There are certain tax requirements that each Fund must satisfy if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that a Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other non-qualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that each Fund will avoid corporate-level tax in each year.

Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. However, the Funds reserve the right to reduce or withhold income and/or gains.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the loss. Capital loss carryforwards arising in taxable years of each Fund beginning after December 22, 2010 are generally able to be carried forward indefinitely. As of August 31, 2014, none of the Funds had capital loss carryforwards.

A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Taxable U.S. Shareholders – Distributions

Tax Exempt Funds. Each of Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Tax-Exempt California Fund and Goldman Sachs Financial Square Tax-Exempt New York Fund (together, the “Tax Exempt Funds”) expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice to its shareholders after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.

The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.

All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Funds generally will not qualify for taxation at the lower rate because the Funds generally will be earning interest rather than dividend income. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information Reporting and Backup Withholding

Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 28% in the case of exempt recipients that fail to certify to the Funds that they are not subject to withholding, non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Under a provision recently made permanent by Congress, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. Each of the Government Fund, Treasury Solutions Fund, Treasury Obligations Fund, Treasury Instruments Fund, Tax-Exempt Money Market Fund, Tax-Exempt California Fund and Tax-Exempt New York Fund will generally make designations of any distributions attributable to short-term capital gains and interest income, when permitted to do so, but the Money Market Fund and Prime Obligations Fund do not intend to make such designations.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their shares. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes

A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s securities. Shareholders should consult their own tax advisers concerning these matters. For example, it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Fund in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Fund intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California personal income tax.

Individual shareholders of the Tax-Exempt California Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Fund satisfies the requirement of California law that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.

Distributions from the Tax-Exempt California Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California tax law, which generally incorporates Subchapter M of the Code, provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.

Distributions from the Tax-Exempt California Fund will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions will generally be included in income subject to the alternative minimum tax for corporations.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Exempt California Fund generally will not be deductible for California personal income tax purposes.

New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any Tax-Exempt New York Fund dividend that is properly designated as an exempt-interest dividend and that is derived from interest on obligations of New York State or its political subdivisions or on obligations of a possession or territory of the United States. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Fund is invested at the close of each quarter of its taxable year in state and local government obligations the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Fund is not deductible for New York State or New York City personal income tax purposes. Distributions from the Tax-Exempt New York Fund that are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Fund and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the 2015 Annual Report for the Funds are incorporated by reference herein. The financial statements in the Annual Report for these Funds have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Funds’ Annual Report are incorporated herein by reference. A copy of the Annual Report may be obtained upon request and without charge by writing Goldman Sachs, P.O. Box 06050, Chicago, Illinois 60606-6300 or by calling Goldman Sachs, at the telephone number on the back cover of each Fund’s Prospectuses.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment

Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the Intermediaries as described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “PAYMENTS TO INTERMEDIARIES” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Funds and when considering which share class is most appropriate for you.

For the year ended December 31, 2014, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 179 Intermediaries, totaling approximately $120.4 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust and all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust. During the year ended December 31, 2014, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2014 are not reflected. Additional Intermediaries may receive payments in 2015 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker-Dealer, Inc.

ADP, Inc.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Amalga Trust Company

Amalgamated Bank of Chicago

American Enterprise Investment Services, Inc. (AEIS)

American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Associated Trust Company, N.A.; Associated Investment Services, Inc.

AXA Equitable Life Insurance Company

Banc of America Securities LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bankers Trust

Barclays Capital, Inc.

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co.

C.M. Life Insurance Company

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.; CME Shareholder Servicing LLC

CIGNA Financial Services, Inc.

Citibank N.A.

Citibank N.A. - Agency and Trust Department

Citibank N.A. - Securities Finance

Citigroup Private Bank at Citibank N.A.

Citigroup Private Bank at Citibank N.A.; Citibank N.A.; Citigroup Global Markets Inc.

Citizens Bank Wealth Management, N.A.

Comerica Bank

Comerica Securities, Inc.

Commerce Bank

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

Directed Account Plan Board of Directors

Dubuque Bank & Trust

E*Trade Clearing LLC

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC; National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

Financial Network Investment Corporation

First National Bank of Omaha

Forethought Life Insurance Company

Fulton Bank, N.A.; Fulton Bank, N.A. Cash Sweep Affiliates

Fulton Financial Advisors, National Association

Genworth Financial Securities Corporation

Genworth Financial Trust Company

Genworth Life and Annuity Insurance Company; Genworth Life Insurance Company of New York; Genworth Life Insurance Company

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

Great-West Life & Annuity Insurance Company; Great-West Life & Annuity Insurance Company of New York

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank USA

Hunt, Dupree & Rhine

ICMA RC-Services, LLC

ICMA Retirement Corporation

ING Financial Advisors, LLC

ING Institutional Plan Services LLC

ING Investment Advisors, LLC

ING Life Insurance and Annuity Company

ING National Trust

ING USA Annuity and Life Insurance Company

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Invesmart, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Retirement Plan Services LLC

J.P. Morgan Securities LLC

Jefferson National Life Insurance Company

Jefferson Pilot Financial Insurance Company

JPMorgan Chase Bank

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc. (JPMSI)

Kemper Investors Life Insurance Company

Key Bank Capital Markets

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Investment Planning, Inc.

Lincoln Retirement Services Company, LLC

LPL Financial Corporation

LPL Financial LLC

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company

MassMutual Retirement Services, LLC

McCready and Keene, Inc.

Mellon Bank, N.A.

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Midland National Life Insurance Company

Minnesota Life Insurance Company

MML Distributors, LLC

Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

Multi Financial Securities Corporation

MY TREASURY LIMITED

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLIFE Distributors Inc.

Oppenheimer & Co. Inc.

Pershing LLC

PNC Bank, National Organization

PNC Capital Markets LLC

PrimeVest Financial Services

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company; PruCo Life Insurance Company of New Jersey

Raymond James & Associates, Inc.; Raymond James Financial Services

Regions Bank

Reliance Trust Company

RiverSource Life Insurance Company; RiverSource Life Insurance Co. of New York

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Security Benefit Life Insurance Company

Security Benefit Life Insurance Company; Security Distributors, Inc.

Signature Bank

Silicon Valley Bank

State Street Global Markets, LLC and State Street Bank and Trust Company

Sun Life Assurance Company of Canada (U.S.); Sun Life Insurance and Annuity Company of New York

SunGard Institutional Brokerage, Inc.

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Clearing, Inc.

Teachers Insurance and Annuity Association of America

The Guardian Insurance & Annuity Company, Inc.

The Lincoln National Life Insurance Company; Lincoln Life & Annuity Company of New York

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Prudential Insurance Company of America

The Travelers Insurance Company; The Travelers Life and Annuity Company

The Vanguard Group, Inc.

Transamerica Retirement Solutions Corporation

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank National Association

U.S. Fiduciary Services, Inc.

UBS Financial Services Inc.

Union Bank, N.A.

United of Omaha Life Insurance Company

VALIC Retirement Services Company

Voya Institutional Plan Services, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Advisors, LLC

Wells Fargo Advisors, LLC; Wells Fargo Investment, LLC

Wells Fargo Bank, N.A

Wells Fargo Bank, National Association

Wells Fargo Corporate Trust Services, a division of Wells Fargo Bank N.A.

Wilmington Trust Company

Zions Bank

Your Authorized Institution or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Institution or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and their service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, and proxy voting similar services; rating and ranking organizations, lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. However, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Funds) only upon approval by the Funds’ Chief Compliance Officer, who must first determine that the Funds have a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ custodian; the Funds’ legal counsel, Dechert LLP; the Funds’ financial printer, RR Donnelley; the Funds’ proxy voting service, ISS; the Investment Company Institute; and iMoneyNet (in connection with services it provides with respect to the posting of information to certain web portals, as discussed below). These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants in connection with the Funds’ portfolio trading activities. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

Each Fund publishes on its website (http://www.gsamfunds.com) a schedule of its portfolio holdings, including the Fund’s WAM and WAL (and certain related information as required by Rule 2a-7) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Funds’ website for at least six months. Each Fund also publishes a schedule of its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publication date. In addition, each Fund files more detailed portfolio holdings information with the SEC on Form N-MFP no later than five business days after the end of each month, which will be publicly available on the SEC’s website 60 days after the end of the month to which the information pertains. The Funds’ website will contain a link to an SEC website where each Fund’s most recent 12 months of publicly available information may be obtained. Notwithstanding its use of the amortized cost method of valuation, as of April 14, 2016 each Fund will publish on its website a graph depicting its current market-based NAV per share (rounded to the fourth decimal place), as of each business day for the preceding six months, as of the end of the preceding business day. Each Fund’s current market-based NAV is based on available market quotations of the Fund’s portfolio securities as provided by a third party pricing vendor or broker as of 3:00 p.m. Eastern Time on the date stated (this valuation methodology also includes marking-to-market those securities with remaining maturities of 60 days or less). In addition, in the event that a Fund files information regarding certain material events with the SEC on Form N-CR, such Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund or a decline in weekly liquid assets below 10% of the Fund’s total assets. This information will appear on a Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. Holdings information may be posted to web portals available only to clients of the Investment Adviser or its affiliates immediately following the posting of such information on the Funds’ website.

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of December 29, 2015, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Disclosure of Current NAV Per Share

Each Fund’s current NAV per share is available through the Funds’ website at www.gsamfunds.com or by contacting the Funds at 1-800-526-7384.

Miscellaneous

As stated in the Prospectuses, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, Capital Administration or Select Plan described in the Prospectuses and the following sections. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit

As of August 31, 2015, the Funds (except for the Federal Instruments Fund, which had not yet commenced operations) participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. The Federal Instruments Fund commenced operations on October 31, 2015 and intends to participate in the facility. Pursuant to the terms of this facility, the

Funds and other borrowers may increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. Under the most restrictive arrangement, the Federal Instruments Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2015, the Funds did not have any borrowings under the facility.

Large Trade Notifications

The transfer agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether a Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of a Fund’s investment portfolio.

ADMINISTRATION PLANS

(Administration and Preferred Shares Only)

The Trust, on behalf of each applicable Fund, has adopted administration plans with respect to the Administration Shares (one administration plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one administration plan on behalf of the other Funds) (the “Administration Shares Plans”) and Preferred Shares (the “Preferred Plan,” and together with the Administration Shares Plans, the “Administration Plans”). The Administration Plans authorize Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

Pursuant to the Administration Plans, the Trust, on behalf of each applicable Fund, enters into agreements with service organizations which purchase Administration Shares or Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Administration Shares or Preferred Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Administration Shares, and (v) facilitate the inclusion of the Fund in accounts, products or services offered to customers by or through service organizations. In addition, with respect to Administration Shares, service organizations may agree to: (i) process, or assist in processing, dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.

As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Tax-Exempt California and Tax-Exempt New York Funds, 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of all other Funds, and 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of each applicable Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares and Preferred Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund under its applicable Administration Shares Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$4,199,698	$4,355,051	$5,186,454
Money Market Fund	813,174	838,359	927,522
Treasury Obligations Fund	3,773,219	3,918,471	4,183,063
Treasury Instruments Fund	3,747,582	3,387,115	3,343,229
Government Fund	5,112,212	5,194,611	5,964,779
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	983,931	1,040,654	970,821
Tax-Exempt Fund	287,151	301,977	488,019
Tax-Exempt California Fund	824	225,856	236,485
Tax-Exempt New York Fund	1,027	181,151	242,153

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the fees to which it was entitled pursuant to the Administration Shares Plans, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$3,784,168	$4,190,508	$3,858,480
Money Market Fund	543,490	649,463	530,678
Treasury Obligations Fund	3,773,219	3,918,471	4,175,023
Treasury Instruments Fund	3,747,582	3,387,115	3,343,229
Government Fund	5,100,965	5,194,611	5,376,937
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	983,931	1,040,654	970,821
Tax-Exempt Fund	287,151	301,977	488,019
Tax-Exempt California Fund	824	225,856	236,485
Tax-Exempt New York Fund	1,027	181,151	242,153

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.02%, 0.08%, 0.00%, 0.00%, 0.00%, 0.00% , 0.00% , 0.00% and 0.00%, respectively.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.01%, 0.06%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Administration Shares Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were approximately 0.06%, 0.11%, 0.00%, 0.00%, 0.02%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.
*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each applicable Fund under the Preferred Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$326,999	$234,323	$204,744
Money Market Fund	107,455	103,793	43,045
Treasury Obligations Fund	155,213	130,444	115,596
Treasury Instruments Fund	46,943	72,409	146,555
Government Fund	251,730	262,501	379,463
Federal Instruments Fund	N/A	N/A	N/A
Treasury Solutions Fund	48,107	54,996	54,311
Tax-Exempt Fund	11,315	18,150	22,244

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the fees to which it was entitled pursuant to the Preferred Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$241,060	$210,531	$75,141
Money Market Fund	16,679	46,213	5,040
Treasury Obligations Fund	155,213	130,444	114,965
Treasury Instruments Fund	46,943	72,409	146,555
Government Fund	250,286	262,502	275,204
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	48,107	54,996	54,311
Tax-Exempt Fund	11,315	18,150	22,244

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.03%, 0.08%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.01%, 0.06%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Preferred Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.06%, 0.09%, 0.00%, 0.00%, 0.03%, 0.00% and 0.01%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Administration Shares and Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares or Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares or Preferred Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Administration Plans and all Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on June 10, 2015. The Administration Plans and Service Agreements will remain in effect until June 30, 2016, and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Administration Shares or Preferred Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Administration Shares or Preferred Shares of the affected Funds on not more than sixty (60) days written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Funds and holders of Administration Shares and Preferred Shares of such Funds.

SERVICE PLANS AND SHAREHOLDER ADMINISTRATION PLANS

(Service Shares Only)

The Trust has adopted service plans and separate shareholder administrations plans on behalf of each Fund with respect to the Service Shares (one service plan and one shareholder administration plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one service plan and one shareholder administration plan on behalf of the other Funds) (the “Plans”). The Plans authorize the Funds to compensate service organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plans, the Trust, on behalf of each Fund, enters into agreements with service organizations which purchase Service Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Funds; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

(ii) Shareholder administration services, including: (a) acting, or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the service organization’s customers; (b) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records of customers who beneficially own Service Shares; (c) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting, or assist in receiving and transmitting, funds representing the purchase price or redemption proceeds of such Service Shares; (e) processing dividend payments on behalf of customers; (f) facilitating the inclusion of Funds in accounts, products or services offered to customers by or through Authorized Institutions; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of applicable FINRA rules, or any successor rules thereto.

As compensation for such services, (i) the Trust, on behalf of each of the Tax-Exempt California and Tax-Exempt New York Funds, pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Funds’ Service Shares attributable to or held in the name of such service organization for its customers; and (ii) the Trust, on behalf of each other Fund, pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Funds’ Service Shares attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund to service organizations pursuant to its applicable Service Plan and Shareholder Administration Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	4,398,745	$4,423,988	$4,027,938
Money Market Fund	104,739	140,541	157,505
Treasury Obligations Fund	4,321,944	4,996,498	4,854,385
Treasury Instruments Fund	765,675	828,505	1,206,149
Government Fund	2,102,917	1,866,089	1,528,360
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	1,941,519	2,240,271	2,575,930
Tax-Exempt Fund	306,299	251,538	85,106
Tax-Exempt California Fund	7	7	7
Tax-Exempt New York Fund	3	3	3

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Plans, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$4,187,772	$4,336,604	$3,508,683
Money Market Fund	87,898	124,592	125,193
Treasury Obligations Fund	4,321,945	4,996,498	4,849,573
Treasury Instruments Fund	765,675	828,505	1,206,149
Government Fund	2,100,171	1,866,089	1,454,307
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	1,941,519	2,240,271	2,575,930
Tax-Exempt Fund	306,299	251,538	85,106
Tax-Exempt California Fund	7	7	7
Tax-Exempt New York Fund	4	3	3

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were 0.02%, 0.08%, 0.00%, 0.00%, 0.00%, 0.00% , 0.00% , 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were 0.01%, 0.06%, 0.00%, 0.00%, 0.00%, 0.00% , 0.00% , 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions, Tax-Exempt, Tax-Exempt California and Tax-Exempt New York Funds were 0.06%, 0.01%, 0.00%, 0.00%, 0.02%, 0.00% , 0.01% , 0.00% and 0.00%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

The Trust has adopted each Service Plan (but not each Shareholder Administration Plan) pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

During the fiscal year ended August 31, 2015, Goldman Sachs incurred the following expenses in connection with distribution activities under the Service Plan for each Fund:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund	$0	$57,923	$37,615	$2,161	$5,927	$103,627
Money Market Fund	0	2,325	1,433	82	226	4,066
Treasury Obligations Fund	0	30,445	22,732	1,306	3,582	58,065
Treasury Instruments Fund	0	4,818	3,637	209	573	9,238
Government Fund	0	26,005	18,442	1,060	2,906	48,412
Federal Instruments Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Treasury Solutions Fund	0	16,035	11,092	637	1,748	29,511
Tax-Exempt Fund	0	2,661	2,022	116	319	5,118
Tax-Exempt California Fund	0	0	0	0	0	0
Tax-Exempt New York Fund	0	0	0	0	0	0

*	The Federal Instruments Fund commenced operations on October 30, 2015.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and the Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 10, 2015. The Plans and related Service Agreements will remain in effect until June 30, 2016. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Service Plans may not be amended (but the Shareholder Administration Plans may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Funds, and all material amendments of the Service Plans must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as a Service Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the applicable Funds and holders of Service Shares of such Funds.

SELECT PLAN

(Select Shares Only)

The Trust, on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal Instruments, Treasury Solutions, and Tax-Exempt Funds, has adopted a select plan with respect to the Select Shares (the “Select Plan”) which authorizes the Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Funds, enters into agreements with service organizations that purchase Select Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Select Shares, and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.03% (on an annualized basis) of the average daily net assets of the Select Shares of each Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners’ service organizations.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund to service organizations pursuant to the Select Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	32,854	$51,835	$80,303
Money Market Fund	324,863	81,124	46,304
Treasury Obligations Fund	60,777	68,328	55,327
Treasury Instruments Fund	32,733	85,000	76,418
Government Fund	49,866	32,294	72,563
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	10,270	18,756	25,086
Tax-Exempt Fund	75,813	81,351	47,192

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled under the Select Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$12,178	$35,372	$8,907
Money Market Fund	0	4	0
Treasury Obligations Fund	60,777	68,328	54,521
Treasury Instruments Fund	32,733	85,000	76,418
Government Fund	48,674	32,294	24,964
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	10,270	18,756	25,086
Tax-Exempt Fund	75,813	81,351	47,192

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.02%, 0.03%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.01%, 0.03%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive all or a portion of the Select Plan fees, and the effective fee rates for this period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.03%, 0.03%, 0.00%, 0.00%, 0.02%, 0.00% and 0.01%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

Conflict of interest restrictions (including the ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Select Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on June 10, 2015. The Select Plan and Service Agreements will remain in effect until June 30, 2016. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Select Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Select Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Select Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Funds and holders of Select Shares of such Funds.

CAPITAL ADMINISTRATION PLAN

(Capital Shares Only)

The Trust, on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal Instruments, Treasury Solutions and Tax-Exempt Funds, has adopted a capital administration plan with respect to the Capital Shares (the “Capital Administration Plan”). The Capital Administration Plan authorizes the Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

Pursuant to the Capital Administration Plan, the Trust, on behalf of such Funds, enters into agreements with service organizations which purchase Capital Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own Capital Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Capital Shares, and (v) facilitating the inclusion of the Funds in accounts, products or services offered to customers by or through the service organization, for example, retirement, asset allocation, bank trust, private banking, cash management or sweep accounts, programs or services.

As compensation for such services, the Trust on behalf of each Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the Capital Shares of each Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Capital Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund to service organizations pursuant to the Capital Administration Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	140,812	$161,579	$325,076
Money Market Fund	157,275	66,303	47,374
Treasury Obligations Fund	484,347	423,068	375,911
Treasury Instruments Fund	377,232	220,849	272,242
Government Fund	1,798,686	1,023,728	810,483
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	108,229	97,064	99,991
Tax-Exempt Fund	17,376	7,002	9,698

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the administration fees to which it was entitled pursuant to the Capital Administration Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$116,561	$151,467	$16,387
Money Market Fund	61,252	41,456	15,077
Treasury Obligations Fund	484,347	423,068	374,833
Treasury Instruments Fund	377,232	220,849	272,242
Government Fund	1,791,772	1,023,728	705,353
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	108,229	97,064	99,991
Tax-Exempt Fund	17,376	7,002	9,698

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government and Tax-Exempt Funds during this period were 0.03%, 0.09%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government and Tax-Exempt Funds during this period were 0.01%, 0.06%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive all or a portion of the Capital Administration Plan fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Treasury Solutions, Government and Tax-Exempt Funds during this period were 0.08%, 0.10%, 0.00%, 0.00%, 0.00%, 0.02% and 0.01%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Capital Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Capital Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Capital Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, initially voted to approve the Capital Administration Plan and Service Agreements at a meeting called for the purpose of voting on such Capital Administration Plan and Service Agreements on June 10, 2015. The Capital Administration Plan and Service Agreements will remain in effect until June 30, 2016 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Capital Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Capital Administration Plan may not be made, unless approved by the Trustees in the manner described above. The Capital Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding Capital Shares of the affected Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding Capital Shares of the affected Funds on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Capital Administration Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Capital Administration Plan will benefit the Funds and holders of Capital Shares of such Funds.

SERVICE PLAN AND ADMINISTRATION PLAN

(Premier Shares Only)

The Trust has adopted a service plan and administration plan on behalf of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal Instruments, Treasury Solutions and Tax-Exempt Funds with respect to the Premier Shares (as used in this section, the “Plans”). The Plans authorize the Funds to compensate service organizations for providing certain personal and account maintenance services and administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plans, the Trust, on behalf of each Fund, enters into agreements with service organizations which purchase Premier Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

(ii) administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of all Premier Shares beneficially owned by customers; (b) establishing and maintaining individual accounts and records with respect to Premier Shares owned by each customer; (c) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Premier Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Premier Shares; (e) providing services to customers intended to facilitate or improve their understanding of the benefits and risks of a Fund; (f) facilitating the inclusion of a Fund in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations; (g) facilitating electronic or computer trading and/or processing in a Fund or providing electronic, computer or other database information regarding a Fund to customers; (h) developing, maintaining and supporting systems necessary to support accounts for Premier Shares; and (i) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA Rules.

As compensation for such services, the Trust, on behalf of each Fund, pays each service organization a service fee in an amount up to 0.10% (on an annualized basis) and an administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Premier Shares of each Fund attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Funds, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Premier Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund to service organizations pursuant to the Plans (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$4	$4	$3
Money Market Fund	4	123,048	132,191
Treasury Obligations Fund	727	256,637	366,145
Treasury Instruments Fund	4,482	923,549	1,329,918
Government Fund	4	19,585	21,552
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	27,063	3,452,674	4,280,264
Tax-Exempt Fund	2,127	1,820,814	2,066,618

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive all or a portion of the fees to which it was entitled pursuant to the Plans, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$4	$4	$4
Money Market Fund	4	102,910	92,880
Treasury Obligations Fund	727	256,638	365,568
Treasury Instruments Fund	4,482	923,549	1,329,918
Government Fund	4	19,585	20,170
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	27,063	3,452,674	4,280,264
Tax-Exempt Fund	2,127	1,820,814	—

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds during this period were 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds during this period were 0.00%, 0.06%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive all or a portion of the Plans’ fees, and the effective fee rates for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds during this period were 0.00%, 0.10%, 0.00%, 0.00%, 0.02%, 0.00% and 0.01%, respectively.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Premier Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Premier Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Premier Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 10, 2015. The Plans and related Service Agreements will remain in effect until June 30, 2016. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

Each Plan may not be amended to increase materially the amount of compensation payable for services and expenses described therein, and other material amendments to each Plan shall not be made, unless approved by the Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Premier Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Premier Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and holders of Premier Shares of such Funds.

DISTRIBUTION AND SERVICE PLANS

(Class A, Class C, Cash Management and Resource Shares Only)

Class A Shares and Class C Shares Distribution and Service Plans. As described in the Prospectuses, the Trust, on behalf of the Government Fund, Prime Obligations Fund and Tax-Exempt Fund, has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to Class A Shares and Class C Shares (each, a “Plan,” and collectively the “Plans”). See “Shareholder Guide - Distribution and Service Fees and Services,” “- Personal Account Maintenance Services and Fees for Class C Shares” with respect to Government Fund and Tax-Exempt Fund, and “- Personal Account Maintenance Services and Fees for FST Class C Shares” with respect to the Prime Obligations Fund in the applicable Prospectuses. The Plans finance distribution and other services that are provided to investors in each Fund. In addition, the Plans are intended assist the Funds in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.

The Plans were most recently approved on February 11, 2016 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

The compensation for distribution services payable under the Class A Shares Plan to Goldman Sachs may not exceed 0.25% per annum of the average daily net assets attributable to Class A Shares of the Government Fund and Tax-Exempt Fund. The compensation for distribution services payable under the Class C Shares Plan to Goldman Sachs may not exceed 0.75% per annum of the average daily net assets attributable to Class C Shares of the Prime Obligations Fund, Government Fund and Tax-Exempt Fund. In

connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year.

Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to 0.25% (on an annualized basis) of each Fund’s average daily net assets attributable to Class C Shares. This fee may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares of their accounts or similar services not otherwise provided on behalf of the Government Fund, Prime Obligations Fund and Tax-Exempt Fund. In connection with the sales of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by FINRA.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSCs (as applicable) on Class A and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Institutions in respect of sales of Class A and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A and Class C Shares.

Under each Plan, Goldman Sachs, as distributor of the Funds’ Class A and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures made.

The Plans will remain in effect until June 30, 2016 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding shares of each affected share class, but may be amended without shareholder approval to increase the amount of non-distribution compensation. All material amendments to a Plan must also be approved by the Trustees of the Trust in the manner described above.

A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the shares of each affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan were adopted, the affected Funds would cease to make distribution payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plan will benefit the Government Fund and its Class A and Class C shareholders, the Tax-Exempt Fund and its Class A and Class C shareholders, and the Prime Obligations Fund and its Class C shareholders.

Since Class A Shares and Class C Shares of the Government Fund and Tax-Exempt Fund had not yet commenced operations as of the date of this SAI, no distribution or service fees were paid by the Government Fund or Tax-Exempt Fund during the last three fiscal years.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the distribution and service fees contractually incurred by the Class C Shares of the Prime Obligations Fund to Goldman Sachs (prior to applicable waivers) were as follows:

Class C Shares	2015	2014	2013
Prime Obligations Fund Class C Shares	$200,513	$213,157	$239,199

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the distribution and service fees to which it was entitled pursuant to the Distribution and Service Plan, as follows:

Class C Shares	2015*	2014**	2013***
Prime Obligations Fund Class C Shares	$195,668	$211,054	$222,913

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for this class during this fiscal period was 0.02%. This waiver may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for this class during this fiscal period was 0.01%.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the distribution and service fees attributable to the Class C Shares of the Prime Obligations Fund, and the effective distribution and service fee rate for this class during this fiscal period was 0.07%.

During the fiscal year ended August 31, 2015, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan with respect to Class C Shares:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
Fund and Share Class	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund—Class C Shares	$3,109	$670	$375	$22	$59	$4,235

Cash Management Shares and Resource Shares Distribution Plans and Service Plans. As described in the Prospectuses, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the Act with respect to Cash Management Shares (one distribution plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one distribution plan on behalf of the other Funds) and Resource Shares (on behalf of each Fund except Tax-Exempt California and Tax-Exempt New York Funds) (the “Distribution Plans”). The Trust has also adopted separate service plans with respect to Cash Management Shares (one service plan on behalf of Tax-Exempt California and Tax-Exempt New York Funds, and one service plan on behalf of the other Funds) and Resource Shares (on behalf of each Fund except Tax-Exempt California and Tax-Exempt New York Funds) (the “Service Plans” and together with the Distribution Plans, the “Plans”).

The Plans were most recently approved on June 10, 2015 on behalf of each applicable Fund by a majority vote of the Trust’s Board of Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Plans. The Plans will remain in effect until June 30, 2016 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees. None of the Distribution Plans may be amended to increase materially the amount to be spent for the services described therein as to a particular Fund without approval of a majority of the outstanding Cash Management Shareholders or Resource Shareholders (as applicable) of that Fund. All material amendments to the Plans must also be approved by the Board of Trustees of the Trust in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Cash Management Shares or Resource Shares (as applicable) of the applicable Fund. So long as the Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit each Fund and its applicable class of Shareholders.

The compensation payable under the Cash Management Shares Distribution Plans may not exceed: (i) 0.50% per annum of the average daily net assets attributable to Cash Management Shares of the Tax-Exempt California and Tax-Exempt New York Funds, or (ii) 0.30% per annum of the average daily net assets attributable to Cash Management Shares of the other Funds. The compensation payable under the Resource Shares Distribution Plan may not exceed 0.15% per annum of the average daily net assets attributable to Resource Shares of the applicable Funds. Goldman Sachs has agreed to limit the amount of annual distribution fees payable by the Cash Management Shares of each of the Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of the Fund’s average daily net assets attributable to Cash Management Shares. This arrangement will remain in place through at least December 29, 2016, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs may pay up to the entire amount of its fee under the Distribution Plans to service organizations or other institutions for providing services in connection with the sale of Cash Management Shares or Resource Shares (as applicable). To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Cash Management Shares or Resource Shares (as applicable). If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

Each Distribution Plan is a compensation plan which provides for the payment of specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If each Distribution Plan were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund pursuant to the Cash Management Shares Distribution Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$4	$3	$3
Money Market Fund	11,253	3	3
Treasury Obligations Fund	0	3	3
Treasury Instruments Fund	4	3	3
Government Fund	6	3	3
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	190,290	137,132	300,369
Tax-Exempt Fund	4	5	3
Tax-Exempt California Fund	0	5	5
Tax-Exempt New York Fund	0	5	5

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Cash Management Shares Distribution Plans, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$4	$3	$3
Money Market Fund	7,579	3	3
Treasury Obligations Fund	0	3	3
Treasury Instruments Fund	4	3	3
Government Fund	6	3	3
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	190,290	137,132	300,369
Tax-Exempt Fund	4	5	3
Tax-Exempt California Fund	0	5	5
Tax-Exempt New York Fund	0	5	5

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Distribution Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

During the fiscal year ended August 31, 2015, Goldman Sachs incurred the following expenses in connection with distribution under the Cash Management Shares Distribution Plan for each Fund:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund	$0	$0	$0	$0	$0	$0
Money Market Fund	2,856	524	416	24	66	3,885
Treasury Obligations Fund	0	0	0	0	0	0
Treasury Instruments Fund	0	0	0	0	0	0
Government Fund	0	0	0	0	0	0
Federal Instruments Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Treasury Solutions Fund	0	5,430	3,858	222	608	10,118
Tax-Exempt Fund	0	0	0	0	0	0
Tax-Exempt California Fund	0	0	0	0	0	0
Tax-Exempt New York Fund	0	0	0	0	0	0

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each applicable Fund pursuant to the Resource Shares Distribution Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$114,897	$130,479	$188,973
Money Market Fund	0	2	1
Treasury Obligations Fund	0	2	2
Treasury Instruments Fund	0	2	1
Government Fund	0	2	2
Treasury Solutions Fund	0	2	2
Tax-Exempt Fund	17,341	43,382	42,238

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Resource Shares Distribution Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$96,303	$121,799	$99,473
Money Market Fund	0	2	2
Treasury Obligations Fund	0	2	3
Treasury Instruments Fund	0	2	2
Government Fund	0	2	2
Treasury Solutions Fund	0	2	2
Tax-Exempt Fund	17,341	45,382	42,238

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.02%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Distribution Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rates during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.07%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

During the fiscal year ended August 31, 2015, Goldman Sachs incurred the following expenses in connection with distribution under the Resource Shares Distribution Plan for each applicable Fund:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Prime Obligations Fund	$14,088	$5,383	$3,564	$205	$562	$23,802
Money Market Fund	0	0	0	0	0	0
Treasury Obligations Fund	0	0	0	0	0	0
Treasury Instruments Fund	0	0	0	0	0	0
Government Fund	0	0	0	0	0	0
Treasury Solutions Fund	0	0	0	0	0	0
Tax-Exempt Fund	0	285	222	13	35	555

Pursuant to the Service Plans, the Trust, on behalf of each applicable Fund, enters into agreements with service organizations which purchase Cash Management Shares or Resource Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Administration services, including: (a) acting, or arranging for another party to act, as recordholder and nominee of all Cash Management Shares or Resource Shares beneficially owned by customers; (b) establishing and maintaining individual accounts and records with respect to Cash Management Shares or Resource Shares owned by customers; (c) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Cash Management Shares or Resource Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of such Cash Management Shares or Resource Shares; (e) providing services to customers intended to facilitate or improve their understanding of the benefits and risks of a Fund; (f) facilitating the inclusion of a Fund in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations; (g) facilitating electronic or computer trading and/or processing in a Fund or providing electronic, computer or other database information regarding a Fund to customers; (h) developing, maintaining and supporting systems necessary to support accounts for Cash Management Shares or Resource Shares; and (i) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA Rules.

(ii) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

As compensation for such services under each Service Plan, the Trust on behalf of each Fund pays each service organization a fee in an amount up to 0.50% (on an annual basis) of the average daily net assets of the Cash Management Shares or Resource Shares of each Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The Trust, on behalf of a Fund, accrues payments made to a service organization pursuant to a Service Agreement daily. The Service Agreements shall terminate automatically if assigned. All inquiries of beneficial owners of Cash Management Shares or Resource Shares should be directed to the owners’ service organization.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each Fund pursuant to its applicable Cash Management Shares Service Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$4	$5	$5
Money Market Fund	18,754	5	5
Treasury Obligations Fund	4	5	5
Treasury Instruments Fund	4	5	5
Government Fund	8	5	5
Federal Instruments Fund*	N/A	N/A	N/A
Treasury Solutions Fund	317,148	228,554	500,615
Tax-Exempt Fund	4	5	5
Tax-Exempt California Fund	4	5	5
Tax-Exempt New York Fund	4	5	5

*	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Cash Management Shares Service Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$4	$5	$5
Money Market Fund	18,721	5	5
Treasury Obligations Fund	4	5	5
Treasury Instruments Fund	4	5	5
Government Fund	8	5	5
Federal Instruments Fund****	N/A	N/A	N/A
Treasury Solutions Fund	317,148	228,554	500,615
Tax-Exempt Fund	4	5	5
Tax-Exempt California Fund	4	5	5
Tax-Exempt New York Fund	4	5	5

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Cash Management Shares Service Plan fees attributable to the Cash Management Shares of each Fund, and the effective fee rate during this fiscal period for each Fund was 0.00%.
****	The Federal Instruments Fund commenced operations on October 30, 2015.

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, the fees contractually incurred by each applicable Fund pursuant to the Resource Shares Service Plan (prior to applicable waivers) were as follows:

Fund	2015	2014	2013
Prime Obligations Fund	$382,990	$434,929	$629,908
Money Market Fund	4	5	5
Treasury Obligations Fund	4	5	5
Treasury Instruments Fund	4	5	5
Government Fund	4	5	5
Treasury Solutions Fund	4	5	5
Tax-Exempt Fund	57,803	144,607	140,793

For the fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, Goldman Sachs agreed voluntarily to waive a portion of the fees to which it was entitled pursuant to the Resource Shares Service Plan, as follows:

Fund	2015*	2014**	2013***
Prime Obligations Fund	$382,990	$434,929	$629,908
Money Market Fund	4	5	5
Treasury Obligations Fund	4	5	5

Treasury Instruments Fund	4	5	5
Government Fund	4	5	5
Treasury Solutions Fund	4	5	5
Tax-Exempt Fund	57,803	144,607	140,793

*	During the fiscal year ended August 31, 2015, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rate during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
**	During the fiscal year ended August 31, 2014, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rate during this fiscal period for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Treasury Solutions and Tax-Exempt Funds were 0.01%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
***	During the fiscal year ended August 31, 2013, Goldman Sachs voluntarily agreed to waive a portion of the Resource Shares Service Plan fees attributable to the Resource Shares of each applicable Fund, and the effective fee rate during this fiscal period for each of the Funds was 0.00%.

Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Cash Management Shares or Resource Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Cash Management Shares or Resource Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Cash Management Shares or Resource Shares on behalf of their customers may be required to register as dealers.

Principal Holders of Securities

As of November 30, 2015, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares.

Federal Instruments Fund
Share Class	Name/Address	Percentage of Class
Administration	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Capital	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Cash Management	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	Goldman Sachs & Co., 295 Chipeta Way Floor 4, Salt Lake City, UT 84108	95.36%
Preferred	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Premier	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Select	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Service	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Government Fund

Share Class	Name/Address	Percentage of Class
Administration	FTB Advisors Inc., 7110 Ivy Leaf Drive #3-207, Germantown, TN 38138	63.16%
Administration	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	52.50%

Administration	Amalgamated Bank of Chicago, Attn: Debra Outlaw, 3rd Floor, 1 W. Monroe St., Chicago, IL 60603	31.77%
Administration	FTB Advisors Inc., Vic Davis Construction Inc., General Account, 1300 Jan Way, Kingsport, TN 37660	18.56%
Administration	FTB Advisors Inc., PO Box 351099, Palm Coast, FL 32135	11.91%
Administration	FTB Advisors Inc., 405 Saint Nick Dr., Memphis, TN 35117	5.60%
Capital	Citibank NA, Attn: Agency & Trust Services, 480 Washington Blvd, Floor 30, Jersey City, NJ 07310	56.63%
Capital	Hare & Co. 2, C/O The Bank of New York, Stif Department, 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	16.44%
Cash Management	Pershing LLC, for the Exclusive Benefit of its Customers, 1 Pershing Plz, Jersey City, NJ, 07399	77.76%
Cash Management	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	22.24%
Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	9.86%
Institutional	Goldman Sachs Trust, Goldman Sachs Tactical Tilt, Implementation Fund, Attn: C. Dinolfo, 200 West St., Floor 36, New York, NY 10282	8.91%
Institutional	State Street FBO, Philadelphia Financial, 1776 Heritage Drive, Quincy, MA 02171	5.41%
Preferred	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg. 1B1, 1525 W. WT Harris Blvd., Charlotte, NC 28262	42.65%
Preferred	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	31.38%
Preferred	Midfirst Bank, FSB, Attn: Kent Tarver, 11001 N. Rockwell Ave., Oklahoma City, OK 73162	5.53%
Preferred	Suntrust Robinson Humphrey Inc., McKee Foods Finance, Inc., PO Box 2118, Collegedale, TN 37315	5.05%
Premier	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Resource	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	99.90%
Select	Silicon Valley Bank, Attn: Global Deposits & Investments, Brendan Casey, 8705 SW Nimbus Ave., Ste. 240, Beaverton, OR 97008	48.26%
Select	Apex Clearing Corporation, Attn: Cindy Hollon, One Dallas Center, 350 North Saint Paul St., Ste. 1300, Dallas, TX 75201	30.72%
Select	Wells Fargo Securities LLC, Attn: Money Funds, Mail Code NC 0675 Bldg. 1B1, 1525 W. WT Harris Blvd., Charlotte, NC 28262	10.91%
Select	Merrill Lynch Pierce Fenner and Smith, Inc., 200 N. College St. 3rd Floor North, Charlotte, NC 28262	7.29%
Service	MSCS Financial Services LLC, Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303	50.49%
Service	MSCS Financial Services LLC, Trustmark National Bank, Ttee FBO Various Trust Accounts, 248 East Capitol St., Ste. 704, Jackson, MS 39201	19.74%

Money Market Fund
Share Class	Name/Address	Percentage of Class
Administration	FTB Advisors Inc., 4286 Tutwiler Ave., Memphis, TN 38122	12.19%
Administration	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	11.94%
Administration	FTB Advisors Inc., 1799 Cordova Rd., Germantown, TN 38138	10.85%
Administration	FTB Advisors Inc., First Tennessee Bank., Attn: Lester Brown, 7190 Grapevine Cove, Barlett, TN 38133	10.78%

Money Market Fund
Share Class	Name/Address	Percentage of Class
Administration	FTB Advisors Inc., 7077 Wickshire CV W., Germantown, TN 38138	8.31%
Administration	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	8.30%
Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	7.55%
Administration	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	7.09%
Administration	FTB Advisors Inc., 133 1⁄2 Public Square, Lebanon, TN 37087	5.88%
Administration	Ascensus Trust Company, First National Bank of Nebraska, Inc., FI, P.O. Box 10758, Fargo, ND 58106	5.84%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	11.87%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	9.18%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	5.96%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	5.76%
Capital	Citibank NA, FBO Harvest Citicorp, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07310	5.69%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	5.18%
Cash Management	Pershing LLC, for the Exclusive Benefit of its Customers, 1 Pershing Plz, Jersey City, NJ, 07399	99.99%
Institutional	Hare & Co. 2, c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	21.41%
Institutional	Merrill Lynch Pierce Fenner and Smith, Inc., 200 N. College St. 3rd Floor North, Charlotte, NC 28202	6.65%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	6.39%
Preferred	The Private Bank and Trust Co., Attn: Wealth Mgmt. Operations, 70 W. Madison St., Ste. 800, Chicago, IL 60602	51.04%
Preferred	Deutsche Bank Trust Co., AP Service Company, LLC, 3 Bala Plz. E. Suite 502, Bala Cynwyd, PA 19004	11.58%
Preferred	Goldman Sachs & Co., FBO 4VFJ, 30 Hudson St. Floor 5, Jersey City, NJ 07302	8.71%
Preferred	Deutsche Bank Trust Co., AP Peg Bandwith Holdings, LLC, 3 Bala Plz. E., Ste. 502, Bala Cynwyd, PA 19004	7.12%
Preferred	Deutsche Bank Trust Co., AP Service Company, LLC, 3 Bala Plz. E., Ste. 502, Bala Cynwyd, PA 19004	5.77%
Premier	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Resource	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Select	Silicon Valley Bank, Attn: Global Deposits & Investments, Brendan Casey, 8705 SW Nimbus Ave., Ste. 240, Beaverton, OR 97008	83.83%
Service	Bankers’ Bank, 1863 Earlham Road, Winterset, IA 50273	30.56%
Service	TD Banknorth NA, P.O. Box 1377, Lewiston, ME 04243	20.83%
Service	Bankers’ Bank, RPM Access LLC, 1863 Earlham Road, Winterset, IA 50273	18.34%
Service	Dacotah Bank, Attn: Kevin Burckhard, P.O. Box 1210, Aberdeen, SD 57402	12.17%

Prime Obligations Fund
Share Class	Name/Address	Percentage of Class
Administration	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	42.13%
Administration	Glenview Trust Co., Attn: Operations, 4969 US Highway 42, Ste. 2000, Louisville, KY 40222	11.65%
Administration	Esor & Co., c/o Associated Bank Green Bay, Attn: Trust Operations, P.O. Box 19006, Green Bay, WI 54307	6.21%
Administration	Maril & Co., First National Bank of Omaha, 11270 W. Park Pl., Ste. 400, Milwaukee, WI 53224	5.20%
Capital	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	43.49%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	15.18%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	14.89%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	6.45%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	5.32%
Cash Management	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	99.50%
Class C	First Clearing LLC, Special Custody Acct FBO Its Customers, 2801 Market St., Saint Louis, MO 63103	9.02%
Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	15.23%
Institutional	Band & Co. Institutional Trust, C/O US Bank, Attn: ACM Dept., PO Box 1787, Milwaukee, WI 53201	5.12%
Institutional	Wells Fargo Bank NA, Attn: Trust Cash Sweep, 733 Marquette Ave. N., Minneapolis, MN 55402	5.03%
Preferred	Deutsche Bank Trust Co., Citgo Holdings LLC, Citgo Bond Debt Svc. Reserve Acct., C/O Citgo Petroleum Corp., 1293 Eldridge Pkwy, Houston, TX 77077	25.65%
Preferred	Suntrust Robinson Humphrey Inc., Mckee Foods Finance Inc., P.O. Box 2118, Collegedale, TN 37315	20.85%
Preferred	Deutsche Bank Trust Co., Citgo Holdings LLC, Citgo Bond Debt Svc. Reserve Acct., C/O Citgo Petroleum Corp., 1293 Eldridge Pkwy, Houston, TX 77077	18.26%
Preferred	Hare & Co. 2, C/O The Bank of New York, Stif Dept., 2nd Fl., 111 Sanders Creek Pkwy, East Syracuse, NY 130557	14.17%
Preferred	Deutsche Bank Trust Co., Princeton Credit LLC, CSU Fresno, 5421 North Maple Ave., Fresno, CA 93740	6.10%
Premier	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	99.50%
Resource	Pershing (Compass), FBO Its Customers, 1 Pershing Plz., Jersey City, NJ 07399	99.92%
Select	Apex Clearing Corporation, Attn: Cindy Hollon, One Dallas Center, 350 North Saint Paul St., Ste. 1300, Dallas, TX 75201	67.45%
Select	Commerce Bank – Lindenwood College, Attn Business Office DMK, 209 S. Kingshighway St., Saint Charles, MO 63301-1693	16.32%
Select	Deutsche Bank Trust Co., Fifth Third Holding Funding LLC, 1701 Golf Road Tower 1, Fl. 9, Rolling Meadowns, IL 60008	8.86%
Service	Commerce Bank – ERAC USA Finance LLC, Attn: David Schuering, 600 Corporate Park Dr., Saint Louis, MO 63105	27.82%
Service	Cenco, Compass Bank Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	8.70%
Service	Union Bank & Trust Co., Industricorp & Co., C/O Pam Rohrbacker, 312 Central Ave SE, Suite 508, Minneapolis, MN 55414	7.90%

Prime Obligations Fund
Share Class	Name/Address	Percentage of Class
Service	Commerce Bank – Lenexa, Assemblies of God Financial Services Group, Attn: Acctg. Dept., 3900 S. Overland Ave., Springfield, MO 65807	7.89%
Service	JP Morgan Chase Bank NA, FBO Its Customers, Third Party Ts Link Non, 10410 Highland Manor Dr., Floor 3, Tampa, FL 33610	7.18%
Service	RBC Trust Company (Delaware) Ltd., Bank 01 Cash Management P.O. Box 15627, Wilmington, DE 19850	6.84%
Service	Bridge Bank NA, Attn: Finance, 55 Almaden Blvd, Suite 100, San Jose, CA 95113	5.77%
Service A	Edward D. Jones & Co., FBO Its Customers, 12555 Manchester Rd., St. Louis, MO 63131	12.42%
Service A	First Clearing LLC, A/C 1699-0135, Special Custody Acct FBO Its Customers, 2801 Market St., Saint Louis, MO 63103	10.27%

Tax-Exempt California Fund
Share Class	Name/Address	Percentage of Class
Administration	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Cash Management	Goldman Sachs Group Seed Accounts, Ical CMS Seed Account, Attn Im-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	60.18%
Institutional	National Financial Services LLC, FBO Our Customers, 499 Washington Blvd., Floors 4 & 5, Jersey City, NJ 07310	38.78%
Service	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Tax-Exempt New York Fund
Share Class	Name/Address	Percentage of Class
Administration	Goldman Sachs Group Seed Account, Attn IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Cash Management	Goldman Sachs Group Seed Account, Attn IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	82.19%
Institutional	National Financial Services LLC, FBO Our Customers, 499 Washington Blvd., Floors 4 & 5, Jersey City, NJ 07310	14.88%
Service	Goldman Sachs Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Tax-Exempt Fund
Share Class	Name/Address	Percentage of Class
Administration	FTB Advisors Inc., Premium Coal, 302 S. Jefferson St., Roanoke, VA 24011	68.47%
Administration	First Tennessee Bank National Assoc., Lola Faye Dickerson, 88 Palmer Lane, Holly Springs, MS 38635	27.51%
Administration	Fulton Bank, c/o FFC Cash Management Operations, 1695 State St., E. Petersburg, PA 17520	21.06%
Administration	Cenco, Compass Bank Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	18.33%

Tax-Exempt Fund
Share Class	Name/Address	Percentage of Class
Administration	Goldman Sachs Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	11.66%
Administration	National Financial Services LLC, 499 Washington Blvd., Floors 4 & 5, Jersey City, NJ 07310	8.83%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	47.39%
Capital	Raymond James Trust NA, P.O. Box 14407, St. Petersburg, FL 33733	38.82%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	11.04%
Cash Management	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	56.12%
Institutional	Hubco Regional Bank, Attn: Mutual Fund Processing, 911 Main St., Ste. 201, Kansas City, MO 64105	10.08%
Institutional	Unifalls & Co, c/o First Premier Bank, P.O. Box 2640, Sioux Falls, SD 57101	5.75%
Preferred	Bank of Oklahoma NA, Strat Land Exploration Co., 15 E. 5th St., Ste. 2020, Tulsa, OK 74103	31.56%
Preferred	Bank of Oklahoma NA, 15 E. 5th St., Ste. 2020, Tulsa, OK 74103	28.82%
Preferred	Commerce Bank of Kansas City, Attn: Mutual Fund Processing, 911 Main St. Ste. 201, Kansas City, MO 64105	15.97%
Preferred	GS Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	10.44%
Premier	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Resource	Pershing LLC, For Exclusive Benefit of Its Customers, 1 Pershing Plz., Jersey City, NJ 07399	92.68%
Resource	Cenco, Compass Bank Sweep Coordinator, 701 32nd St. S., Birmingham, AL 35233	7.31%
Select	Midfirst Bank, FSB, Attn: Kent Tarver, 11001 N. Rockwell Ave, Oklahoma City, OK 73162	100.00%
Service A	BBVA Compass Investment, 111 Plainsman Hills Ln., Auburn, AL 36830	51.34%
Service A	BBVA Compass Investment, P.O. Box 3531, Albuquerque, NM 87190	48.50%
Service	MSCS Financial Services LLC, Trustmark National Bank, 248 E. Capitol St., Ste. 704, Jackson, MS 39201	61.15%
Service	Cenco, c/o Compass Bank, Attn: AMG 7th Fl., Ste. 703, 15 South 20th St., Birmingham, AL 35233	20.74%

Treasury Instruments Fund
Share Class	Name/Address	Percentage of Class
Administration	Hare & Co. 2, C/O The Bank of New York, Stif Dept., 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	29.93%
Administration	BMO Harris Bank NA, GS Investment, Acct. FBO BMO Harris Bank NA GS Sweep Acct. Holders Not a Fiduciary Capacity, 111 W. Monroe St. Floor 9, Chicago, IL 60603	11.90%
Administration	Hare & Co. 2, C/O The Bank of New York, Stif Dept., 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	7.39%
Capital	GS Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	21.42%
Capital	The Private Bank and Trust Company, 120 S. Lasalle St., Chicago, IL 60603	17.27%
Capital	GS Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	15.77%
Capital	GS Execution & Clearing LP, 30 Hudson St., Floor 5, Jersey City, NJ 07302	7.58%
Cash Management	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Treasury Instruments Fund
Share Class	Name/Address	Percentage of Class
Institutional	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	11.62%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	11.44%
Institutional	Hare & Co. 2, c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	8.95%
Preferred	Cenco, Mary Kay Corp., Attn: James Vaughan, 16251 Dallas Pkwy., Addison, TX 75001	51.36%
Preferred	Cenco, Attn: AMG 7th Floor, c/o Compass Bank, 15 South 20th Street, Ste. 703, Birmingham, AL 35233	29.00%
Preferred	Band & Co. C/O US Bank, Attn: ACM Dept., PO Box 1787, Milwaukee, WI 53201	19.61%
Premier	Citibank NA, Citibank as Trustee for Colt 2006 SN1 Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	27.65%
Premier	Citibank NA, Citibank as Trustee for Colt 2006 SNB Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	19.32%
Premier	Citibank NA, Citibank as Trustee for Colt 2005 SNC Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	11.45%
Premier	Citibank NA, Citibank as Trustee for Colt 2005 SNA Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	11.03%
Premier	Citibank NA, Citibank as Trustee for Colt 2006 SNC Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	7.49%
Premier	Citibank NA, Citibank as Trustee for Colt 2005 SND Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	7.45%
Premier	Citibank NA, Citibank as Trustee for Colt 2006 SNA Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	7.22%
Premier	Citibank NA, Citibank as Trustee for Colt 2005 SNB Collection Ac, Attn: Agency & Trust Services, 480 Washington Blvd., Floor 30, Jersey City, NJ 07210	6.01%
Resource	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Select	Apex Clearing Corp., FBO Its Customers, Attn: Cindy Hollon, One Dallas Center, 350 N. Saint Paul St., Ste. 1300, Dallas, TX 75201	46.18%
Select	Deutsche Bank Trust Co., Venture Michigan Fund, 767 Fifth Ave., Fl. 14, New York, NY 10153	32.92%
Select	Fifth Third Securities, Express LLC, Attn: Tracy Graves, One Limited Pkwy., Columbus, OH 43230	10.67%
Select	Bank of Oklahoma, Physicians Cancer Research Foundation, Inc., Attn: Lanny Greer, 12221 Merit Drive, Suite 500, Dallas TX 75251	6.25%
Service	Cenco, Compass Bank Sweep Coordinator, 701 32nd Street S., Birmingham, AL 35233	57.75%
Service	Signature Bank, MMF Settlement, Attn: Linnea Viant, 565 5th Ave., Fl. 12, New York, NY 10017	19.73%
Service	Hare & Co. 2, C/O The Bank of New York, Stif Dept., 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	16.28%

Treasury Obligations Fund
Share Class	Name/Address	Percentage of Class
Administration	Hare & Co. 2, C/O The Bank of New York, Stif Dept., 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	16.15%
Administration	Fulton Bank, The Fulton Company, PO Box 3215, Lancaster, PA 17604	10.67%
Administration	Amalgamated Bank of Chicago, Attn: Debra Outlaw, 30 N. Lasalle St. 38th Floor, Chicago, IL 60602	10.63%

Treasury Obligations Fund
Share Class	Name/Address	Percentage of Class
Administration	Greatbanc Trust Company, Anbee & Co., C/O Greatbanc Trust Company, 801 Warrenville Rd., Suite 500, Lisle, IL 60532	10.45%
Administration	MSCS Financial Services LLC, Stratevest & Co., PO Box 2499, Brattleboro, VT 05303	7.69%
Administration	Computershare Trust Company, CTC FBO Glaxosmith Kline, Stiefel Labs Escrow, 250 Royall St., Canton, MA 02021	6.30%
Administration	Bancfirst Trust, Fireco, Attn: Trust Operations, PO Box 26883, Oklahoma City, OK, 73126	5.27%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	45.56%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	8.39%
Capital	Wilbranch & Co. Partnership, PO Box 2887, Wilson, NC 27894	8.16%
Capital	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	7.78%
Capital	The Private Bank & Trust Co., PBTC & Collc., Attn: Wealth Mgmt Operations, 70 W. Madison St., Suite 800, Chicago, IL 60602	7.67%
Cash Management	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Institutional	Hare & Co. 2, c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	15.44%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	13.67%
Institutional	Hare & Co. 2, c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	9.76%
Institutional	State Street Bank & Trust Co., Cash Sweep Support, 1776 Heritage Dr., Quincy, MA 02171	5.90%
Preferred	Union Bank & Trust, Industricorp. & Co., c/o Pam Rohrbacker, 312 Central Ave. SE, Ste. 508, Minneapolis, MN 55414	25.49%
Preferred	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	17.09%
Preferred	SunTrust Robinson Humphrey Inc., McKee Foods Finance Inc., P.O. Box 2118, Collegedale, TN 37315	13.51%
Preferred	Goldman Sachs Execution & Clearing LP, 30 Hudson St. Floor 5, Jersey City, NJ 07302	6.59%
Preferred	Pershing LLC, FOB its Customers, 1 Pershing Plz, Charlotte, NC 28262	5.60%
Preferred	Wells Fargo Securities LLC, Attn: Money Funds, 1525 W. WT Harris Blvd., Charlotte, NC 28262	5.19%
Premier	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Resource	Goldman Sachs Group Seed Account, Attn: IMD-India-Saos, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Select	Apex Clearing Corp., FBO Its Customers, Attn: Cindy Hollon, One Dallas Center, 350 N. Saint Paul St., Ste. 1300, Dallas, TX 75201	33.98%
Select	Band & Co. Institutional Trust, Capinco, c/o US Bank, P.O. Box 1787, Milwaukee, WI 53201	31.07%
Select	Bank of Oklahoma, Texas Oncology PA, Attn: Michael Vogel, 12221 Merit Dr., Ste. 500, Dallas, TX 75251	16.52%
Select	Bank of Oklahoma, NABank & Co., Attn: Brian Dugan Trust Securities, P.O. Box 2180, Tulsa, OK, 74101	13.02%
Service	MSCS Financial Service LLC, Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303.	42.20%

Treasury Obligations Fund
Share Class	Name/Address	Percentage of Class
Service	Hare & Co., c/o The Bank of New York, Stif Department 2nd Floor, 111 Sanders Creek Pkwy., East Syracuse, NY 13057	17.63%
Service	Commerce Bank – Lenexa, Children’s Mercy Hospital Operating Fund, Attn: Treasury Dept., 2401 Gillham Road, Kansas City, MO 64108	8.44%

Treasury Solutions Fund
Share Class	Name/Address	Percentage of Class
Administration	The Oakmark Funds, c/o Harris Associates, Attn: Mutual Fund Operations, 2 N Lasalle Street, Chicago, IL 60602	15.77%
Administration	Amalgamated Bank of Chicago, Attn: Debra Outlaw 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	13.82%
Administration	Deutsche Bank Trust Co., Bank of America Distribution Trust, Rust Consulting Inc., Attn: SPA BOA Fair Fund, 201 Lyndale Ave. S., Faribault, MN 55021	11.89%
Administration	Band & Co., c/o US Bank, Attn: ACM Dept., P.O. Box 1787, Milwaukee, WI, 53201	9.53%
Administration	Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main Street, Suite 201, Kansas City, MO 64105	8.96%
Administration	Simtrust & Co., C/O Simmons First Trust Company, 501 S. Main Street, Pine Bluff, AR 71601	5.72%
Administration	Commerce Bank of SE MO, PO Box 419121, Saint Louis, MO 63141	5.34%
Capital	Raymond James Trust NA, P.O. Box 14407, St. Petersburg, FL 33733	52.20%
Capital	Raymond James Charitable Endowment Fund, P.O. Box 14407, St. Petersburg, FL 33733	47.65%
Cash Management	MSCS Financial Services LLC, Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303	100.00%
Institutional	Goldman Sachs & Co., 295 Chipeta Way, Floor 4, Salt Lake City, UT 84108	54.61%
Institutional	Hare & Co. 2, C/O The Bank of New York, Stif Dept. 2nd Floor, 111 Sanders Creek Pkwy, East Syracuse, NY 13057	7.91%
Preferred	SunTrust Robinson Humphrey, Inc., McKee Foods Corporation, P.O. Box 750, 10260 McKee Rd., Collegedale, TN 37315	56.34%
Preferred	BB&T Capital Markets, Gilbane Building Co., Attn: Richard Roy, 7 Jackson Walkway, Providence, RI 02903	17.40%
Preferred	Commerce Bank of Kansas City, NA, Mori & Co., Attn: Trust Operations, 911 Main St. Ste. 201, Kansas City, MO 64105	10.52%
Premier	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Resource	Goldman Sachs Seed Account, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Select	Commerce Bank of Kansas City, Special Account, c/o Fran Jabara, P.O. Box 782050, Wichita, KS 67278	56.78%
Select	Apex Clearing Corporation, Attn: Cindy Hollon, One Dallas Center, 350 North Saint Paul St., Ste. 1300, Dallas, TX 75201	34.70%
Service	Amalgamated Bank of Chicago, Attn: Debra Outlaw 3rd Floor, 1 W Monroe Street, Chicago, IL 60603	12.80%
Service	AMG National Trust Bank, Haws & Co., 6501 E. Belleview Ave. Ste. 400, Englewood, CO 80111	10.55%
Service	MidAmerica National Bank, P.O. Box 1300, Macomb, IL 61455	9.42%
Service	Commerce Bank – Lenexa, BKD LLP, Main Firm Account, Attn: Betty Hunter, P.O. Box 1900, Springfield, MO 65801	7.24%
Service	Charlevoix State Bank, Attn: Daniel Elliot, PO Box 217, Charlevoix, MI 49720	6.98%

Treasury Solutions Fund
Share Class	Name/Address	Percentage of Class
Service	Alerus Financial, Frojack Co., Attn: Lori Gregoire, 2300 S. Columbia Rd, Grand Forks, ND 58201	6.60%

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

1-A

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still

2-A

respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

3-A

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

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“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

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“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB”– Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC,” CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three

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categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D”– A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high,” “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high,” “middle,” and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to

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receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR,” e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

Effective March 2016

GSAM PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	U.S. proxy items:

1.	Operational Items	page 1-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 6-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 8-B
7.	State of Incorporation	page 8-B
8.	Capital Structure	page 8-B
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 8-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 10-B
2.	Board of Directors	page 12-B
3.	Compensation	page 13-B
4.	Board Structure	page 14-B
5.	Capital Structure	page 14-B
6.	Mergers and Corporate Restructurings & Other	page 16-B
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 17-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

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2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 % of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 % of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees; and

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•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and Insider Directors or Affiliated Outside Directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50 % withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

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GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

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Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

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•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4. Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management; and

•	Likelihood that the Board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

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GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

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1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and

5)	board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

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Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 % unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

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Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

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Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target

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changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 % over currently issued capital.

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Vote FOR issuance requests without preemptive rights to a maximum of 20 % of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 % over the current authorization unless the increase would leave the company with less than 30 % of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 % of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 % of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

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•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9-B for our current approach to these important topics.

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a) (1)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No.

183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(63)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(64)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(65)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(66)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(67)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(68)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(69)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(70)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(71)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(72)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No.

355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(73)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(74)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(75)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(76)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(77)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(78)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File no. 33-17619, filed December 26, 2013)

(79)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(80)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(81)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(82)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(83)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(84)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(85)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(86)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(87)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

(88)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(89)	Amendment No. 88 dated December 17, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 511 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 17, 2015)

(90)	Amendment No. 89 dated February 11, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 526 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2016)

(b)	Amended and Restated By-laws of Goldman Sachs Trust dated October 16, 2014 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(d) (1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Adjustable Rate Government Fund), and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management

(incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(5)	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs Financial Square Tax-Exempt California and Goldman Sachs Financial Square Tax-Exempt New York Funds (formerly, Institutional Liquid Assets Portfolios), and Goldman Sachs Asset Management (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(6)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

(7)	Management Agreement dated January 1, 1998 between Registrant, on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

(8)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management (incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008)

(9)	Amended Annex A dated February 11, 2016 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 544 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 31, 2016)

(10)	Sub-Advisory Agreement effective October 1, 2014 between Goldman Sachs Asset Management, L.P. and Dividend Assets Capital, LLC, on behalf of the Rising Dividend Growth Fund (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(11)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(12)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Financial Square Tax-Exempt California and Goldman Sachs Financial Square Tax-Exempt New York Funds (formerly, Institutional Liquid Assets Portfolios)) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(13)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(14)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(15)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(16)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Equity Growth Strategy (formerly, Aggressive Growth Strategy), Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Adjustable Rate Government Fund) (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(19)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(20)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(21)	Management Agreement dated August 14, 2014 between Registrant, on behalf of Goldman Sachs Long Short Fund, and GS Investment Strategies, LLC (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(e) (1)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(2)	Amended Exhibit A dated February 11, 2016 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 544 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 31, 2016)

(f)	Not applicable

(g) (1)	Custodian Contract dated July 15, 1991, between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

(3)	Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(4)	Fee schedule dated April 12, 1999 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios) (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(5)	Fee schedule dated October 1, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999)

(6)	Fee schedule dated January 12, 2000 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (U.S. Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(7)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(8)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(9)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(10)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated April 6, 1990 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(12)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(13)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(14)	Amendment dated August 1, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(15)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(16)	Letter Amendment dated May 15, 2002 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(17)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(18)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(19)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(20)	Letter Amendment dated February 8, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Commodity Exposure Fund (formerly, Goldman Sachs Commodity Strategy Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(21)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(22)

Letter Amendment dated April 23, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Strategic International Equity Fund) (incorporated by reference from Post-Effective Amendment

No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(23)	Letter Amendment dated May 2, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small Cap Growth Insights Fund and Goldman Sachs Small Cap Value Insights Fund (formerly, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund, respectively)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(24)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(25)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Small Cap Insights Fund (formerly, Goldman Sachs Structured International Small Cap Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(26)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Emerging Markets Equity Insights Fund (formerly, Goldman Sachs Structured Emerging Markets Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(27)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(28)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(29)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Tax-Managed Equity Fund (formerly, Goldman Sachs Structured International Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(30)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(31)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local

Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(32)	Letter Amendment dated November 28, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(33)	Letter Amendment dated September 17, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Insights Fund (formerly, Goldman Sachs Structured International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(34)	Letter Amendment dated November 19, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic U.S. Equity Fund (formerly, Goldman Sachs U.S. Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(35)	Letter Amendment dated November 19, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Dynamic Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009)

(36)	Letter Amendment dated August 11, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Technology Opportunities Fund (formerly, Goldman Sachs Technology Tollkeeper Fund)) (incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009)

(37)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(38)	Letter Amendment dated December 31, 2010 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A (Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(39)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(40)	Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(41)	Letter Amendment dated January 9, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Focused Growth Fund) (incorporated by reference from Post-Effective Amendment No. 304 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 26, 2012)

(42)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(43)	Letter Amendment dated December 14, 2011 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Managed Futures Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(44)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(45)	Letter Amendment dated March 22, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Retirement Portfolio Completion Fund) (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(46)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013)

(47)	Letter Amendment dated May 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 360 to the Registrant’s registration statement. SEC File No. 33-17619, filed May 29, 2013)

(48)	Letter Amendment dated June 18, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Asset Real Return Fund) (incorporated by reference from Post-Effective Amendment No. 364 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 16, 2013)

(49)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(50)

Letter Amendment dated November 4, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Fixed Income Macro Strategies Fund) (incorporated by reference from Post-Effective

Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(51)	Letter Amendment dated December 11, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small/Mid Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 387 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 30, 2014)

(52)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Limited Maturity Obligations Fund) (incorporated by reference from Post-Effective Amendment No. 395 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(53)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(54)	Letter Amendment dated April 21, 2014 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Dynamic Commodity Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(55)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(56)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(57)	Letter Amendment dated August 14, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(58)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(59)	Letter Amendment dated August 13, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Absolute Return Multi-Asset Fund (formerly, Goldman Sachs Global Absolute Return Fund) and Goldman Sachs Focused Value Fund) (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(60)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(61)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(62)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(63)	Letter Amendment dated December 2, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-FIMS, Ltd.) (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(64)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TTIF, Ltd.) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(65)	Letter Amendment dated June 11, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-ARM, Ltd.) (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(66)	Letter Amendment dated April 22, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(67)	Letter Amendment dated October 20, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 518 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(68)	Amendment dated January 6, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(h) (1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated February 11, 2016, to the Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 544 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 31, 2016)

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs – Institutional Liquid Assets Portfolios (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

(12)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(13)	Goldman Sachs Trust Cash Management Shares Service Plan amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(14)	Goldman Sachs Trust FST Select Class Select Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(15)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the remaining Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(16)	Goldman Sachs Trust FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(17)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(19)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(20)	Goldman Sachs Trust FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(21)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the remaining Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(22)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(23)	Goldman Sachs Trust Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the remaining Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(24)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(25)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(26)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(27)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Fixed Income Macro Strategies Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(28)	Appointment of Agent for Service of Process relating to Cayman Commodity-FIMS, Ltd. (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(29)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Dynamic Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(30)	Appointment of Agent for Service of Process relating to Cayman Commodity-DCS, Ltd. (formerly, Goldman Sachs DCS Cayman Commodity Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(31)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(32)	Appointment of Agent for Service of Process relating to Cayman Commodity-CSF, Ltd. (formerly, Goldman Sachs Cayman Commodity Fund, Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(33)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Absolute Return Tracker Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(34)	Appointment of Agent for Service of Process relating to Cayman Commodity-ART, Ltd. (formerly, Goldman Sachs Cayman Commodity-ART Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(35)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Tactical Tilt Implementation Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(36)	Appointment of Agent for Service of Process relating to Cayman Commodity-TTIF, Ltd. (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(37)	Securities Lending and Services Agreement between State Street Bank and Trust Company and Goldman Sachs Trust relating to the Long Short Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(38)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Dynamic Allocation Fund (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(39)	Appointment of Agent for Service of Process relating to Cayman Commodity-DAF, Ltd. (formerly, Goldman Sachs Cayman Commodity-DAF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(40)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Absolute Return Multi-Asset Fund (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(41)	Appointment of Agent for Service of Process relating to Cayman Commodity-ARM, Ltd. (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(42)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(i)	Opinion and Consent of Dechert LLP (filed herewith)

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m) (1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(2)	Class B Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(3)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(5)	Class R Distribution and Service Plan dated November 8, 2007 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(6)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the remaining Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(7)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of June 11, 2015 (incorporated by reference from Post-Effective Amendment No. 481 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 31, 2015)

(p) (1)	Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective June 1, 2012 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective February 6, 2012 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(3)	Code of Ethics – Dividend Assets Capital, LLC (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(q) (1)	Powers of Attorney for James A. McNamara, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Joseph P. LoRusso, Jessica Palmer, Alan A. Shuch and Richard P. Strubel

(incorporated by reference from Post-Effective Amendment No. 331 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2012)

(2)	Powers of Attorney for Herbert J. Markley and Roy W. Templin (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(3)	Power of Attorney for Scott M. McHugh (incorporated by reference from Post-Effective Amendment No. 370 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 15, 2013)

(4)	Powers of Attorney for Kathryn A. Cassidy and Gregory B. Weaver (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Tactical Tilt Implementation Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TTIF, Ltd. (the “TTIF Subsidiary”), a company organized under the laws of the Cayman Islands. The TTIF Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Tilt Implementation Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Dynamic Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-DCS, Ltd. (the “DCS Subsidiary”), a company organized under the laws of the Cayman Islands. The DCS Subsidiary’s financial statements will be included on a consolidated basis in the Dynamic Commodity Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Tracker Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ART, Ltd. (the “ART Subsidiary”), a company organized under the laws of the Cayman Islands. The ART Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Tracker Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-CSF, Ltd. (the “CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The Commodity Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Fixed Income Macro Strategies Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-FIMS, Ltd. (the “FIMS Subsidiary”), a company organized under the laws of the Cayman Islands. The FIMS Subsidiary’s financial statements will be included on a consolidated basis in the Fixed Income Macro Strategies Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Dynamic Allocation Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-DAF, Ltd. (the “DAF Subsidiary”), a company organized under the laws of the Cayman Islands. The DAF Subsidiary’s financial statements will be included on a consolidated basis in the Dynamic Allocation Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Multi-Asset Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ARM, Ltd. (the “ARM Subsidiary”), a company organized under the laws of the Cayman Islands. The ARM Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of the Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, and Short Duration Government Funds provides that the Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, and Short Duration Government Funds will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(7) and (d)(22).

Section 8 of the Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and Dividend Assets Capital, LLC (the “Sub-Adviser”) with respect to Goldman Sachs Rising Dividend Growth Fund (the “Fund”) provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser will remain liable for, and will indemnify the Trust, the Investment Adviser and their affiliated persons against, any losses suffered (a) as a result of the willful misconduct, bad faith, or negligence by the Sub-Adviser; (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or any material fact omitted therefrom, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser; or (c) as a result of the failure of the Sub-Adviser to execute portfolio transactions according to the requirements of applicable law. The Sub-Advisory Agreement is incorporated by reference as Exhibit (d)(10).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs BDC, Inc., Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs ETF Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Goldman Sachs Asset Management, L.P. (“GSAM”), Goldman Sachs Asset Management International (“GSAMI”) and GS Investment Strategies, LLC (“GSIS”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. GSAM, GSAMI and GSIS are engaged in the investment advisory business. GSAM, GSAMI and GSIS are part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM and the sole member and principal owner of GSIS. Information about the officers and partners of GSAM, officers and directors of GSAMI and officers and sole member of GSIS, is included in their Forms ADV filed with the Commission (registration numbers 801-37591, 801-38157 and 801-67433, respectively) and is incorporated herein by reference.

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to Goldman Sachs Rising Dividend Growth Fund. DAC is primarily engaged in the investment management business. Information about the officers and directors of DAC is included in its Form ADV filed with the Commission (registration number 801-62643) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust II. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Gary D. Cohn (1)	President and Chief Operating Officer, Managing Director
Alan M. Cohen (1)	Global Head of Compliance, Managing Director
Edith Cooper (1)	Managing Director
Isabelle Ealet (3)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (2)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (4)	Managing Director
Timothy J. O’Neill (1)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Pablo J. Salame (1)	Managing Director
Jeffrey W. Schroeder (1)	Managing Director
Harvey M. Schwartz (1)	Managing Director
Michael S. Sherwood (2)	Managing Director
David M. Solomon (1)	Managing Director
Esta Stecher (1)	Managing Director
Steven H. Strongin (1)	Managing Director
Eric S. Lane (1)	Managing Director
Stephen M. Scherr (1)	Managing Director
Ashok Varadhan (1)	Managing Director
Mark Schwartz (5)	Managing Director
R. Martin Chavez (1)	Managing Director
Ken W. Hitchner (1)	Managing Director
Craig W. Broderick (1)	Managing Director
Paul M. Russo (1)	Managing Director
Michael D. Daffey (3)	Managing Director
Sarah E. Smith (1)	Managing Director
Justin G. Gmelich (1)	Managing Director
John E. Waldron (1)	Managing Director
Gregg R. Lemkau (1)	Managing Director
Marc Nachmann (1)	Managing Director
James P. Esposito (3)	Managing Director

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(5)	7 Finance Street, Xicheng District, Beijing, China 100104

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, Bank of New York Mellon, One Wall Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 545 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 545 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 31st day of March, 2016.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Robert Griffith Robert Griffith,
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	March 31, 2016

[1]Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	March 31, 2016

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	March 31, 2016

[1]Kathryn A. Cassidy Kathryn A. Cassidy	Trustee	March 31, 2016

[1]Diana M. Daniels Diana M. Daniels	Trustee	March 31, 2016

[1]Herbert J. Markley Herbert J. Markley	Trustee	March 31, 2016

[1]Jessica Palmer Jessica Palmer	Trustee	March 31, 2016

[1]Alan A. Shuch Alan A. Shuch	Trustee	March 31, 2016

[1]Roy W. Templin Roy W. Templin	Trustee	March 31, 2016

[1]Gregory G. Weaver Gregory G. Weaver	Trustee	March 31, 2016

By:	/s/ Robert Griffith Robert Griffith,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Assistant Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 10-11, 2015.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Andrew Murphy and Robert Griffith, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated: March 31, 2016

/s/ Robert Griffith Robert Griffith
Assistant Secretary

EXHIBIT LIST

(i)	Opinion and Consent of Dechert LLP